CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AS INDICATED BY [REDACTED] AND SEPARATELY FILED WITH THE COMMISSION.

Dated 15 April 2016
CARFIN FINANCE INTERNATIONAL LIMITED
as the Issuer and FCT Noteholder
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as Arranger and Transaction Agent
DEUTSCHE TRUSTEE COMPANY LIMITED
as Issuer Security Trustee
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as FleetCo Security Agent
CERTAIN ENTITIES NAMED HEREIN
as Opcos, Servicers and Lessees
CERTAIN ENTITIES NAMED HEREIN
as FleetCos
AVIS BUDGET CAR RENTAL, LLC
as the Parent
AVIS FINANCE COMPANY LIMITED
as Finco, the Subordinated Lender, the Avis Italian VAT Lender and the Maggiore Italian VAT Lender
AVIS BUDGET EMEA LIMITED
as Avis Europe
CERTAIN ENTITIES NAMED HEREIN
as the Account Banks
DEUTSCHE BANK AG, LONDON BRANCH
as Issuer Cash Manager, Dutch FleetCo Spanish Account Bank Operator, Dutch FleetCo German Account Bank Operator, Dutch FleetCo Dutch Account Bank Operator, French FleetCo Account Bank Operator, and FleetCo Back-up Cash Manager
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as French Intermediary Bank and FCT Servicer
CACEIS BANK FRANCE
as FCT Custodian
FCT CARFIN
represented by
EUROTITRISATION
as the FCT Management Company
CERTAIN ENTITIES NAMED HEREIN
as the Senior Noteholders
and
CERTAIN OTHER ENTITIES NAMED HEREIN

EIGHTH MASTER AMENDMENT AND RESTATEMENT DEED

Ref: L-247269
Linklaters LLP

Table of Contents

Contents		Page
1	Definitions and Interpretation	4
2	Amendment and Restatement of the Original Master Definitions Agreement	5
3	Amendments to the Original Framework Agreement	5
4	Removal of parties from the Transaction Documents	7
5	Amendment Date	8
6	Conditions Subsequent	10
7	Transaction Agent	10
8	Issuer Security Trustee and FleetCo Security Agent	10
9	Senior Noteholders Consent	10
10	Increase in Senior Noteholder Commitments and Accession of New Senior Noteholders	10
11	Senior Advance Drawdown Notice	11
12	Transaction Documents	11
13	Confirmation of Guarantees	12
14	Illegality	12
15	Rights and Remedies	12
16	Counterparts	12
17	Incorporation of Common Terms	12
18	Third Party Rights	13
19	Governing Law and Jurisdiction	13
Schedule 1	The Parties	14
Schedule 2	Amended and Restated Master Definitions Agreement	18
Schedule 3	Reliance Letters and Opinions	19
Part I	Conditions Precedent	19
Part II	Conditions Subsequent	22
	Execution Page	i

1

This Amendment and Restatement Deed is made on 15 April 2016 between:

(1)
CARFIN FINANCE INTERNATIONAL LIMITED, a private limited company incorporated under the laws of Ireland with registered number 463656 and having its registered office at 1 Grant's Row, Lower Mount Street, Dublin 2, Ireland (the “Issuer” and the “FCT Noteholder”);

(2)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“Transaction Agent” and “Arranger”);

(3)	DEUTSCHE TRUSTEE COMPANY LIMITED (the “Issuer Security Trustee”, acting for itself and on behalf of the Issuer Secured Creditors);

(4)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (the “FleetCo Security Agent”, acting for itself and on behalf of the FleetCo Secured Creditors);

(5)
THE OPCOS, the SERVICERS and LESSEES listed in part 1 of Schedule 1 (The Parties) hereto including AVIS BUDGET ITALIA S.P.A. (as “VAT Sharing Italian Opco”, in its capacity as an Italian Opco under the VAT Sharing Agreement and the Italian Income Tax Consolidation Agreement);

(6)	THE FLEETCOS listed in part 2 of Schedule 1 (The Parties) hereto;

(7)	AVIS BUDGET CAR RENTAL, LLC (the “Parent”);

(8)	AVIS FINANCE COMPANY LIMITED (“Finco”, the “Subordinated Lender”, the “Central Servicer”, the “Avis Italian VAT Lender” and the “Maggiore Italian VAT Lender”);

(9)	AVIS BUDGET EMEA LIMITED (“Avis Europe”, together with the Opcos, the Servicers, the Lessees, the Parent and Finco, the “Avis Obligors”);

(10)	THE ACCOUNT BANKS listed in part 3 of Schedule 1 (The Parties) hereto;

(11)
DEUTSCHE BANK AG, LONDON BRANCH (the “Dutch FleetCo Spanish Account Bank Operator”, the “Dutch FleetCo German Account Bank Operator”, the “Dutch FleetCo Dutch Account Bank Operator”, the “French FleetCo Account Bank Operator” the “Issuer Cash Manager”, the “FleetCo Dutch Back-up Cash Manager”, the “FleetCo French Back-up Cash Manager”, the “FleetCo German Back-up Cash Manager”, the “FleetCo Italian Back-up Cash Manager” and the “FleetCo Spanish Back-up Cash Manager”);

(12)
THE SENIOR NOTEHOLDERS listed in part 4 of Schedule 1 (The Parties) hereto (the “Senior Noteholders”, and Managed and Enhanced Tap (Magenta) Funding S.T, Matchpoint Finance plc and Gresham Receivables (No. 34) UK Limited are the “Acceding Senior Noteholders”);

(13)	NATIXIS (the “Exiting Senior Noteholder” and an “Exiting Party”);

(14)	STRUCTURED FINANCE MANAGEMENT (IRELAND) LIMITED (the “Issuer Corporate Services Provider” and the “FleetCo Holdings Corporate Services Provider”);

(15)
CARFIN FINANCE HOLDINGS LIMITED, a private limited company incorporated under the laws of Ireland with registered number 463657 and having its registered office at 1 Grant's Row, Lower Mount Street, Dublin 2, Ireland (“FleetCo Holdings”);

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(16)
INTERTRUST (NETHERLANDS) B.V. and VISTRA B.V. (the “Dutch FleetCo Corporate Services Providers”, together with the Issuer Corporate Services Provider and the FleetCo Holdings Corporate Services Provider, the “Corporate Services Providers”);

(17)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“French Intermediary Bank” and “FCT Servicer”);

(18)	FCT CARFIN (the ”FCT”) represented by EUROTITRISATION (the “FCT Management Company”);

(19)	CACEIS BANK FRANCE (the “FCT Custodian”);

(20)	DEUTSCHE BANK AG (a company incorporated under the laws of Germany) (the “Exiting Issuer Hedge Counterparty” and an “Exiting Party”);

(21)	THE BANK OF NOVA SCOTIA and CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (the “Issuer Hedge Counterparties”);

(22)	CACEIS CORPORATE TRUST (the “FCT Registrar”); and

(23)
DEUTSCHE BANK LUXEMBOURG S.A., a public limited liability company incorporated under the laws of Luxembourg, registered with the Register of Commerce and Companies in Luxembourg under number B 9164, whose registered office is at 2, Boulevard Konrad Adenauer, L-1115 Luxembourg (the “Registrar”),

each of the above a “Party” and together the “Parties” to this Deed.
WHEREAS

(A)
Certain of the Parties hereto entered into a Master Definitions Agreement dated 5 March 2013 as amended by an amendment letter dated 19 March 2013 and a second amendment agreement dated 15 April 2013 and as amended and restated by a third amendment agreement dated 21 May 2014 and as amended by a fourth master amendment and restatement deed dated 15 December 2014, a fifth master amendment deed dated 17 December 2014, a sixth master amendment and restatement deed dated 16 April 2015 and a seventh master and amendment restatement deed dated 22 January 2016 (the “Original Master Definitions Agreement”).

(B)
Certain of the Parties hereto entered into a Framework Agreement dated 5 March 2013, as amended by an amendment letter dated 19 March 2013 and a second amendment agreement dated 15 April 2013 and as amended and restated by a third amendment agreement dated 21 May 2014, as amended by a fourth master amendment and restatement deed dated 15 December 2014 and as amended and restated by a seventh master and amendment restatement deed dated 22 January 2016 (the “Original Framework Agreement”).

(C)	The Parties have agreed to amend and restate the Original Master Definitions Agreement and amend the Original Framework Agreement on the terms and conditions set out below.

1	Definitions and Interpretation

1.1
Unless otherwise defined herein or the context otherwise requires, terms defined in the Original Master Definitions Agreement (as amended or amended and restated from time to time) have the same meaning in this Deed. Subject to Clause 1.2 below, the provisions of clause 2 (Principles of

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Interpretation and Construction) of the Original Master Definitions Agreement (as amended or amended and restated from time to time) shall apply herein as if set out in full herein and as if references therein to a “Relevant Agreement” were to this Deed. In addition, “Amendment Date” has the meaning given in Clause 0 (Amendment Date).

1.2	A reference to a “Clause” is a reference to a clause of this Deed.

2	Amendment and Restatement of the Original Master Definitions Agreement

2.1
The Original Master Definitions Agreement is amended and restated in the form set out in Schedule 2 (Amended and Restated Master Definitions Agreement) (the “Amended and Restated Master Definitions Agreement”) and the rights and obligations of the parties (excluding such rights and obligations accrued prior to the Amendment Date) to the Original Master Definitions Agreement shall be governed by the Amended and Restated Master Definitions Agreement.

3	Amendments to the Original Framework Agreement

3.1	The Original Framework Agreement shall be amended as follows:

3.1.1	by deleting the eighth paragraph of clause 3.2 in its entirety and replacing it with the following:
“Each of the representations and warranties in this Clause 3.2 (Representations and Warranties of the Avis Obligors) made by the relevant Avis Obligor as specified above (other than the representations and warranties contained in Clauses 3.2.6 (FATCA representations), 3.2.9(i), 3.2.9(ii) and 3.2.15) is deemed to be repeated by the relevant Avis Obligor and the representation and warranty contained in Clause 3.2.6 (FATCA representations)) is deemed to be repeated by Avis Europe, in each case, to the FleetCo Security Agent (for itself and on behalf of the other FleetCo Secured Creditors), by reference to the facts and circumstances then existing, on:

(i)	in relation to an Avis Obligor which is a Lessee or Servicer, each Lease Determination Date;

(ii)	in relation to an Avis Obligor which is a Lessee or Servicer, each Lease Payment Date;

(iii)	the date of each FleetCo Advance Drawdown Notice (other than the FleetCo Advance Drawdown Notice delivered prior to the Initial Funding Date);

(iv)	each Original FleetCo Advance Drawdown Date;

(v)	(if applicable) each Deemed FleetCo Advance Drawdown Date; and

(vi)	the first day of each FleetCo Advance Interest Period.
The representations and warranties contained in Clause 3.2.15 (Anti-Corruption Laws and Sanctions) are made by each Avis Obligor on the Amendment Date.”

3.1.2	by inserting a new clause 3.2.15 as follows:

“3.2.15	Anti-Corruption Laws and Sanctions

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The Avis Obligors have implemented and maintain in effect policies and procedures designed to ensure compliance by the Avis Obligors and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Avis Obligors and their respective officers and employees and to the knowledge of the Avis Obligors, their directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in any Avis Obligor being designated as a Sanctioned Person. None of the Avis Obligors or any of their respective directors, officers or employees is a Sanctioned Person.”

3.1.3	by inserting a new paragraph in clause 3.3 immediately before clause 3.3.1 as follows:
“The representations and warranties contained in Clause 3.3.45 (Anti-bribery, anti-corruption and anti-money laundering) are made by each FleetCo on the Amendment Date.”

3.1.4	by inserting new clauses 3.3.45 and 3.3.46 as follows:
“3.3.45    Anti-bribery, anti-corruption and anti-money laundering
Neither it nor any of its directors or officers has engaged in any activity or conduct which would violate any applicable Anti-Corruption Laws or applicable Sanctions.
3.3.46 Sanctions
Neither it nor any of its directors or officers is (i) an individual or entity (a “Person”), that is, or is owned or controlled by, a Sanctioned Person or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions broadly prohibiting dealings with such government, country, or territory.”

3.1.5	by inserting a new clause 4.2.30 as follows:

“4.2.30	Anti-Corruption Laws and Sanctions
The Avis Obligors will maintain in effect and enforce policies and procedures designed to ensure compliance by the Avis Obligors and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. No borrowing or use of proceeds will directly or, knowingly, indirectly violate Anti-Corruption Laws or applicable Sanctions, to the extent that such Anti-Corruption Law or Sanction are legally applicable to such borrowing or use of proceeds.”

3.1.6	by inserting a new clause 4.3.54 as follows:
“4.3.54    Sanctions
It will not, directly or indirectly, use the proceeds of the loan hereunder, or lend, contribute or otherwise make available such proceeds to any Person, (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, a Sanctioned Person or Sanctioned Country, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the loan hereunder, whether as underwriter, advisor, investor, lender, hedge provider, facility or security agent or otherwise).”

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4	Removal of parties from the Transaction Documents

4.1
Deutsche Bank AG as Exiting Issuer Hedge Counterparty was party to an Issuer Hedging Agreement with the Issuer dated 20 March 2013 (the “DB Hedging Agreement”), and each relevant confirmation under the DB Hedging Agreement from time to time (each a “DB Hedge Confirmation”). Each DB Hedge Confirmation has been terminated prior to the date of this Deed and no further confirmation will be entered into between the Exiting Issuer Hedge Counterparty and the Issuer. As such:

4.1.1	the Exiting Issuer Hedge Counterparty and the Issuer hereby terminate the DB Hedging Agreement and the DB Hedging Agreement shall be of no further force or effect; and

4.1.2	the Exiting Issuer Hedge Counterparty ceases to be an Issuer Hedge Counterparty and ceases to be a party to any of the Transaction Documents, from and including the Amendment Date.

4.2
Managed and Enhanced Tap (Magenta) Funding S.T. (“Magenta”), a conduit sponsored by Natixis as the Exiting Senior Noteholder proposes to accede as a Senior Noteholder pursuant to the Issuer Note Issuance Facility Agreement and Natixis, as the Exiting Senior Noteholder, proposes to cease to be a Senior Noteholder or a party to any of the Transaction Documents. On the Amendment Date:

4.2.1
The Senior Note currently held by Natixis as Exiting Senior Noteholder shall be redeemed in full for an amount equal to that Senior Note’s Senior Note Principal Amount Outstanding immediately prior to the Amendment Date (the “Natixis Principal Amount Outstanding”) and the Senior Noteholder Commitment of Natixis shall be reduced to zero. Accordingly, Natixis will no longer be a Senior Noteholder and will no longer be a party to any of the Transaction Documents.

4.2.2
Magenta shall enter into, among other documents, a Senior Noteholder Accession Deed and a Senior Noteholder Fee Letter specifying, amongst other things, its Senior Noteholder Commitment which will be the same as that of Natixis immediately prior to its exit pursuant to Clause 0 above.

4.2.3
The Issuer shall issue a Senior Note to Magenta, where the Senior Note Principal Amount Outstanding in respect of that that Senior Note will be the same as that of the Natixis Principal Amount Outstanding.

4.2.4	Accordingly, notwithstanding any provision of the Issuer Note Issuance Facility Agreement, on the Amendment Date:

(i)	the Issuer hereby redeems Natixis’ Senior Note and the Issuer shall be required to pay to Natixis an amount equal to the Natixis Principal Amount Outstanding (the “Redemption Amount”); and

(ii)
Magenta shall subscribe for the Senior Note (described in Clause 0 above) and pay to the Issuer the subscription price for such Senior Note, being an amount equal to the Natixis Principal Amount Outstanding (the “Subscription Amount”),

and each obligation to pay the Redemption Amount and the Subscription Amount shall be automatically satisfied and discharged in full.

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4.3	With effect from and including the Amendment Date:

4.3.1	each party hereto hereby agrees that each of the Exiting Parties shall cease to be a party to any Transaction Documents to which they were a party;

4.3.2
each of the Exiting Parties hereby unconditionally and irrevocably releases and discharges all the other parties hereto from all their respective obligations and liabilities, whether actual or contingent, which they may owe to each of the Exiting Parties under the Transaction Documents to which they may be a party; and

4.3.3
each party hereto hereby unconditionally and irrevocably releases and discharges each of the Exiting Parties from all of its respective obligations and liabilities, whether actual or contingent, under the Transaction Documents to which it is a party.

5	Amendment Date

5.1
The Parties hereby agree that the amendments set out in Clause 0 (Amendment and Restatement of the Original Master Definitions Agreement), Clause 0 (Amendments to the Original Framework Agreement) and Clause 0 (Removal of parties from the Transaction Documents) shall be effective from and including the date (the “Amendment Date”) the Transaction Agent has received the following documents in form and substance satisfactory to the Transaction Agent:

5.1.1
a closing certificate dated the Amendment Date given by an authorised signatory of the Issuer, substantially in the form distributed to the Transaction Agent prior to signing this Deed, including confirmations that:

(i)	no Issuer Event of Default has occurred and is continuing or would result from such increase in the Total Senior Noteholder Commitments;

(ii)	the Issuer Repeating Representations being repeated are true and correct;

5.1.2	a legal opinion of Arthur Cox, legal advisers to the Parent in Ireland, as to the capacity and authority of Carfin Finance International Limited and Carfin Finance Holdings Limited;

5.1.3	a legal opinion of the internal counsel of Avis as to the capacity and authority of Avis Budget Car Rental, LLC;

5.1.4	a legal opinion of Clifford Chance LLP, legal advisers to the Parent in England, as to the capacity and authority of Avis Finance Company Limited and Avis Budget EMEA Limited;

5.1.5	a legal opinion of Clifford Chance LLP, legal advisers to the Parent in the Netherlands, as to the capacity and authority of Budget Autoverhuur B.V. and FinCar Fleet B.V.;

5.1.6
a legal opinion of Clifford Chance LLP, legal advisers to the Parent in Italy, as to the capacity and authority of Avis Budget Italia S.p.A. and Avis Budget Italia S.p.A. Fleet Co, S.A.p.A and Maggiore Rent S.p.A.;

5.1.7	a legal opinion of Clifford Chance LLP, legal advisers to the Parent in Spain, as to the capacity and authority of Avis Alquile un Coche, S.A. and FinCar Fleet V.C. Sucusal en España;

5.1.8	a legal opinion of Clifford Chance Deutschland LLP, legal advisers to the Parent in Germany, as to the capacity and authority of Avis Budget Autovermietung GmbH & Co. KG;

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5.1.9	a legal opinion of Clifford Chance LLP, legal advisers to the Parent in France, as to the capacity and authority of Avis Location de Voitures SAS and AB FleetCo;

5.1.10	a memorandum of Linklaters LLP in relation to the Volcker Rule; and

5.1.11
the reliance letters and opinions listed at Part I of Schedule 3 (Reliance Letters and Opinions) addressed to each of Matchpoint Finance Public Limited Company and Gresham Receivables (No. 34) UK Limited as Senior Noteholders,

and provided that:

5.1.12	to the extent that the Senior Notes are immediately before the Amendment Date ascribed a rating by one or more Rating Agencies that the Issuer has received Rating Agency Affirmation;

5.1.13
that in the case of an Acceding Senior Noteholder the Issuer has issued a Further Senior Note in accordance with clause 4 (Further Senior Notes Issues) of the Issuer Note Issuance Facility Agreement and provided a Restricted Note Certificate or an Unrestricted Note Certificate, as applicable, to the Acceding Senior Noteholder;

5.1.14
that each increased Senior Noteholder Commitment and any issuance of one or more Further Senior Notes in respect thereof shall be made in accordance with and subject to the terms and conditions of the Issuer Transaction Documents; and

5.1.15
in the case of an Acceding Senior Noteholder, the Acceding Senior Noteholder accedes to the terms of the Issuer Transaction Documents to which the Senior Noteholders are a party by duly executing and entering into a document in the form set out in part 2 (Form of Senior Noteholder Accession Deed) of schedule 6 (Forms of Accession Deed) to the Framework Agreement;

5.1.16	in the case of an Acceding Senior Noteholder that is a Conduit:

(i)
such Conduit confirms that it has entered into an appropriate Liquidity Facility Arrangement or Liquidity Facility Arrangements with one or more Liquidity Provider, each as the context shall require; and

(ii)	if applicable, a Rating Agency Affirmation has been received from the relevant Rating Agency;

5.1.17
in the case of an Acceding Senior Noteholder, the Acceding Senior Noteholder is a Qualifying Senior Noteholder and, in the case of a Senior Noteholder who satisfies the condition in paragraph A of the definition of “Qualifying Senior Noteholder”, it has duly executed a Quoted Eurobond WHT Form substantially in the form of Schedule 9 to the Issuer Note Issuance Facility Agreement (Quoted Eurobond WHT Form) and provided such form to the Issuer (with a copy to the Issuer Cash Manager and the Issuer Account Bank); and

5.1.18	in the case of an Acceding Senior Noteholder, it has entered into a Senior Noteholder Fee Letter specifying, among other things, its Senior Noteholder Commitment.

5.2	Notwithstanding anything to the contrary contained herein, if for any reason this Deed fails to be effective on the Amendment Date, this Deed shall terminate and the rights and obligations of the

8

parties to the Transaction Documents shall be fully preserved as they existed prior to the date hereof. The Transaction Agent shall notify the other parties hereto of the occurrence of the Amendment Date.

6	Conditions Subsequent
Each of the Issuer, the Avis Obligors and the FleetCos, shall procure that within 60 days of the date of this Deed, the Transaction Agent receives the reliance letters listed in Part II of Schedule 3 (Reliance Letters), addressed to each of the Senior Noteholders.

7	Transaction Agent

7.1
In accordance with clause 13.4 (Consents, Directions, Instructions, Amendments, Waivers and Modification of Transaction Documents by the Transaction Agent) of the Framework Agreement, each Senior Noteholder hereby instructs and directs the Transaction Agent to consent to all the amendments required to be agreed by such Senior Noteholder as set out herein.

7.2	The Transaction Agent hereby consents to all amendments referred to herein.

8	Issuer Security Trustee and FleetCo Security Agent

8.1
In accordance with clause 24.3.1 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee) of the Framework Agreement, the Transaction Agent, by the execution of this Deed, hereby instructs and directs the Issuer Security Trustee to enter into this Deed and all other relevant documents to be entered into in connection herewith and to consent to all the amendments required to be agreed by the Issuer Security Trustee as set out herein.

8.2
In accordance with clause 14.2 (Instructions to FleetCo Security Agent) of the Framework Agreement, the Transaction Agent, by the execution of this Deed, hereby instructs and directs the FleetCo Security Agent to enter into this Deed and all other relevant documents to be entered into in connection herewith and to consent to all the amendments required to be agreed by the FleetCo Security Agent as set out herein.

9	Senior Noteholders Consent
Each of the Senior Noteholders hereby consents to the amendments contemplated by and set out in this Deed and Senior Noteholder Fee Letters dated on or about the date stated at the beginning of this Deed.

10	Increase in Senior Noteholder Commitments and accession of new Senior Noteholders

10.1
Notwithstanding any provision of the Issuer Note Issuance Facility Agreement (in particular clauses 4.1, 5.1 and 21.4 therein), each of the Parties to this Deed that is also a party to the Issuer Note Issuance Facility Agreement hereby consents to:

10.1.1	the increase in Senior Noteholder Commitments as set out in the Senior Noteholder Fee Letters dated on or about the date stated at the beginning of this Deed and as set out in the

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definition of “Total Senior Noteholder Commitments” in the Amended and Restated Master Definitions Agreement; and

10.1.2
the accession of the Acceding Senior Noteholders as new Senior Noteholders and the issuance of Further Senior Notes to each of them, as set out in, among other documents, the Senior Noteholder Accession Deeds and the Senior Noteholder Fee Letters dated on or about the date stated at the beginning of this Deed.

10.2
The Central Servicer hereby consents to the accession of the Acceding Senior Noteholders as new Senior Noteholders and the issuance of Further Senior Notes to each of them, as set out in, among other documents, the Senior Noteholder Accession Deeds and the Senior Noteholder Fee Letters dated on or about the date stated at the beginning of this Deed.

11	Senior Advance Drawdown Notice

11.1
Notwithstanding any provision of the Issuer Note Issuance Facility Agreement, no Senior Noteholder is obliged to pay, or procure the payment of, the subscription for the Further Senior Note for which it is subscribing in accordance with the Senior Advance Drawdown Notice dated on or about the date of this Deed until the Amendment Date.

11.2
The Issuer agrees to indemnify the Transaction Agent, the Issuer Security Trustee, the Issuer Cash Manager, the Registrar, each of the Senior Noteholders (including each of Matchpoint Finance Public Limited Company and Gresham Receivables (No. 34) UK Limited as Senior Noteholders) and their respective Affiliates, directors, officers, employees and agents (each, an “Indemnified Party”) against any cost, loss or liability incurred by that Indemnified Party as a result of funding, or making arrangements to fund, its participation in a Senior Advance requested by the Issuer in the Senior Advance Drawdown Notice dated on or about the date of this Deed but not made by reason of the Amendment Date not occurring on 20 April 2016 due to the operation of Clause 5 (Amendment Date).

12	Transaction Documents

12.1
Save as expressly amended by this Deed, the Original Master Definitions Agreement, the Original Framework Agreement and the other Transaction Documents shall otherwise remain unamended and in full force and effect in accordance with the terms thereof.

12.2
By their acceptance of the terms of this Deed, each of the Issuer, the FleetCos and the Avis Obligors confirms that its obligations under the Transaction Documents to which it is a party will remain in full force and effect.

12.3	The FleetCo Security Agent and the Transaction Agent hereby designate this Deed as a FleetCo Transaction Document.

12.4	The Transaction Agent hereby designates this Deed as an Issuer Transaction Document.

13	Confirmation of Guarantees

13.1
Avis Budget EMEA Limited as the guarantor under the Avis Europe Payment Guarantee hereby (i) expressly confirms that its obligations under the Avis Europe Payment Guarantee remain in full force and effect notwithstanding the amendments to the Transaction Documents as set out in this Deed

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and (ii) acknowledges that it is not released from its obligations under the Avis Europe Payment Guarantee.

13.2
Finco as the guarantor under the Finco Payment Guarantee hereby (i) expressly confirms that its obligations under the Finco Payment Guarantee remain in full force and effect notwithstanding the amendments to the Transaction Documents as set out in this Deed and (ii) acknowledges that it is not released from its obligations under the Finco Payment Guarantee.

14	Illegality
If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

15	Rights and Remedies
No failure by the Issuer Secured Creditors or the FleetCo Secured Creditors to exercise, or any delay by the Issuer Secured Creditors or the FleetCo Secured Creditors in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies provided by law or under any Transaction Document.

16	Counterparts
This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

17	Incorporation of Common Terms
The Common Terms shall be incorporated by reference into this Deed. If there is any conflict between the Common Terms as incorporated by reference into this Deed and the other provisions of this Deed, the provisions of the incorporated Common Terms shall prevail.

18	Third Party Rights
No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed.

19	Governing Law and Jurisdiction
This Deed and all non-contractual obligations arising out of or in connection with it shall be governed by, and shall be construed in accordance with, English law. Each of the parties hereto hereby submits to the jurisdiction of the courts of England and Wales.
In Witness whereof this Deed has been delivered on the date stated at the beginning of this Deed.

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Schedule 1: The Parties
Part 1 Opcos, Servicers and Lessees

Opcos

Name of Opcos	Registration number (or equivalent, if any)
Avis Budget Autovermietung GmbH & Co. KG (the “German Opco”)	HRA 3033
Avis Budget Italia S.p.A. (the “Avis Italian Opco” and an “Italian Opco”)	421940586
Avis Alquile un Coche S.A. (the “Spanish Opco”)	A28152767
Avis Budget Autoverhuur B.V. (the “Dutch Opco”)	33129079
Avis Location de Voitures SAS (the “French Opco”)	652 023 961 RCS Nanterre
Maggiore Rent S.p.A. (the “Maggiore Italian Opco” and an “Italian Opco”)	0677 158 1003
Servicers (excluding the Central Servicer)

Name of Servicers	Registration number (or equivalent, if any)
Avis Alquile un Coche S.A. (the “Spanish Servicer”) in respect of Dutch FleetCo’s fleet in Spain	A28152767
In respect of Italian FleetCo: Avis Budget Italia S.p.A. (the “Avis Italian Servicer” and an “Italian Servicer”)	421940586
In respect of French FleetCo: Avis Location de Voitures SAS (the “French Servicer”)	652 023 961 RCS Nanterre
Maggiore Rent S.p.A. (the “Maggiore Italian Servicer” and an “Italian Servicer”)	0677 158 1003

Central Servicer

Name of Central Servicer	Registration number (or equivalent, if any)
Avis Finance Company Limited (the “Central Servicer”)	2123807
Lessees

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Name of Lessees	Registration number (or equivalent, if any)
Avis Budget Autovermietung GmbH & Co. KG (as lessee under the Master German Fleet Lease Agreement)	HRA 3033
Avis Budget Italia S.p.A. (as lessee under an Italian Master Lease Agreement)	421940586
Avis Alquile un Coche S.A. (as lessee under the Spanish Master Lease Agreement)	A28152767
Avis Budget Autoverhuur B.V. (as lessee under the Master Dutch Fleet Lease Agreement)	33129079
Avis Location de Voitures SAS (as lessee under the French Master Lease Agreement)	652 023 961 RCS Nanterre
Maggiore Rent S.p.A. (as lessee under an Italian Master Lease Agreement)	0677 158 1003

Part 2 FleetCos

Name of FleetCos Jurisdiction of Incorporation and legal form	Registration number (or equivalent, if any)
FinCar Fleet B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) (the “Dutch FleetCo”)	55227732
FinCar Fleet B.V., Sucursal en España, the Spanish branch of FINCAR FLEET B.V. (a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of Netherlands) with registered address at Avenida Manoteras, nº 32, 28050 Madrid, Spain and Spanish fiscal identification number W0037096E and registered at the Mercantile Registry in Madrid under volume 28809, page 190, section 8th and sheet M-518708 (the “Dutch FleetCo, Spanish Branch”)
W0037096E
Avis Budget Italia S.p.A. Fleet Co. S.A.p.A., a partnership limited by shares (the “Italian FleetCo”)	97550851009
AB FleetCo a simplified limited stock company (société par actions simplifiée) (the “French FleetCo”)	799 383 997 R.C.S. Beauvais

13

Part 3 Account Banks

Name of Account Bank	Registration number (or equivalent, if any)
Deutsche Bank AG, London branch (the “Issuer Account Bank”)	HRB 30 000, branch number BR00005
Deutsche Bank S.A.E. (the “Dutch FleetCo Spanish Account Bank”)	A-08000614
Deutsche Bank AG, London branch (the “Dutch FleetCo Spanish Account Bank Operator”)	HRB 30 000, branch number BR00005
Deutsche Bank S.P.A (the “Italian FleetCo Account Bank”)	1340740156
Deutsche Bank AG (the “Dutch FleetCo German Account Bank”)	HRB 30 000
Deutsche Bank AG, London branch (the “Dutch FleetCo German Account Bank Operator”)	HRB 30 000, branch number BR00005
Deutsche Bank AG, Amsterdam Branch (the “Dutch FleetCo Dutch Account Bank”)	HRB 30 000, branch number 33304583
Deutsche Bank AG, London Branch (the “Dutch FleetCo Dutch Account Bank Operator”)	HRB 30 000, branch number BR00005
Deutsche Bank AG, Paris Branch (the “French FleetCo Account Bank”)	HRB 30 000, branch number 310327481
Deutsche Bank AG, London Branch (the “French FleetCo Account Bank Operator”)	HRB 30 000, branch number BR00005

Part 4 Senior Noteholders

Names of Senior Noteholders	Registration number (or equivalent, if any)
Blue Finn S.a.r.l., Luxembourg, Küsnacht Branch	CH-020.9.003.783-3
Crédit Agricole Corporate and Investment Bank	304187701
Deutsche Bank AG, London Branch	HRB 30 000, branch number BR00005
Scotiabank Europe plc	817692
Elektra Purchase No. 34 Limited	548807
Jupiter Securitization Company LLC	223771
JPMorgan Chase Bank, N.A.	2118141
Managed and Enhanced Tap (Magenta) Funding S.T.	520563479
Matchpoint Finance Public Limited Company	386704
Gresham Receivables (No. 34) UK Limited	7807235

14

Schedule 2
Amended and Restated Master Definitions Agreement

15

Dated 5 March 2013 as amended and restated from time to time and last on 15 April 2016
CARFIN FINANCE INTERNATIONAL LIMITED
as the Issuer and the FCT Noteholder
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as Arranger and Transaction Agent
DEUTSCHE TRUSTEE COMPANY LIMITED
as Issuer Security Trustee
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as FleetCo Security Agent
CERTAIN ENTITIES NAMED HEREIN
as Opcos, Servicers and Lessees
CERTAIN ENTITIES NAMED HEREIN
as FleetCos
AVIS BUDGET CAR RENTAL, LLC
as the Parent
AVIS FINANCE COMPANY LIMITED
as Finco, the Subordinated Lender, the Central Servicer, the Dutch VAT Lender, the Avis Italian VAT Lender and the Maggiore Italian VAT Lender
AVIS BUDGET EMEA LIMITED
as Avis Europe
CERTAIN ENTITIES NAMED HEREIN
as the Account Banks
DEUTSCHE BANK AG, LONDON BRANCH
as the Issuer Cash Manager, Dutch FleetCo German Account Bank Operator, Dutch FleetCo Spanish Account Bank Operator, Dutch FleetCo Dutch Account Bank Operator, French FleetCo Account Bank Operator and FleetCo Back-up Cash Manager
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as French Intermediary Bank and FCT Servicer
CACEIS BANK FRANCE
as FCT Custodian
FCT CARFIN
represented by
EUROTITRISATION
as the FCT Management Company

CERTAIN ENTITIES NAMED HEREIN
as the Senior Noteholders
and
CERTAIN OTHER ENTITIES NAMED HEREIN
MASTER DEFINITIONS AGREEMENT

Ref: L-247269 Linklaters LLP

Table of Contents

Contents		Page
1	Definitions and Interpretation	2
2	Principles of Interpretation and Construction	127
3	Incorporation of Common Terms and Clause 24 of the Framework Agreement	131
4	Governing Law and Jurisdiction	131
5	Enforcement	132
Schedule	The Parties	133

i

This Agreement is dated 5 March 2013 as amended pursuant to an amendment letter dated 19 March 2013 and a second amendment agreement dated 15 April 2013 and as amended and restated pursuant to a third master amendment and restatement deed dated 21 May 2014 and as amended pursuant to a fourth master amendment and restatement deed dated 15 December 2014 and a fifth master amendment deed dated 17 December 2014 and a sixth amendment and restatement deed dated 16 April 2015 and a seventh amendment and restatement deed dated 22 January 2016 and an eighth amendment and restatement deed dated 15 April 2016 and made
BETWEEN:

(1)
CARFIN FINANCE INTERNATIONAL LIMITED, a private limited company incorporated under the laws of Ireland with registered number 463656 and having its registered office at 1 Grant's Row, Lower Mount Street, Dublin 2, Ireland (the "Issuer" and the "FCT Noteholder");

(2)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (the "Transaction Agent" and the "Arranger");

(3)	DEUTSCHE TRUSTEE COMPANY LIMITED (the "Issuer Security Trustee", acting for itself and on behalf of the Issuer Secured Creditors);

(4)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (the "FleetCo Security Agent", acting for itself and on behalf of the FleetCo Secured Creditors);

(5)
THE OPCOS, the SERVICERS and LESSEES listed in Part 1 of the Schedule (The Parties) including AVIS BUDGET ITALIA S.P.A. (as "VAT Sharing Italian Opco", in its capacity as an Italian Opco under the VAT Sharing Agreement and the Italian Income Tax Consolidation Agreement);

(6)	THE FLEETCOS listed in Part 2 of the Schedule (The Parties);

(7)	AVIS BUDGET CAR RENTAL, LLC (the "Parent");

(8)	AVIS FINANCE COMPANY LIMITED ("Finco", the "Subordinated Lender", the "Central Servicer", the "Dutch VAT Lender", the "Avis Italian VAT Lender" and the "Maggiore Italian VAT Lender");

(9)	AVIS BUDGET EMEA LIMITED ("Avis Europe", together with the Opcos, the Servicers, the Lessees, the Parent and Finco, the "Avis Obligors");

(10)	THE ACCOUNT BANKS listed in Part 3 of the Schedule (The Parties);

(11)
DEUTSCHE BANK AG, LONDON BRANCH (the "Issuer Cash Manager", the "Dutch FleetCo Spanish Account Bank Operator", the "Dutch FleetCo German Account Bank Operator", the "Dutch FleetCo Dutch Account Bank Operator", the "French FleetCo Account Bank Operator" and, the "FleetCo Back-up Cash Manager");

(12)	THE SENIOR NOTEHOLDERS listed in Part 4 of the Schedule (The Parties) (the "Senior Noteholders");

(13)	STRUCTURED FINANCE MANAGEMENT (IRELAND) LIMITED (the "Issuer Corporate Services Provider" and the "FleetCo Holdings Corporate Services Provider");

(14)
INTERTRUST (NETHERLANDS) B.V. and VISTRA B.V. (the "Dutch FleetCo Corporate Services Providers", together with the Issuer Corporate Services Provider and the FleetCo Holdings Corporate Services Provider, the "Corporate Services Providers");

(15)	FISERV AUTOMOTIVE SOLUTIONS, INC., a company duly incorporated under the laws of Delaware with registered number 2403201 (the "Liquidation Agent");

(16)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (the "French Intermediary Bank" and the "FCT Servicer");

(17)	CACEIS BANK FRANCE, the "FCT Custodian");

(18)	FCT CARFIN (the "FCT") represented by EUROTITRISATION (the "FCT Management Company");

(19)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK and THE BANK OF NOVA SCOTIA (the "Issuer Hedge Counterparties");

(20)	CARFIN FINANCE HOLDINGS LIMITED (the "FleetCo Holdings"); and

(21)
DEUTSCHE BANK LUXEMBOURG S.A., a public limited liability company incorporated under the laws of Luxembourg, registered with the Register of Commerce and Companies in Luxembourg under number B 9164, whose registered office is at 2, Boulevard Konrad Adenauer, L-1115 Luxembourg (the "Registrar"),

each of the above a "Party" and together the "Parties" to this Agreement.
It is agreed that the Parties have agreed to incorporate into certain of the Transaction Documents to which they are a party the definitions and principles of construction and interpretation contained herein.
Amendment and Restatement
The Parties have agreed to amend and restate the terms of the master definitions agreement dated 5 March 2013 between, inter alios, the Issuer and the Transaction Agent (as amended pursuant to an amendment letter dated 19 March 2013 and a second amendment agreement dated 15 April 2013 and as amended and restated pursuant to a third master amendment and restatement deed dated 21 May 2014 and amended pursuant to a fourth master amendment and restatement deed dated 15 December 2014 and a fifth master amendment deed dated 17 December 2014, a sixth master amendment and restatement deed dated 16 April 2015 and a seventh master amendment and restatement deed dated 22 January 2016, the "Original MDA") as set out herein with effect, subject to clause 2.3.4 of the Framework Agreement, from the Amendment Date. As at the Amendment Date, any future rights or obligations (excluding such rights and obligations accrued prior to the Amendment Date) of a party under the Original MDA shall be extinguished and shall instead be governed by this Agreement.
Notwithstanding anything to the contrary contained herein, if for any reason this Agreement fails to be effective on the Amendment Date, this Agreement shall terminate and be replaced by the Original MDA as existed immediately prior to the date hereof and the rights and obligations of the parties to the Transaction Documents shall be fully preserved as they existed immediately prior to the date hereof.

1	Definitions and Interpretation

Each of the Parties agrees that in any agreement, deed or other document expressly stating that terms defined herein shall have the same meanings therein (except where otherwise defined therein):
"2009 Act" means the Land and Conveyancing Law Reform Act 2009 of Ireland.
"ABCP" means asset backed commercial paper having a maturity of less than or equal to one year from the date of issue.
"ABCP Market" means the market for ABCP.
"ABCP Market Disruption" means, in respect of any issuer of ABCP or the ABCP Market generally, a circumstance in which market conditions prevent the issuance of ABCP.
"ABG" means Avis Budget Group, Inc.
"Acceding Issuer Hedge Counterparty" any Issuer Hedge Counterparty which accedes to the Framework Agreement pursuant to clause 11 (Additional Issuer Secured Creditors and Accession of Liquidation Agent) of the Framework Agreement.
"Acceding Senior Noteholder" means, subject to and in accordance with clause 21.4 (Transfers by Senior Noteholders; Accession of further Senior Noteholders) of the Issuer Note Issuance Facility Agreement, a Conduit or a Financial Institution which enters into a relevant Senior Noteholder Accession Deed.
"Acceding Subordinated Lender" means any Subordinated Lender which accedes to the Framework Agreement pursuant to clause 11 (Additional Issuer Secured Creditors and Accession of Liquidation Agent) of the Framework Agreement.
"Acceleration Notice" means: (i) a notice delivered by the Issuer Security Trustee pursuant to the Framework Agreement by which the Issuer Security Trustee declares that all Issuer Secured Liabilities shall be accelerated; or (ii) a notice delivered by the FleetCo Security Agent pursuant to the Framework Agreement by which the FleetCo Security Agent declares that all FleetCo Secured Liabilities shall be accelerated which, for the avoidance of doubt, may be delivered simultaneously with or after the delivery of an Enforcement Notice.
"Acceptable Bank" means:
(i)

(a)
to the extent that the Senior Notes are rated by one or more Rating Agencies, a bank or financial institution approved by the Transaction Agent which has a rating for its long-term unsecured, unsubordinated, unguaranteed debt obligations from at least two Rating Agencies of "Baa2" by Moody's or "BBB" by S&P or "BBB" by Fitch or "BBB" by DBRS, provided that each of Deutsche Bank S.A.E. and Deutsche Bank SpA, to the extent that either of them is or will become an Account Bank, will qualify as an Acceptable Bank in accordance with the Transaction Documents for so long as (i) Deutsche Bank AG has a rating for its long-term unsecured, unsubordinated, unguaranteed debt obligations from at least two Rating Agencies of "Baa2" by Moody's or "BBB" by S&P or "BBB" by Fitch or "BBB" by DBRS; (ii) each of Deutsche Bank S.A.E. and Deutsche Bank SpA continues to be owned (directly and indirectly) by Deutsche Bank AG; and (iii) the words "Deutsche Bank" are contained in its legal name, and, in any case, only until such date when the relevant Rating Agency which may have attributed the rating to the Senior Notes notifies the Issuer that either of Deutsche Bank S.A.E. and Deutsche Bank SpA no longer qualifies as an Acceptable Bank; or

(b)
any Deutsche Bank entity or other bank or financial institution nominated by the Parent or Finco and approved by (i) the Transaction Agent and (ii) (if the Senior Notes are rated by one or more Rating Agencies) the relevant Rating Agency, provided that, if (x) Deutsche Bank AG does not have the required ratings pursuant to paragraph (i)(a) above or (y) the relevant Rating Agency will not provide an approval of the relevant Deutsche Bank entity or other such bank or financial institution pursuant to paragraph (i)(b), a certificate from the Central Servicer confirming that, in its reasonable opinion, the Rating Agencies will not take adverse rating action in respect of the Senior Notes would be sufficient; and

(ii)
a bank or financial institution which is a bank or financial institution authorised to accept deposits in (in relation to the Spanish Account Bank Agreement) Spain, (in relation to the German Account Bank Agreement) Germany, (in relation to the Italian Account Bank Agreement) Italy, (in relation to the Dutch Account Bank Agreement) The Netherlands, (in relation to the French Account Bank Agreement) France and (in relation to the Issuer Account Bank Agreement and in respect of the Issuer Accounts) the United Kingdom or Ireland.

"Accession Deed" means each deed of accession substantially in the relevant form set out in schedule 6 (Forms of Accession Deed) to the Framework Agreement.
"Account Bank Agreement" means, as applicable, the Issuer Account Bank Agreement, the German Account Bank Agreement, the Italian Account Bank Agreement, the Spanish Account Bank Agreement, the Dutch Account Bank Agreement or the French Account Bank Agreement.
"Additional Accounts" means any additional account is opened in accordance with the relevant Account Bank Agreement and the Framework Agreement.
"Affiliate" means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.
"Aggregate Redesignation Amount" means, in respect of a Master Lease Agreement, the sum of all Redesignation Amounts under such Master Lease Agreement.
"Amendment Date" has the meaning given to that term in the eighth master amendment and restatement deed dated 15 April 2016 between, among others, the parties to this Agreement.
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to an Avis Obligor, FleetCo or its Affiliates from time to time concerning or relating to bribery, corruption or anti-money laundering, to the extent legally applicable.
"Applicable Accounting Principles" means GAAP.
"Applicable EURIBOR" means: (i) in respect of a Senior Advance from the Senior Noteholder Group in respect of Jupiter Securitization Company LLC as a Senior Noteholder, three month EURIBOR for each day during such Interest Period, and (ii) in respect of (x) a Senior Advance with a Senior Advance Interest Period or (y) a Subordinated Advance or a VAT Loan Advance with an Interest Period:

(i)	if the Interest Period End Date falls on or before:
A.    the seventh day; or
B.    if such seventh day is not a Business Day:
(x)     the Business Day immediately following such seventh day; or

(y)	if the day in (x) above would otherwise be in the next calendar month, the Business Day immediately preceding such seventh day, in each case, following, as applicable, the Senior Advance Drawdown Date of such Senior Advance or the drawdown date of such Subordinated Advance or such VAT Loan Advance, one-week EURIBOR;

(ii)	if the Interest Period End Date does not fall within paragraph (i) above but does fall on or before:

A.	the fourteenth day; or
B.    if such fourteenth day is not a Business Day:

(x)	the Business Day immediately following such fourteenth day; or

(y)	if the day in (x) above would otherwise be in the next calendar month, the Business Day immediately preceding such fourteenth day, in each case, following, as applicable, the Senior Advance Drawdown Date of such Senior Advance or the drawdown date of such Subordinated Advance or such VAT Loan Advance, two-week EURIBOR;

(iii)	if the Interest Period End Date does not fall within paragraphs (i) and (ii) above but does fall on or before:
A.    the twenty-first day; or
B.    if such twenty-first day is not a Business Day:

(x)	the Business Day immediately following such twenty-first day; or

(y)	if the day in (x) above would otherwise be in the next calendar month, the Business Day immediately preceding such twenty-first day, in each case, following, as applicable, the Senior Advance Drawdown Date of such Senior Advance or the drawdown date of such Subordinated Advance or VAT Loan Advance, three-week EURIBOR;

(iv)	if the Interest Period End Date does not fall within paragraphs (i), (ii) and (iii) above but does fall on or before:

A.
the corresponding calendar day of the month immediately following, as applicable, the Senior Advance Drawdown Date of such Senior Advance or the drawdown date of such Subordinated Advance or VAT Loan Advance; or

B.    if such calendar day is not a Business Day:
(x)     the Business Day immediately following such calendar day; or

(y)	if the day in (x) above would otherwise be in the next calendar month, the Business Day immediately preceding such calendar day, one-month EURIBOR; and

(v)	if the Interest Period End Date does not fall within paragraphs (i), (ii), (iii) and (iv) above but does fall after:

A.
the corresponding calendar day of the month immediately following, as applicable, the Senior Advance Drawdown Date of such Senior Advance or the drawdown date of such Subordinated Advance or VAT Loan Advance; or

B.    if such calendar day is not a Business Day:
(x)     the Business Day immediately following such calendar day; or

(y)	if the day in (x) would otherwise be in the next calendar month, the Business Day immediately preceding such calendar day, two-month EURIBOR,
provided that, for the purposes of this definition, "Interest Period End Date" means, in respect of a Senior Advance Interest Period or the interest period relating to a Subordinated Advance or a VAT Loan Advance, the last day of such relevant interest period.
"Appointee" means any attorney, manager, agent, delegate, nominee, custodian or other person appointed pursuant to the provisions of the relevant Transaction Document.
"Arranger" means Crédit Agricole Corporate and Investment Bank.
"Asset Enhancement Amount" means the higher of:

(i)	an amount equal to the sum of the product, with respect to each Credit Enhancement Asset of each Country, of:

(a)	the Asset Enhancement Value of such Credit Enhancement Asset on the relevant Calculation Date or the relevant Intra-Month Cut-Off Date (as the case may be); and

(b)	the rate provided in the Credit Enhancement Matrix applicable to such Credit Enhancement Asset; and

(ii)	[REDACTED] per cent. of the Combined Eligible Country Asset Value.
"Asset Enhancement Value" means, in respect of each Credit Enhancement Asset:

(i)	if such Credit Enhancement Asset is a Vehicle, the Net Book Value of such Vehicle on the relevant Calculation Date or the relevant Intra-Month Cut-Off Date (as applicable); and

(ii)
if such Credit Enhancement Asset is Credit Enhancement Investment Grade Receivables, Credit Enhancement Non-Investment Grade Receivables or VAT Receivables net of the VAT Payables Amount, the Eligible Receivables Amount of such Credit Enhancement Asset on the relevant Calculation Date or the relevant Intra-Month Cut-Off Date.

"Assets in Progress Amount" means the aggregate amount of the Capitalised Costs of all Vehicles which have been purchased by and delivered to the relevant FleetCo and for which no registration has been effected.
"At Risk Asset" means (i) each Non-Programme Vehicle and (ii) each Non-Eligible Programme Vehicle.
"Auditors" means an internationally recognised reputable firm of independent auditors and accountants which are licensed and qualified to practise in the jurisdiction of incorporation and/or the permanent establishment of the relevant FleetCo or the Issuer and which are appointed by the relevant FleetCo or the Issuer (as applicable) as its auditors.
"Authorisation" means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration from or with any Governmental Authority or regulatory authority having jurisdiction.
"Authorised Signatory" means, in relation to any party, any person who is duly authorised and in respect of whom a certificate has been provided signed by a director or another duly authorised person of such party setting out the name and signature of such person and confirming such person's authority to act.
"Available Commitment" means the Total Senior Noteholder Commitments under the Issuer Note Issuance Facility Agreement less the sum of all outstanding Senior Advances.
"Available LC Commitment Amount" means the aggregate of the available commitment amount under each Issuer Letter of Credit.
"Avis" or "Avis Group" means Avis Budget Group, Inc. and its subsidiaries.
"Avis Europe" means Avis Budget EMEA Limited.
"Avis Europe Change of Control" means Avis ceasing to (x) own directly or indirectly at least 100 per cent. of the share capital of Avis Europe, (y) have the right or ability to cast at least 100 per cent. of the votes capable of being cast in shareholders' general meetings of Avis Europe or (z) have the right or ability to appoint or remove all directors (or equivalent officers) of the board of directors (or equivalent body) of Avis Europe or to give directions with respect to the operating and financial policies of Avis Europe with which the directors or other equivalent officers of Avis Europe are obliged to comply.
"Avis Europe Compliance Certificate" means the compliance certificate substantially in the form set out in part 4 (Form of Avis Europe Compliance Certificate) of schedule 7 to the Framework Agreement signed by Avis Europe and delivered by Avis Europe.
"Avis Europe Event of Default" means any of the following:

(a)
the occurrence of an Opco Change of Control, provided that, if (1) any cessation described in the Opco Change of Control is in relation to the share capital of, the shareholders' general meetings of or the board of directors of (as applicable) Spanish Opco, any Italian Opco or French Opco and (2) the Spain Repayment Option, the Italy Repayment Option or the France Repayment Option is exercised within 30 days of such cessation, there shall not be any Avis Europe Event of Default;

(b)
the occurrence of an Avis Europe Change of Control, provided that, for the avoidance of doubt, if all outstanding Senior Advances as of the date of such occurrence (and all accrued but unpaid interest thereon) and all other amounts due to the Senior Noteholders and the other Issuer Secured Creditors

(save for the Subordinated Lender) are repaid in full by the Issuer on or before such date, there shall not be an "Avis Europe Event of Default" under this paragraph (b);

(c)	the occurrence of a Parent Change of Control;

(d)
the occurrence and continuation of an "event of default" under the Credit Agreement or Replacement Credit Agreement, that is not waived pursuant to the terms of such Credit Agreement or Replacement Credit Agreement;

(e)	any Event of Default under paragraph (d) of the definition of "Event of Default" occurs where the Relevant Person is Avis Europe, its successor or replacement; and

(f)	failure by Avis Europe or its successor or replacement to comply with any of its payment obligations under the Avis Europe Payment Guarantee.
"Avis Europe Group" means Avis Europe and each Subsidiary of Avis Europe from time to time and any joint venture company which is a member of Avis Europe's consolidated group for accounting purposes.
"Avis Europe Payment Guarantee" means the guarantee and indemnity from Avis Europe in respect of the payment obligations of the Issuer under the Transaction Documents to which the Issuer Security Trustee is a party (save for the Issuer Subordinated Facility Agreement).
"Avis Italian Mandate Agreement" means the agreement pursuant to which Italian FleetCo grants a mandate to Avis Italian Opco in respect of Italian FleetCo's Vehicle Fleet (other than the Maggiore Vehicles) in Italy.
"Avis Italian Master Lease Agreement" means the master lease agreement between, amongst others, Italian FleetCo and Avis Italian Opco.
"Avis Italian Opco" means Avis Budget Italia S.p.A.
"Avis Italian Servicer" means Avis Italian Opco providing transaction management services (including cash management services) to Italian FleetCo.
"Avis Italian VAT Lender" means Avis Finance Company Limited in its capacity as the Lender under the Maggiore Italian VAT Loan Agreement.
"Avis Italian VAT Loan Borrower" means Italian FleetCo.
"Avis Italian VAT Loan Agreement" means the Italian VAT Loan Agreement dated 5 March 2013 and entered into between Italian FleetCo and the Avis Italian VAT Lender with respect to Avis Italian Opco.
"Avis Obligor" means each Opco, each Servicer, each Lessee, the Parent, Finco and Avis Europe.
"Base Rent" means, in relation to any Vehicle which is leased to a Lessee under a Master Lease Agreement on any day during the Related Month or, as the case may be, Related Months where such Related Months occur prior to a Lease Payment Date following the Lease Determination Date in respect of any Lease Payment Date, the sum of the Depreciation Charges that have accrued with respect to each such Vehicle during the Related Month or, as the case may be, Related Months, as adjusted in accordance with the terms of such Master Lease Agreement.
"Borrower Vehicle Fleet NBV" means, in respect of a Calculation Date or (if applicable) an Intra-Month Cut-Off Date:

(a)
the Net Book Value of the Vehicle Fleet of a FleetCo in each Country (save that, for the purposes of this definition, in calculating such Net Book Value, the Depreciation Percentage in respect of At Risk Assets shall not be less than [REDACTED] per cent.) as determined on such Calculation Date or such Intra-Month Cut-Off Date, as the case may be; and

(b)	plus the Assets in Progress Amount for such FleetCo.
"Breach of Duty" means in relation to any person, a wilful default (dol), fraud (fraude), illegal dealing, negligence or material breach of any agreement or breach of trust by such person.
"Break Costs" means the amount (if any) by which:

(a)
the interest which a Senior Noteholder should have received for the period from the date of receipt of all or any part of its participation in a Senior Advance or Unpaid Sum to the last day of the current Senior Advance Interest Period in respect of that Senior Advance or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Senior Advance Interest Period;

exceeds:

(b)
the amount which that Senior Noteholder would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank in the Relevant Interbank Market for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Senior Advance Interest Period.

"Business Day" means a day which is a TARGET Day and a day (other than a Saturday or Sunday) on which banks are open for general business in (i) London, (ii) Paris, (iii) New York, (iv) Munich, (v) Dublin and, in relation to any date for payment or purchase of Euro or calculation of an amount payable in Euro by:

(a)	Spanish Opco or Dutch FleetCo in connection with the Vehicle Fleet in Spain, Madrid;

(b)	German Opco or Dutch FleetCo in connection with the Vehicle Fleet in Germany, Frankfurt;

(c)	Dutch Opco or Dutch FleetCo in connection with the Vehicle Fleet in The Netherlands, Amsterdam;

(d)	any Italian Opco or Italian FleetCo, Milan; and

(e)	French Opco or French FleetCo, Paris.
"Business Day Convention" means that if any due date specified in a Transaction Document for performing a certain task is not a Business Day, such task shall be performed on the next immediately following Business Day, unless such Business Day falls in the next calendar month, in which case such task shall be performed on the immediately preceding Business Day.
"Buy-Back Minimum Principles" means:

(i)
in respect of Vehicles in Spain, Italy and France, all the provisions that are specified as imperative provisions in the Negotiation Guidelines and the following non-imperative provisions (as specified in the Negotiation Guidelines), being: (a) paragraph 6 (Repurchase Obligations unconditional) and (b) paragraph 7 (Termination);

(ii)	in respect of Vehicles in Germany, all the provisions that are specified in part A and part B of schedule 3 to the Master German Fleet Purchase Agreement; and

(iii)	in respect of Vehicles in The Netherlands, all the provisions that are specified in schedule 2 to the Master Dutch Fleet Purchase Agreement.
"CACEIS Corporate Trust" means Caceis Corporate Trust, a société anonyme incorporated under the laws of France, whose head office is at 1/3 Place Valhubert 75013 Paris and whose main establishment is at 14 rue Rouget de Lisle 92130 Issy-les-Moulineaux, registered with the Trade and Companies Register of Paris (Registre du Commerce et des Sociétés de Paris) under number 439 430 976, and licensed in France as a financial services provider (prestataire de services d'investissement) by the Autorité de Contrôle Prudentiel et de Résolution.
"CACIB" means Crédit Agricole Corporate and Investment Bank.
"Calculation Date" means the last day of each calendar month.
"Calculation Period" means the period beginning on the first day of each calendar month and ending on:

(i)	the last day of such calendar month; and

(ii)	(in respect of a Senior Advance Drawdown Date or an Original FleetCo Advance Drawdown Date that does not fall on a Settlement Date) the Intra-Month Cut-Off Date.
"Capitalised Cost" means, with respect to each Vehicle that is purchased by a FleetCo (or in respect of Germany, by German Opco and sold to Dutch FleetCo pursuant to the Master German Fleet Purchase Agreement and, in respect of The Netherlands, by Dutch Opco and sold to Dutch FleetCo pursuant to the Master Dutch Fleet Purchase Agreement) and that is accounted for by:

(i)	in respect of Vehicles in Italy, Italian FleetCo;

(ii)	in respect of Vehicles in Germany, German Opco;

(iii)	in respect of Vehicles in Spain, Spanish Opco;

(iv)	in respect of Vehicles in The Netherlands, Dutch Opco; and

(v)	in respect of Vehicles in France, French FleetCo,
the price paid or to be paid (in each case, excluding any part thereof which represents VAT) for such Vehicle to the Vehicle Dealer, Vehicle Manufacturer or other person selling such Vehicle, (after deduction of any discounts) but excluding any Charge Costs (except that delivery and other registration charges shall be included to the extent that any have been capitalised).
"Casualty" means, in relation to a Vehicle, that (a) such Vehicle is destroyed or otherwise rendered permanently unfit or unavailable for use or (b) such Vehicle is lost, stolen or seized and is not recovered within 2 months thereafter.
"Casualty Payment" means the Termination Value of a Vehicle which suffers a Casualty or becomes a Non-Eligible Vehicle, in each case, as of the date such Vehicle became a Casualty or a Non-Eligible Vehicle.
"Central Servicer" means Avis Finance Company Limited.
"Central Servicer Event of Default" means an Event of Default in respect of the Central Servicer.
"Central Servicing Agreement" means the agreement between, among others, the Central Servicer, each Opco, each Italian Servicer, the French Servicer, the Spanish Servicer and each FleetCo pursuant to which the Central Servicer provides, among other things, transaction management services, reporting services and cash management services to the relevant transaction party.
"Centre of Main Interests" has the meaning given to it in Article 3(1) of Council Regulation (EC) No. 1346/2000 of 29 May 2000 on Insolvency Proceedings.
"Chairman Letter of Undertakings" means the letter of undertakings in relation to French FleetCo executed by SFM France S.A.S. acting as chairman (président) of French FleetCo.
"Charge Costs" means, with respect to each Vehicle purchased by a FleetCo or, in respect of Germany, by German Opco and sold to Dutch FleetCo pursuant to the Master German Fleet Purchase Agreement or, in respect of The Netherlands, by Dutch Opco and sold to Dutch FleetCo pursuant to the Master Dutch Fleet Purchase Agreement, all amounts invoiced in relation to the purchase of such Vehicle (excluding VAT), but including, in particular, delivery charges, taxes, titling fees, costs of registration, preparation, first petrol and accessories (to the extent they are not accounted for as Capitalised Costs).
"Charge Costs Component" shall have the meaning assigned to it in clause 4.3 of the Master German Fleet Purchase Agreement.
"Close-Out Netting" means:

(a)
in respect of an Issuer Hedging Agreement based on a 1992 ISDA Master Agreement, any step involved in determining the amount payable in respect of an Early Termination Date (as defined in the 1992 ISDA Master Agreement) under section 6(e) of the 1992 ISDA Master Agreement before the application of any subsequent Set-off (as defined in the 1992 ISDA Master Agreement);

(b)
in respect of an Issuer Hedging Agreement based on a 2002 ISDA Master Agreement, any step involved in determining an Early Termination Amount (as defined in the 2002 ISDA Master Agreement) under section 6(e) of the 2002 ISDA Master Agreement; and

(c)
in respect of an Issuer Hedging Agreement not based on an ISDA Master Agreement, any step involved on a termination of the hedging transactions under that Issuer Hedging Agreement pursuant to any provision of that Issuer Hedging Agreement which has a similar effect to either provision referenced in paragraph (a) and paragraph (b) above.

"Code" means the US Internal Revenue Code of 1986.
"Combined Eligible Country Asset Value" means:

(i)	the aggregate of:

(a)	the Country Asset Value of Dutch FleetCo, Spanish Branch in Spain;

(b)	the Country Asset Value of Dutch FleetCo in Germany;

(c)	the Country Asset Value of Dutch FleetCo in The Netherlands;

(d)	the Country Asset Value of Italian FleetCo; and

(e)	the Country Asset Value of French FleetCo,

less

(ii)	the aggregate of, without double counting:

(a)	the Extraordinary Depreciation Amount;

(b)	the Disposition Adjustment;

(c)	the Excess Concentration Amount; and

(d)	the aggregate of:

(x)	the Net Book Value of all Non-Eligible Vehicles of Dutch FleetCo in Spain, Germany and The Netherlands, Italian FleetCo in Italy and French FleetCo in France; and

(y)	the amount of the Non-Eligible Receivables of Dutch FleetCo in Spain, Germany and The Netherlands, Italian FleetCo in Italy and French FleetCo in France,
provided that, following the occurrence of a Dutch Opco Event of Default and in the absence of a Dutch FleetCo Event of Default: (1) the Country Asset Value of Dutch FleetCo in The Netherlands shall be deemed to be zero; and (2) Dutch FleetCo in The Netherlands and Dutch FleetCo's Vehicle Fleet in the Netherlands shall not be taken into account when determining the aggregate of the amounts in items (ii)(a) to (ii)(d) above.
"Commercial Terms" means, in relation to the negotiation and renewal of a Vehicle Dealer Buy-Back Agreement, a Vehicle Manufacturer Buy-Back Agreement, a Vehicle Dealer Purchase Agreement and/or a Vehicle Manufacturer Purchase Agreement:

(a)	the purchase price for Vehicles;

(b)	the volume of Vehicles to be purchased;

(c)	the Vehicle types, model and mix and options;

(d)	the Vehicle drop points and return locations within the Relevant Jurisdictions;

(e)	any Credit Terms Given; and

(f)	any related commercial terms, provided that the application of such commercial terms do not breach the Negotiation Guidelines.
"Common Terms" means clauses 12 (Confidentiality), 12A (Collateral Trustee), 19 (Notices), 21 (Calculations and Certificates), 22 (Partial Invalidity), 23 (Remedies and Waivers), 25 (Counterparts) and 27 (Non-Petition and Limited Recourse) (but, (i) in the case of Transaction Documents which are not expressed to be governed by English law, excluding clause 27.2.2(i)(b) (Insufficient Recoveries); (ii) in the case of Transaction Documents which are expressed to be governed by French law, excluding clause 25 (Counterparts); and (iii) in the case of Transaction Documents to which Senior Noteholders are not party, excluding clause 12A (Collateral Trustee)) of the Framework Agreement and, in the case of Transaction Documents which are expressed to be governed by German law, clause 27 (Non-Petition and Limited Recourse) shall be construed such as to not exclude, as a matter of substance, any claims resulting from gross negligence (große Fahrlässigkeit) or wilful misconduct (vorsätzliches Fehlverhalten).
"Computer Readable Form" means a form in which information or data may be stored and/or accessed by a computer, including, but not limited to, tangible storage media such as floppy disks or CD-ROMs, or information or data which is made available by direct computer access, or any other appropriate electronic information storage form, format or medium as determined by the relevant Servicer or the Issuer Cash Manager, the FleetCo Back-up Cash Manager, as the case may be.
"Concentration Limit" means the following limit:

(a)	the percentage of the Eligible Vehicles in all Countries which are At Risk Assets not exceeding [REDACTED] per cent., provided that:

(i)	the percentage of Eligible Vehicles in all Countries which are purchased from [REDACTED] not exceeding:

(a)

(x)	if the Vehicle Manufacturer Group Rating Entity of [REDACTED] has a Relevant DBRS Rating of "A(L)" or above by DBRS; or

(y)	if the Vehicle Manufacturer Group Rating Entity of [REDACTED] does not have a Relevant DBRS Rating, a DBRS Equivalent Rating of "A(L)" or above,
[REDACTED] per cent.; or
(b)

(x)	if the Vehicle Manufacturer Group Rating Entity of [REDACTED] has a Relevant DBRS Rating of below "A(L)" by DBRS; or

(y)	if the Vehicle Manufacturer Group Rating Entity of [REDACTED] does not have a Relevant DBRS Rating, a DBRS Equivalent Rating of below "A(L)",
[REDACTED] per cent.;

[REDACTED]

provided further that:

A.
the percentage of Eligible Vehicles in all Countries that are sub-leased to Affiliates of the Avis Europe Group, licencees or sub-licensees not exceeding [REDACTED] per cent. (such Vehicles, the "Relevant Vehicles"); and

B.
the percentage of Eligible Vehicles in all Countries that are Relevant Vehicles and sub-leased to Affiliates of the Avis Europe Group located in a jurisdiction other than the Relevant Jurisdiction of the Lessee not exceeding [REDACTED] per cent., provided further that such other jurisdiction is France, Germany, Italy, Spain, Austria, Belgium, The Netherlands or Luxembourg;

C.	the percentage of Eligible Vehicles in all Countries that are Service Vehicles not exceeding [REDACTED] per cent.; and

D.	the percentage of Eligible Vehicles in all Countries that are Light Duty Trucks not exceeding [REDACTED] per cent., and, for the purposes of this definition, the "percentage of Eligible Vehicles in all Countries" shall be the percentage of the aggregate Borrower Vehicle Fleet NBV of Eligible Vehicles in the Vehicle Fleet in all Countries and "Light Duty Trucks" shall, for the avoidance of doubt, exclude Vans.

"Conduit" means a special purpose entity whose activities are wholly or principally the issuance of commercial paper or other debt securities (of any type) and the purchase of debt securities or other assets and Gresham Receivables (No. 34) UK Limited.
"Conduit Senior Noteholder" means each Senior Noteholder which is a Conduit.
"Confidential Information" means all information relating to any Avis Obligor or any of the Issuer Transaction Documents and FleetCo Transaction Documents of which an Issuer Secured Creditor or a FleetCo Secured Creditor becomes aware in its capacity as, or for the purpose of becoming, an Issuer Secured Creditor or a FleetCo Secured Creditor (as applicable) or which is received by an Issuer Secured Creditor or a FleetCo Secured Creditor (as applicable) in relation to, or for the purpose of becoming an Issuer Secured Creditor or a FleetCo Secured Creditor (as applicable) under, the Transaction Documents to which it is a party from either:

(a)	any Avis Obligor or any of its advisers; or

(b)	another Issuer Secured Creditor or FleetCo Secured Creditor, if the information was obtained by that Secured Creditor or indirectly from any Avis Obligor, in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes information that:

(i)
is or becomes public information other than as a direct or indirect result of any breach by that Issuer Secured Creditor or FleetCo Secured Creditor of clause 12 (Confidentiality) of the Framework Agreement;

(ii)	is identified in writing at the time of delivery as non-confidential by any Avis Obligor or any of its advisers; or

(iii)
is known by that Issuer Secured Creditor or FleetCo Secured Creditor before the date the information is disclosed to it in accordance with paragraph (a) or (b) above or is lawfully obtained by that Issuer Secured Creditor or FleetCo Secured Creditor (as the case may be) after that date, from a source which is, as far as that Issuer Secured Creditor or FleetCo Secured Creditor (as the case may be) is aware, unconnected with the Avis Obligors and which, in either case, as far as that Issuer Secured Creditor or FleetCo Secured Creditor (as the case may be) is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality.

"Confidentiality Undertaking" means a confidentiality undertaking substantially in a recommended form of the LMA or in any other form agreed between Finco and the Transaction Agent.
"Contractual Currency" means, in relation to any payment obligation arising under any transaction, Euro and, in relation to clause 19 (Remuneration and Indemnification of the Issuer Security Trustee) of the Issuer Deed of Charge, Euros or such other currency as may be agreed between the Issuer and the Issuer Security Trustee from time to time.
"Corporate Services Providers" means the corporate services entities that provide corporate administration services to any of the Issuer, FleetCo Holdings, Dutch FleetCo and French FleetCo.

"Corresponding DBRS Rating" means, for each Equivalent Rating Agency Rating for any Person, the DBRS rating designation corresponding to the row in which such Equivalent Rating Agency Rating appears in the table set forth below:

Moody's	S&P	Fitch	DBRS
Aaa	AAA	AAA	AAA
Aa1	AA+	AA+	AA(H)
Aa2	AA	AA	AA
Aa3	AA-	AA-	AA(L)
A1	A+	A+	A(H)
A2	A	A	A
A3	A-	A-	A(L)
Baa1	BBB+	BBB+	BBB(H)
Baa2	BBB	BBB	BBB
Baa3	BBB-	BBB-	BBB(L)
Ba1	BB+	BB+	BB(H)
Ba2	BB	BB	BB
Ba3	BB-	BB-	BB(L)
B1	B+	B+	B-High
B2	B	B	B
B3	B-	B-	B(L)
Caa1	CCC+	CCC	CCC(H)
Caa2	CCC	CC	CCC
Caa3	CCC-	C	CCC(L)
Ca	CC		CC(H)
C			CC
CC(L)
C(H)
C
C(L)

"Countries" means Spain, Germany, Italy, The Netherlands and France.
"Country" means:

(a)	Spain (in respect of Dutch FleetCo's Vehicle Fleet purchased in Spain);

(b)	Germany (in respect of Dutch FleetCo's Vehicle Fleet purchased from German Opco);

(c)	The Netherlands (in respect of Dutch FleetCo's Vehicle Fleet purchased from Dutch Opco);

(d)	Italy (in respect of Italian FleetCo); and

(e)	France (in respect of French FleetCo).
"Country Asset Value" means, as at any Calculation Date or (if applicable) the relevant Intra-Month Cut-Off Date, in relation to any Country, the aggregate of the following items (without double counting):

(a)	the Borrower Vehicle Fleet NBV of the Vehicle Fleet delivered to the relevant FleetCo in such Country;

(b)	the amount of the Vehicle Manufacturer Receivables and Vehicle Dealer Receivables payable to the relevant FleetCo in such Country;

(c)	FleetCo Excess Cash Amount in such Country; and

(d)	in respect of Spain and France, the VAT Receivables payable to Dutch FleetCo, Spanish Branch and French FleetCo, respectively, minus

(a)	the Fleet Payables Amount of the relevant FleetCo in such Country;

(b)	the amount of the Invoices to be Received in such Country; and

(c)	in respect of Spain and France, the VAT Payables Amount of Dutch FleetCo, Spanish Branch and French FleetCo, respectively.
"Country Asset Value Test" shall be satisfied if the aggregate of the outstanding FleetCo Advances made to a FleetCo in a Country is less than or equal to the Country Asset Value of such FleetCo.
"Country Repayment Option" means the mechanism under which a member of the Avis Europe Group may provide funding to Dutch FleetCo, Spanish Branch to prepay in full its obligations under the FleetCo Spanish Facility Agreement or purchase the Issuer's rights under the FleetCo Italian Facility Agreement or the VFN Funding Agreement, as applicable, being the Spain Repayment Option, the Italy Repayment Option and the France Repayment Option, respectively, and as more particularly set out in clause 6 (Country Repayment Option) of the Framework Agreement.
"Credit Agreement" means the second amended and restated credit agreement dated 2 August 2013, among Avis Budget Holdings, LLC, as borrower, the Parent, as borrower, the subsidiary borrowers referred to therein, the several lenders referred to therein, JPMorgan Chase Bank N.A., as administrative agent, Deutsche Bank Securities Inc., as syndication agent, each of Citicorp USA, Inc., Bank of America, N.A., Barclays Bank PLC, Credit Agricole Corporate & Investment Bank and The Royal Bank of Scotland plc as co-documentation agents as may be amended, restated, modified, supplemented or waived from time to time in accordance with its terms.
"Credit Enhancement Asset" means the Investment Grade Programme Vehicles, Investment Grade Non-Programme Vehicles, Non-Investment Grade Programme Vehicles, Non-Investment Grade Non-Programme Vehicles, the Credit Enhancement Investment Grade Receivables, the Credit Enhancement Non-Investment Grade Receivables and (in respect of Spain and France) the VAT Receivables net of the VAT Payables Amount.

"Credit Enhancement Matrix" means the following matrix:
[REDACTED]

"Credit Enhancement Investment Grade Receivables" means Investment Grade Vehicle Manufacturer Receivables net of payables for each Vehicle Manufacturer to the extent set-off is permitted under the relevant Vehicle Manufacturer Agreements and/or Vehicle Manufacturer Guarantees.
"Credit Enhancement Non-Investment Grade Receivables" means Non-Investment Grade Vehicle Manufacturer Receivables (for which a FleetCo holds enforceable title) net of payables for each Vehicle Manufacturer to the extent set-off is permitted under the relevant Vehicle Manufacturer Agreements and/or Vehicle Manufacturer Guarantees.
"Credit Enhancement Required Amount" means, without limitation, the sum of:

(a)	the Asset Enhancement Amount; and

(b)	the Issuer Reserve Required Amount.
"Credit Terms Given" means the terms agreed by the Vehicle Manufacturers and Dealers with the FleetCos under the Vehicle Dealer Buy-Back Agreements, Vehicle Manufacturer Buy-Back Agreements, Vehicle Dealer Purchase Agreements and/or the Vehicle Manufacturer Purchase Agreements.
"CRR" means Regulation (EU) No 575/2013 of the European Parliament and of the Council, as amended from time to time and including any guidance or any technical standards published in relation thereto".
"Currency Hedge Agreement" means a currency swap or exchange agreement, currency exchange option or any other similar agreement, however denominated, entered into on behalf of a Conduit Senior Noteholder for hedging purposes, as any of the foregoing may be amended, restated, supplemented or otherwise modified, from time to time.
"Currency Hedging Breakage Costs" means, solely with respect to the applicable Conduit Senior Noteholder, for any Settlement Date, an amount (which may be negative) equal to:

(i)
the aggregate amount of any amounts paid or payable by or on behalf of the applicable Conduit Senior Noteholder to a counterparty to a Currency Hedge Agreement in connection with the close out of any Currency Hedge Agreement on any date other than its settlement date, which settlement date shall be a Settlement Date, less

(ii)
the aggregate amount of any amounts paid or payable to or for the account of the applicable Conduit Senior Noteholder by a counterparty to a Currency Hedge Agreement in connection with the close out of any Currency Hedge Agreement on any date other than its settlement date, provided that:

(a)
if on any Settlement Date, the applicable Conduit Senior Noteholder's Currency Hedging Breakage Costs are a negative number, then, on such Settlement Date, the aggregate amount that would otherwise have been payable by the Issuer to the applicable Conduit Senior Noteholder on such Settlement Date pursuant to the applicable priority of payment, shall be reduced until either the aggregate amount owed to the applicable Conduit Senior Noteholder or the Currency Hedging Breakage Costs have been reduced to zero, and

(b)
when there are remaining Currency Hedging Breakage Costs following such reduction in (a) above of the aggregate amounts otherwise owed to the applicable Conduit Senior Noteholder, an amount equal to such remaining Currency Hedging Breakage Costs (expressed as a positive number) shall be paid by or on behalf of the applicable Conduit Senior Noteholder to the Issuer on such Settlement Date;

"DBRS" means DBRS Ratings Limited and includes any successors thereto.
"DBRS Equivalent Rating" means, with respect to any date and any Person with respect to whom DBRS does not maintain a public Relevant DBRS Rating as of such date:

(a)	if such Person has an Equivalent Rating Agency Rating from three of the Equivalent Rating Agencies as of such date, then the median of the Corresponding DBRS Ratings for such Person as of such date;

(b)	if such Person has Equivalent Rating Agency Ratings from only two of the Equivalent Rating Agencies as of such date, then the lower Corresponding DBRS Rating for such Person as of such date; and

(c)	if such Person has an Equivalent Rating Agency Rating from only one of the Equivalent Rating Agencies as of such date, then the Corresponding DBRS Rating for such Person as of such date.
"Deemed FleetCo Advance Drawdown Date" means the first Business Day after the relevant Original FleetCo Advance Drawdown Date specified in the relevant FleetCo Advance Drawdown Notice, if the relevant Original FleetCo Advance Drawdown Date is not a Business Day (in respect of Dutch FleetCo) in Spain or Germany or The Netherlands or (in respect of Italian FleetCo) in Italy or (in respect of French FleetCo) in France.
"Default" means a Potential Event of Default or an Event of Default.
"Default Interest" means [REDACTED] per cent. per annum over the Interest Rate.
"Delegate" means any delegate, agent, attorney or co-trustee appointed by the Issuer Security Trustee or the FleetCo Security Agent (as the case may be).
"Depreciation Charge" means, with respect to each Vehicle, the product of (a) the Depreciation Percentage applicable to the month ending on the Calculation Date at issue and (b) the applicable Capitalised Costs.
"Depreciation Percentage" means, with respect to each Vehicle:

(a)
which is a Programme Vehicle, the monthly depreciation percentage set forth in the applicable Vehicle Manufacturer Buy-Back Agreement or Vehicle Dealer Buy-Back Agreement (if any) in respect of such Vehicle or, in the absence of such a depreciation percentage in such Vehicle Manufacturer Buy-Back Agreement or Vehicle Dealer Buy-Back Agreement, a monthly depreciation percentage calculated in accordance with GAAP consistently applied, taking into account the estimated holding period and the Vehicle Manufacturer Repurchase Price of such Vehicle; and

(b)	which is a Non-Programme Vehicle, a monthly depreciation percentage calculated in accordance with GAAP consistently applied, provided that, with respect to the foregoing determinations, such determinations shall be made no less frequently than on each Calculation Date falling in March, June, September and December of each year and on each additional date as may be required by GAAP.
"Disposal Proceeds" means the proceeds of sale of any Non-Programme Vehicle (net of any costs (if any) incurred) in relation to the relevant sale or any Programme Vehicle where such sale is other than under the terms of a Vehicle Dealer Buy-Back Agreement or a Vehicle Manufacturer Buy-Back Agreement.
"Disposition Adjustment" means, in relation to any calendar month, the aggregate of:

(a)	the product of:

(i)	the Disposition Adjustment Percentage in Spain; and

(ii)	the Net Book Value of At Risk Assets of Dutch FleetCo in Spain;

(b)	the product of:

(i)	the Disposition Adjustment Percentage in Germany; and

(ii)	the Net Book Value of At Risk Assets of Dutch FleetCo in Germany;

(c)	the product of:

(i)	the Disposition Adjustment Percentage in The Netherlands; and

(ii)	the Net Book Value of At Risk Assets of Dutch FleetCo in The Netherlands;

(d)	the product of:

(i)	the Disposition Adjustment Percentage in Italy; and

(ii)	the Net Book Value of At Risk Assets of Italian FleetCo in Italy; and

(e)	the product of:

(i)	the Disposition Adjustment Percentage in France; and

(ii)	the Net Book Value of At Risk Assets of French FleetCo in France.
"Disposition Adjustment Percentage" means, in relation to Dutch FleetCo in Spain, Dutch FleetCo in Germany, Dutch FleetCo in The Netherlands, Italian FleetCo in Italy or French FleetCo in France (as applicable), the highest, for any calendar month within the preceding 12 calendar months, of a percentage equal to 100 per cent. minus the Measurement Month Average relating to Dutch FleetCo in Spain, Dutch FleetCo in Germany, Dutch FleetCo in The Netherlands, Italian FleetCo in Italy or French FleetCo in France (as applicable) for the immediately preceding Measurement Month relating to Dutch FleetCo in Spain, Dutch FleetCo in Germany, Dutch FleetCo in The Netherlands, Italian FleetCo in Italy or French FleetCo in France (as applicable) as of the Calculation Date within such calendar month. For the avoidance of doubt, in relation to Dutch FleetCo in The Netherlands or French FleetCo in France (as applicable), the Disposition Adjustment Percentage shall be calculated with respect to the first Measurement Month following the Dutch Accession Date or the Initial French Funding Date (as applicable).
"Dispute" means a dispute arising out of or in connection with the relevant Transaction Document (including a dispute regarding the existence, validity or termination of such Transaction Document, any non-contractual obligations arising out of or in connection with such Transaction Document or the consequences of its nullity).
"Dutch Accession Date" means 21 May 2014.
"Dutch Account Bank Agreement" means the agreement dated on or about 21 May 2014 pursuant to which Dutch FleetCo appoints the Dutch FleetCo Dutch Account Bank.
"Dutch Account Mandate" has the meaning given to it in clause 4.1 of the Dutch Account Bank Agreement.
"Dutch Bank Account" means the bank account maintained by Dutch FleetCo with ABN AMRO N.V. in The Netherlands with account number 440355842.
"Dutch Bank Account Priority of Payments" means the priority of payments set out in clause 4.3.46 (Dutch Bank Account) of the Framework Agreement.

"Dutch FleetCo" means Fincar Fleet B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its registered office at Rapenburgerstraat 175B, 1011 VM Amsterdam, The Netherlands and registered with the Dutch Trade Register (Handelsregister) of the chamber of commerce (Kamer van Koophandel) under the number 5522 7732.
"Dutch FleetCo Account Bank Operators" means the Dutch FleetCo Spanish Account Bank Operator, the Dutch FleetCo German Account Bank Operator and the Dutch FleetCo Dutch Account Bank Operator and each a "Dutch FleetCo Account Bank Operator".
"Dutch FleetCo Corporate Services Providers" means Intertrust (Netherlands) B.V. and Vistra B.V., each appointed as the corporate services provider to Dutch FleetCo under the respective Dutch Corporate Services Agreement.
"Dutch FleetCo Deed of Charge" means the English law deed of charge dated on or about the Dutch Accession Date pursuant to which, among other things, Dutch FleetCo assigns, pledges and otherwise creates security over all its rights and interests in and to each of the English Transaction Documents in respect of its Vehicle Fleet in The Netherlands to which it is a party in favour of the FleetCo Security Agent.
"Dutch FleetCo Deed of Charge Secured Property" has the meaning given to it in the Dutch FleetCo Deed of Charge.
"Dutch FleetCo Dutch Account Bank" means Deutsche Bank AG, Amsterdam Branch or its successor or replacement appointed under the Dutch Account Bank Agreement.
"Dutch FleetCo Dutch Account Bank Operator" means Deutsche Bank AG, London Branch.
"Dutch FleetCo Dutch Bank Account Pledge" means the Dutch law deed of pledge of bank accounts dated on or about the Dutch Accession Date and granted by Dutch FleetCo in favour of the FleetCo Security Agent.
"Dutch FleetCo Dutch Bank Accounts" means:

(i)	the Dutch FleetCo Dutch Transaction Account;

(ii)	the Dutch FleetCo Dutch Reserve Account (if any); and

(iii)	any Additional Accounts opened and maintained in accordance with the Dutch Account Bank Agreement.
"Dutch FleetCo Dutch Deed of Pledge of Receivables" means the Dutch law deed of pledge of receivables dated on or about the Dutch Accession Date granted by Dutch FleetCo in favour of the FleetCo Security Agent.
"Dutch FleetCo Dutch Expenses" means the fees, costs, charges and expenses to which Dutch FleetCo is liable to the Dutch FleetCo Corporate Services Providers in The Netherlands and all fees, costs, charges and expenses to which Dutch FleetCo is liable in relation to its premises, equipment rental, telephone line, registration fees, tax returns and other corporate administration services, in each case, in The Netherlands.
"Dutch FleetCo Dutch Opco Event of Default Priority of Payments" means the priority of payments in part 8 (Dutch FleetCo Dutch Opco Event of Default Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement.

"Dutch FleetCo Dutch Post-Enforcement Priority of Payments" means the priority of payments in part D (Dutch FleetCo Dutch Post-Enforcement Priority of Payments) of part 6 (FleetCo Post-Enforcement Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement.
"Dutch FleetCo Dutch Pre-Enforcement Priority of Payments" means the priority of payments in part D (Dutch FleetCo Dutch Pre-Enforcement Priority of Payments) of part 5 (FleetCo Pre-Enforcement Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement.
"Dutch FleetCo Dutch Reserve Account" means the EUR denominated reserve account in The Netherlands in the name of Dutch FleetCo and any sub-accounts thereof which may be opened and maintained with the Dutch FleetCo Dutch Account Bank from time to time.
"Dutch FleetCo Dutch Right of Pledge" means the Dutch law non-possessory right of pledge (bezitloos pandrecht) relating to the Vehicles owned by Dutch FleetCo dated on or about the Dutch Accession Date granted by Dutch FleetCo in favour of the FleetCo Security Agent.
"Dutch FleetCo Dutch Secured Property" means the assets from time to time secured by the Dutch FleetCo Dutch Security Documents.
"Dutch FleetCo Dutch Security Documents" means (taking account of the fact that certain documents will only be entered into and/or be effective after the Dutch Accession Date):

(i)	(subject to Clause 2.1(xxxvi) hereof) the Dutch FleetCo Share Pledge;

(ii)	(subject to Clauses 2.1(xxxiv) and (xxxv) hereof) the Dutch FleetCo Deed of Charge;

(iii)	the Dutch FleetCo Dutch Deed of Pledge of Receivables;

(iv)	the Dutch FleetCo Dutch Bank Account Pledge; and

(v)	the Dutch FleetCo Dutch Right of Pledge.
"Dutch FleetCo Dutch Transaction Account" means the EUR denominated bank account held and administered by Dutch FleetCo Dutch Account Bank in the name of Dutch FleetCo with the account number (IBAN: NL65DEUT0265198674).
"Dutch FleetCo German Account Bank" means Deutsche Bank AG or its successor or replacement appointed under the German Account Bank Agreement.
"Dutch FleetCo German Account Bank Operator" means Deutsche Bank AG, London Branch.
"Dutch FleetCo German Bank Accounts" means:

(i)	the Dutch FleetCo German Transaction Account;

(ii)	the VAT Component and Charge Costs Component Trust Account; and

(iii)	the Dutch FleetCo German Reserve Account.
"Dutch FleetCo German Post-Enforcement Priority of Payments" means the priority of payments in part B (Dutch FleetCo German Post-Enforcement Priority of Payments) of part 6 (FleetCo Post-Enforcement Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement.

"Dutch FleetCo German Pre-Enforcement Priority of Payments" means the priority of payments in part B (Dutch FleetCo German Pre-Enforcement Priority of Payments) of part 5 (FleetCo Pre-Enforcement Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement.
"Dutch FleetCo German Reserve Account" means the EUR denominated reserve account in Germany in the name of Dutch FleetCo and any sub-accounts thereof opened and maintained with the Dutch FleetCo German Account Bank and with account number 100-9644667-01.
"Dutch FleetCo German Secured Property" means the assets from time to time secured by the FleetCo German Security Documents, the Dutch Receivables Pledge, the Dutch FleetCo German VAT Pledge, (to the extent of the Dutch FleetCo Level German Advances Proportion) the Dutch FleetCo Share Pledge and the German FleetCo Deed of Charge.
"Dutch FleetCo German Transaction Account" means the EUR denominated bank account held and administered by Dutch FleetCo German Account Bank in the name of Dutch FleetCo with the account number 100-9644667-00.
"Dutch FleetCo German VAT Pledge" means the Dutch law pledge between, among others, German Opco and Dutch FleetCo, in respect of the VAT Amount and the Third Party Purchase Price VAT Amount.
"Dutch FleetCo Level Dutch Advances Proportion" means, on any date on which such calculation is required, the ratio of:

(a)	the aggregate outstanding FleetCo Dutch Advances under the FleetCo Dutch Facility Agreement;
to

(b)	the sum of:

(i)	the aggregate outstanding FleetCo Spanish Advances under the FleetCo Spanish Facility Agreement;

(ii)	the aggregate outstanding FleetCo German Advances under the FleetCo German Facility Agreement; and

(iii)	the aggregate outstanding FleetCo Dutch Advances under the FleetCo Dutch Facility Agreement, such ratio expressed as a percentage.
"Dutch FleetCo Level German Advances Proportion" means, on any date on which such calculation is required, the ratio of:

(a)	the aggregate outstanding FleetCo German Advances under the FleetCo German Facility Agreement;
to

(b)	the sum of:

(i)	the aggregate outstanding FleetCo Spanish Advances under the FleetCo Spanish Facility Agreement;

(ii)	the aggregate outstanding FleetCo German Advances under the FleetCo German Facility Agreement; and

(iii)	the aggregate outstanding FleetCo Dutch Advances under the FleetCo Dutch Facility Agreement, such ratio expressed as a percentage.
"Dutch FleetCo Level Spanish Advances Proportion" means, on any date on which such calculation is required, the ratio of:

(a)	the aggregate outstanding FleetCo Spanish Advances under the FleetCo Spanish Facility Agreement;
to

(b)	the sum of:

(i)	the aggregate outstanding FleetCo German Advances under the FleetCo German Facility Agreement;

(ii)	the aggregate outstanding FleetCo Spanish Advances under the FleetCo Spanish Facility Agreement; and

(iii)	the aggregate outstanding FleetCo Dutch Advances under the FleetCo Dutch Facility Agreement, such ratio expressed as a percentage.
"Dutch FleetCo Management Documents" means:

(i)
the management agreement entered into by Dutch FleetCo with J.J. van Ginkel, B.W. de Sonnaville and Vistra B.V. and dated 22 June 2012 as amended and restated on 5 March 2013 in respect of the provision of corporate administration services of Dutch FleetCo by Vistra B.V. and as most recently amended with effect as of 31 December 2015 in respect of the replacement of J.J. van Ginkel with Y. Theuns;

(ii)
the management agreement entered into by Dutch FleetCo with P.D. Haverkamp and M. Hut and Intertrust (Netherlands) B.V. and dated 22 June 2012 as amended and restated on the Dutch Accession Date in respect of the provision of corporate administration services of Dutch FleetCo by Intertrust (Netherlands) B.V. as amended on 21 January 2015 in respect of the replacement of M. Hut with R. Posthumus and as most recently amended with effect as of 31 December 2015 in respect of the replacement of R. Posthumus with E.M. van Ankeren and as most recently amended and restated with effect as of 29 February 2016 in respect of the replacement of B.W. de Sonnaville with N.S. Lo;

(iii)
the letter of undertaking entered into, amongst others, by Vistra B.V. dated 22 June 2012 as amended and restated on the Dutch Accession Date and most recently amended and restated with effect as of 31 December 2015 in respect of the replacement of J.J. van Ginkel with Y. Theuns and as most recently amended and restated with effect as of 29 February 2016 in respect of the replacement of B.W. de Sonnaville with N.S. Lo; and

(iv)
the letter of undertaking entered into, amongst others, by Intertrust (Netherlands) B.V. dated 22 June 2012 as amended and restated on the Dutch Accession Date and as amended on 21 January 2015 in respect of the replacement of M. Hut with M. Posthumus and as most recently amended and restated with effect as of 31 December 2015 in respect of the replacement of R. Posthumus with E.M. van Ankeren.
"Dutch FleetCo Premises Lease Agreement" means the lease agreement dated 22 June 2012 between Pinnacle Offices B.V. and Dutch FleetCo.
"Dutch FleetCo Secured Creditors" means the Dutch FleetCo Dutch Account Bank, the Dutch FleetCo Dutch Account Bank Operator, the FleetCo Dutch Back-up Cash Manager and, with respect to obligations incurred by Dutch FleetCo acting with respect to its Vehicle Fleet in The Netherlands, the Central Servicer, the Liquidation Agent, the FleetCo Security Agent (including any Receiver or Appointee thereof) and the Issuer.
"Dutch FleetCo Share Pledge" means the deed of the pledge of shares by the shareholders of Dutch FleetCo over all the shares of Dutch FleetCo dated 5 March 2013, as amended on or about the Dutch Accession Date.
"Dutch FleetCo Spanish Account Bank" means Deutsche Bank S.A.E. or its successor or replacement appointed under the Spanish Account Bank Agreement.
"Dutch FleetCo Spanish Account Bank Operator" means Deutsche Bank AG., London Branch or its successor or replacement appointed under the Spanish Account Bank Agreement.
"Dutch FleetCo Spanish Bank Accounts" means:

(i)	the Dutch FleetCo Spanish Transaction Account; and

(ii)	the Dutch FleetCo Spanish Reserve Account (if any).
"Dutch FleetCo, Spanish Branch" means the Spanish branch of Dutch FleetCo with company registration number M-518708, with company domicile at Avenida Manoteras 32, 28050 Madrid and tax identification number W0037096E.
"Dutch FleetCo Spanish Post-Enforcement Priority of Payments" means the priority of payments in part A (Dutch FleetCo Spanish Post-Enforcement Priority of Payments) of part 6 (FleetCo Post-Enforcement Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement.
"Dutch FleetCo Spanish Pre-Enforcement Priority of Payments" means the priority of payments in part A (Dutch FleetCo Spanish Pre-Enforcement Priority of Payments) of part 5 (FleetCo Pre-Enforcement Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement.
"Dutch FleetCo Spanish Reserve Account" means the reserve account in Spain in the name of Dutch FleetCo, Spanish Branch and which may, from time to time, be opened and maintained with the Dutch FleetCo Spanish Account Bank.
"Dutch FleetCo Spanish Secured Property" means the assets from time to time secured by the FleetCo Spanish Security Documents, the Spanish FleetCo Deed of Charge and, to the extent of the Dutch FleetCo Level Spanish Advances Proportion, the Dutch FleetCo Share Pledge.
"Dutch FleetCo Spanish Transaction Account" means the bank account in Spain in the name of Dutch FleetCo, Spanish Branch with the account number 0019 0030 68 4010240146 (IBAN: ES1800190030684010240146).

"Dutch GAAP" means the whole body of Dutch authoritative accounting literature, including the Dutch Civil Code (Burgerlijk Wetboek) and the Dutch Accounting Standards published by the Dutch Accounting Standards Board (Raad voor de Jaarverslaggeving).
"Dutch Initial Purchase Price" means, in relation to a Vehicle in The Netherlands, the purchase price or other consideration payable by Dutch Opco to the Vehicle Manufacturer or Vehicle Dealer for the purchase by Dutch Opco of such Vehicle as provided in the relevant Vehicle Manufacturer Agreement and Vehicle Dealer Agreement, plus VAT and Charge Costs.
"Dutch Onward Purchase Price" means, in respect of any Vehicle in The Netherlands, the purchase price as specified in the Purchase Offer and Lease Request payable by Dutch FleetCo to Dutch Opco which (i) for a Vehicle other than a Dutch Opco Existing Fleet Vehicle shall be equal to the Dutch Initial Purchase Price payable by Dutch Opco with regard to such vehicles (which price, for these purposes, includes VAT charged by Dutch Opco to Dutch FleetCo) and (if necessary) calculated by way of breakdown of the aggregate price for each type of vehicle subject to the respective Purchase Offer and Lease Request or (ii) for a Dutch Opco Existing Fleet Vehicle shall be equal to the Net Book Value on the Dutch Accession Date for such Dutch Opco Existing Fleet Vehicle plus VAT.
"Dutch Opco" means Avis Budget Autoverhuur B.V.
"Dutch Opco Existing Fleet Vehicle" means each Eligible Vehicle (i) in respect of which Dutch Opco has paid the Initial Purchase Price in full to the relevant Vehicle Manufacturer or Vehicle Dealer prior to the date of the Master Dutch Fleet Purchase Agreement and (ii) which Dutch Opco owns prior to the date of the Master Dutch Fleet Purchase Agreement.
"Dutch Opco Event of Default" means an Event of Default in respect of Dutch Opco as the Relevant Person.
"Dutch Parallel Debt" has the meaning given to it in clause 16.2 (Parallel Debt) of the Framework Agreement.
"Dutch Receivables Pledge" means the receivables pledge dated 5 March 2013 entered into by, among others, Dutch FleetCo and the FleetCo Security Agent.

"Dutch Transaction Documents" means:

(i)	the FleetCo Dutch Security Documents;

(ii)	(subject to clause 2.1(xxxvi) hereof) the Dutch FleetCo Management Documents;

(iii)	the Master German Fleet Purchase Agreement (to the extent expressed to be governed by Dutch law);

(iv)	the Master German Fleet Lease Agreement; and

(v)
any other Transaction Document expressed to be governed by Dutch law, relating to Dutch FleetCo's Vehicle Fleet in Germany and approved by the FleetCo Security Agent and the Transaction Agent and designated by them as a Dutch Transaction Document which, for the avoidance of doubt shall not include any Dutch Transaction Dutch Documents.

"Dutch Transaction Dutch Documents" means (taking account of the fact that certain documents will only be entered into and/or be effective after the Dutch Accession Date):

(i)	the Dutch FleetCo Dutch Security Documents;

(ii)	(subject to clause 2.1 (xxxvi) hereof) the Dutch FleetCo Management Documents;

(iii)	the Dutch Account Bank Agreement;

(iv)	the Dutch Account Mandate;

(v)	the Master Dutch Fleet Purchase Agreement;

(vi)	the Master Dutch Fleet Lease Agreement; and

(vii)
any other Transaction Document expressed to be governed by Dutch law, relating to Dutch FleetCo's Vehicle Fleet in The Netherlands and approved by the FleetCo Security Agent and the Transaction Agent and designated by them as a Dutch Transaction Dutch Document, which, for the avoidance of doubt, shall not include any Dutch Transaction Documents.

"Dutch VAT Lender" means Avis Finance Company Limited.
"Dutch VAT Loan Agreement" means the Dutch VAT Loan Agreement dated on or about the Dutch Accession Date and entered into between the Dutch VAT Loan Borrower and the Dutch VAT Lender.
"Dutch VAT Loan Borrower" means Dutch FleetCo.
"Dutch VAT Refund" has the meaning given to it in the Dutch VAT Loan Agreement.
"Dutch VAT Refund Ledger" means the ledger on which Dutch VAT Refunds recovered by Dutch FleetCo from the Dutch Tax Authorities are recorded.
"Dutch Vehicle Certificates" means, in respect of Vehicles in The Netherlands in relation to which an Individual Purchase and Lease Agreement has been concluded, the registration documents regarding such vehicles and certificates of conformity, including, but not limited to, the ownership codes (tenaamstellingscode) and the vehicle registration cards.
"Dutch Vehicle Documents" means, in respect of Vehicles in The Netherlands, the keys and spare keys to the Vehicles, the Dutch Vehicle Certificates and the certificates of conformity.
"Early Termination Payment" means, in the event that a FleetCo turns back any Programme Vehicle to a Vehicle Manufacturer or Vehicle Dealer, as applicable, under a Vehicle Dealer Buy-Back Agreement or Vehicle Manufacturer Buy-Back Agreement before the end of the relevant Programme Minimum Term (where applicable), an amount equal to the excess, if any, of (a) the Termination Value of such Programme Vehicle (as of the Turn-back Date) over (b) the sum of the Vehicle Manufacturer Repurchase Price received (or receivable) with respect to such Programme Vehicle and any Programme Vehicle Special Default Payments payable by the Lessee in respect of such Programme Vehicle.
"Effective Date" has the meaning given to it in the English law termination deed dated on or about the Signing Date in respect of the termination of the IFF.
"Eligible Issuer Hedge Counterparty" means a Person satisfactory to the Parent and the Transaction Agent and:

(i)	if the outstanding Senior Notes are rated and continue to be rated by any Rating Agency:

(e)
having (at the time of entry into of the relevant Issuer Hedging Agreement) a long-term senior unsecured debt, deposit, claims paying or credit (as the case may be) rating required by such Rating Agency; and

(f)
complying with hedge counterparty rating agency criteria commensurate with a Senior Notes rating (from a Rating Agency rating the Senior Notes) of at least "A" from Standard & Poor's, Fitch or DBRS and/or at least "A2" from Moody's or such other rating as would not have an adverse impact on the rating of the Senior Notes; or

(ii)
if the outstanding Senior Notes are not rated by a Rating Agency, complying with hedge counterparty rating agency criteria commensurate with a Senior Notes rating of at least "A" from Standard & Poor's, Fitch or DBRS and/or at least "A2" from Moody's.

"Eligible Issuer LC Provider" means a person:

(i)	satisfactory to the Parent and the Transaction Agent;

(ii)
having a long-term senior unsecured debt, deposit, claims paying or credit (as the case may be) rating from at least two Rating Agencies of at least "A" from Standard & Poor's, Fitch or DBRS and/or at least "A1" from Moody's and a short-term senior unsecured debt, deposit, claims paying or credit (as the case may be) rating from at least two Rating Agencies of at least "A-1" from Standard & Poor's, at least "F1" from Fitch, at least "P-1" from Moody's or at least "R-1(mid)" from DBRS; and

(iii)	that is a commercial bank having total assets in excess of €500,000,000.
"Eligible Receivables" means, at any time and in relation to Dutch FleetCo in Spain, Dutch FleetCo in Germany, Dutch FleetCo in The Netherlands, Italian FleetCo in Italy or French FleetCo in France (as applicable):

(i)
its Vehicle Manufacturer Receivables of Dutch FleetCo in Spain, Dutch FleetCo in Germany, Dutch FleetCo in The Netherlands, Italian FleetCo in Italy or French FleetCo in France (as applicable) (other than its Excluded Vehicle Manufacturer Receivables) in respect of Investment Grade Vehicle Manufacturers;

(ii)
its (A) Vehicle Dealer Receivables in Germany, France or The Netherlands or (B) its Vehicle Manufacturer Receivables in Germany, The Netherlands or France (other than its Excluded Vehicle Manufacturer Receivables) in respect of Non-Investment Grade Vehicle Manufacturers, in each case, to the extent that Dutch FleetCo has the benefit of retention of title provisions relating to the relevant Vehicles at the relevant time; or

(iii)	its VAT Receivables in Spain and France,
provided that such receivables listed in paragraphs (i) and (ii) above:

(i)	are not more than 90 days overdue and are evidenced by invoices in electronic or paper form;

(ii)
if owed by a legal entity or by an individual that is organised or resident in a country other than a European Union member country or the country in which such FleetCo or the relevant Related Opco (as the case may be) is organised, the Transaction Agent has been provided with legal opinions satisfactory to it (acting reasonably) confirming that, subject to customary reservations and assumptions, such receivables are enforceable against the entity or individual that owes them;

(iii)	are not owed by a sovereign debtor to the extent that the nature of such debtor materially and adversely prejudices the ability to obtain an effective legal assignment of such receivables;

(iv)	are not owed by a debtor known by any FleetCo, any Opco or Finco to be subject to bankruptcy or insolvency proceedings; and

(v)
can be freely and validly transferred (subject to any limitation or third party consent provided in the underlying contracts) (or are the subject of a security interest granted under the relevant Security Document in any jurisdiction).

"Eligible Receivables Amount" means, in relation to Dutch FleetCo in Spain, Dutch FleetCo in Germany, Dutch FleetCo in The Netherlands, Italian FleetCo in Italy or French FleetCo in France (as applicable), the aggregate amount of its Eligible Receivables in Spain, Germany, The Netherlands, Italy or France, respectively.
"Eligible Vehicle" means a Vehicle (which includes, for the avoidance of doubt, a Service Vehicle) in Spain, Germany, The Netherlands, Italy or France (as applicable):

(a)	that is subject to a Vehicle Manufacturer Purchase Agreement or Vehicle Dealer Purchase Agreement;

(b)
that either: (i) benefits from the buy-back commitment of a Vehicle Dealer or a Vehicle Manufacturer pursuant to a Vehicle Dealer Buy-Back Agreement or a Vehicle Manufacturer Buy-Back Agreement, respectively; or (ii) if it does not benefit, or no longer benefits, from such buy-back commitment, is classified or reclassified as a Non-Programme Vehicle in accordance with the terms of the relevant Master Lease Agreement;

(c)	the certificate of title and/or registration (as applicable and if required) for which is in the name of a FleetCo; and

(d)
that is owned by (in respect of a Vehicle in Spain, Germany or The Netherlands) Dutch FleetCo or (in respect of a Vehicle in Italy) Italian FleetCo or (in respect of a Vehicle in France) French FleetCo, free and clear of all liens (other than a retention of title in favour of the corresponding Vehicle Manufacturer or Vehicle Dealer (as applicable) and other than pursuant to the relevant FleetCo Security Document);

provided that:

(i)
such vehicle is no more than (A) thirty-six (36) months old in the case of Vehicles other than Vans, Light Trucks or Service Vehicles or (B) sixty (60) months old in the case of Vans, Service Vehicles and Light Trucks, in each case, after the date of registration with the relevant authorities of such Vehicle; and

(ii)
Vehicles purchased by German Opco from Vehicle Manufacturers under Vehicle Buy Back Agreements which oblige German Opco to resell the relevant Vehicles to the relevant Vehicle Manufacturers shall not be Eligible Vehicles unless binding tax rulings have been obtained by German Opco and Dutch FleetCo from the relevant German Tax Authorities satisfactory to the Transaction Agent.

"encumbrance" means a Security Interest.

"Enforcement Action" means:

(a)	in relation to any Liabilities of the Issuer and/or a FleetCo (as applicable):

(i)
(in respect of the Issuer) the acceleration of any Liabilities of the Issuer or the making of any declaration that any Liabilities of the Issuer are prematurely due and payable (other than as a result of it becoming unlawful for a Senior Noteholder to perform its obligations under, or of any voluntary or mandatory prepayment arising under, the Issuer Transaction Documents) and (in respect of a FleetCo) the acceleration of any Liabilities of such FleetCo or the making of any declaration that any Liabilities of such FleetCo are prematurely due and payable (other than as a result of it becoming unlawful for the Issuer to perform its obligations under, or of any voluntary or mandatory prepayment arising under, the relevant FleetCo Transaction Documents);

(ii)	the making of any declaration that any Liabilities are payable on demand;

(iii)	the making of a demand in relation to a Liability that is payable on demand;

(iv)
the making of any demand against any of the Parent, Finco or Avis Europe in relation to the Parent Performance Guarantee, the Finco Payment Guarantee or the Avis Europe Payment Guarantee, respectively;

(v)
save to the extent permitted in accordance with clause 6 (Country Repayment Option) of the Framework Agreement, the exercise of any right to require any of the Avis Obligors, FleetCos or the Issuer to acquire any Liability (including exercising any put or call option against any such person for the redemption or purchase of any Liability);

(vi)
the exercise of any right of set-off, account combination or payment netting against any of the Avis Obligors, FleetCos or the Issuer in respect of any Liabilities other than the exercise of any such right:

A.	as Close-Out Netting by an Issuer Hedge Counterparty;

B.	as Payment Netting by an Issuer Hedge Counterparty; or

C.
which is otherwise expressly permitted under the Issuer Transaction Documents or FleetCo Transaction Documents to the extent that the exercise of that right gives effect to a payment that is permitted under the Framework Agreement; and

(vii)	the suing for, commencing of or joining of any legal or arbitration proceedings against any of the Avis Obligors, FleetCos or the Issuer (as applicable) to recover any Liabilities;

(b)	the premature termination or close-out of any hedging transaction under any Issuer Hedging Agreement save as permitted under such Issuer Hedging Agreement;

(c)
the taking of any steps to enforce or require the enforcement of any Issuer Security by the Issuer Security Trustee (including the crystallisation of any floating charge forming part of the Issuer Security) or FleetCo Security by the FleetCo Security Agent (including the crystallisation of any floating charge forming part of the FleetCo Security);

(d)
the entering into of any composition, compromise, assignment or arrangement with any of the Avis Obligors, FleetCos or the Issuer (as applicable) which owes any Liabilities, or has given any Security, guarantee or indemnity or other assurance against loss in respect of the Liabilities; or

(e)
the petitioning, applying or voting for, or the taking of any steps (including the appointment of any liquidator, receiver, administrator, examiner or similar officer) in relation to, the winding up, dissolution, administration or reorganisation of any of FleetCos or the Issuer (as applicable) which owes any Liabilities, or has given any Security, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities, or any of such person's assets or any suspension of payments or moratorium of any indebtedness of such person, or any analogous procedure or step in any jurisdiction, except that the following shall not constitute Enforcement Action:

(i)
the taking of any action falling within paragraph (a)(vii) or (e) above which is necessary (but only to the extent necessary) to preserve the validity, existence or priority of claims in respect of Liabilities, including the registration of such claims before any court or governmental authority and the bringing, supporting or joining of proceedings to prevent any loss of the right to bring, support or join proceedings by reason of applicable limitation periods;

(ii)	an Issuer Secured Creditor or a FleetCo Secured Creditor bringing legal proceedings against any person solely for the purpose of:

A.	obtaining injunctive relief (or any analogous remedy outside England and Wales) to restrain any actual or putative breach of any Transaction Document to which it is party;

B.	obtaining specific performance (other than specific performance of an obligation to make a payment) with no claim for damages; or

C.	requesting judicial interpretation of any provision of any Transaction Document to which it is party with no claim for damages; or

(iii)	the taking of the action in paragraph (a)(iii) or paragraph (a)(iv) prior to the delivery of an Enforcement Notice.
"Enforcement Notice" means:

(a)	in respect of an Issuer Event of Default, the Issuer Enforcement Notice; and

(b)	in respect of a FleetCo Event of Default, the FleetCo Enforcement Notice.
"English Transaction Documents" means (taking account of the fact that certain documents will only be entered into and/or be effective after the date hereof):

(i)	the Framework Agreement;

(ii)	this Agreement;

(iii)	the Funds Flow Agreement;

(iv)	the Tax Deed of Covenant;

(v)	the Issuer Note Issuance Facility Agreement;

(vi)	the Issuer Subordinated Facility Agreement;

(vii)	the Issuer Cash Management Agreement;

(viii)	the Issuer Account Bank Agreement;

(ix)	the Issuer Hedging Agreements;

(x)	the FleetCo Spanish Facility Agreement;

(xi)	the FleetCo German Facility Agreement;

(xii)	the FleetCo Dutch Facility Agreement;

(xiii)	the Central Servicing Agreement;

(xiv)	the FleetCo Back-up Cash Management Agreement;

(xv)	the Avis Europe Payment Guarantee;

(xvi)	the Finco Payment Guarantee;

(xvii)	the Parent Performance Guarantee;

(xviii)	the Issuer Security Documents;

(xix)	each FleetCo Deed of Charge;

(xx)	the Liquidation Agency Agreement;

(xxi)	the Issuer Security Power of Attorney;

(xxii)	the Issuer Spain TRO Declaration of Trust;

(xxiii)	the Fee Letters;

(xxiv)	the Lessor Power of Attorney;

(xxv)	each FleetCo Security Power of Attorney;

(xxvi)	the Issuer Security Power of Attorney;

(xxvii)	the VFN Funding Agreement; and

(xxviii)	any other Transaction Documents expressed to be governed by English law and approved by the Transaction Agent.
"Equivalent Rating Agency" means each of Fitch, Moody's and S&P.
"Equivalent Rating Agency Rating" means, with respect to any Equivalent Rating Agency and any Person as of any date of determination, the Relevant Rating by such Equivalent Rating Agency with respect to such Person as of such date.
"Estimated Lease Expiration Date" has the meaning given to it in paragraph 5, part 2, annex 1 to schedule 1 of the Master German Fleet Purchase Agreement.

"Estimated Lease Term" means, in relation to any relevant Vehicle leased under the Master German Fleet Lease Agreement, the period from (and including) the relevant Lease Commencement Date to (and including) the Estimated Lease Expiration Date.
"Estimated Sales Price" means, in respect of a Non-Programme Vehicle in Germany, the expected Net Book Value of such a Vehicle as calculated on the Estimated Lease Expiration Date or, in the event that the Lease Expiration Date of such Vehicle falls prior to the Estimated Lease Expiration Date, the Net Book Value of such Vehicle on the Lease Expiration Date.
"EU Insolvency Regulation" means Council Regulation (EC) No. 1346/2000 of 29 May 2000.
"EURIBOR" means, in relation to any Senior Advance:

(a)	the applicable Screen Rate; or

(b)	(if no Screen Rate is available for the Senior Advance Interest Period of that Senior Advance Loan) the Reference Bank Rate, as of 10:00 a.m. (Paris time) on the Interest Determination Date. If any such applicable Screen Rate or Reference Bank Rate is below zero, EURIBOR will be deemed to be zero.
"Euro", "euro", "€" and "EUR" each means the lawful currency of the member states of the European Union that adopt the single currency in accordance with the Treaty of Lisbon amending the Treaty on European Union and the Treaty establishing the European Community (signed at Lisbon on 13 December 2007).
"Euro Equivalent" means, in relation to an amount denominated or expressed in any currency other than Euro, the equivalent thereof in Euro calculated at the Transaction Agent's spot rate of exchange as at the relevant date of determination.
"Event of Default" means, in relation to any Relevant Person, the occurrence of any of the following events:

(a)	the Relevant Person fails to make any payment payable by it under any Transaction Document when due in the currency and in the manner specified in the relevant Transaction Document except:

(i)	technical failure:

(a)
in the case of Dutch FleetCo, Spanish Branch, Spanish Opco, any Italian Opco, French Opco, Italian FleetCo, French FleetCo and the FCT, where such failure is due to technical reasons and such default is remedied by Spanish Opco, the relevant Italian Opco, French Opco, French FleetCo, the FCT or Italian FleetCo (as applicable) or (in respect of Spanish Opco) the Spain Repayment Option, (in respect of any Italian Opco or Italian FleetCo) the Italy Repayment Option or, (in respect of French Opco, French FleetCo or the FCT) the France Repayment Option is, in each case, exercised within 5 Business Days of the occurrence of such failure; and

(b)
in the case of the Central Servicer, German Opco, Dutch Opco, Dutch FleetCo or the Issuer, where such failure is due to technical reasons and such default is remedied by the Central Servicer, German Opco, Dutch Opco, Dutch FleetCo or the Issuer (as applicable) within 5 Business Days of the occurrence of such failure;

(ii)	voluntary non-payment: in the case of any Italian Opco, Spanish Opco, Dutch Opco, French Opco, French FleetCo, the FCT and Italian FleetCo, where such failure has occurred while a Voluntary Insolvency Event is continuing in respect of such Opco or such FleetCo and such default is remedied within 2 Business Days or (in respect of Spanish Opco) the Spain Repayment Option or (in respect of any Italian Opco or Italian FleetCo) the Italy Repayment Option or (in respect of French Opco, French FleetCo or the FCT) the France Repayment Option is, in each case, exercised within 2 Business Days of such failure;

(iii)
involuntary non-payment: in the case of any Italian Opco, Spanish Opco, Dutch Opco, French Opco, French FleetCo or the FCT and Italian FleetCo, where such failure has occurred while an Involuntary Insolvency Event is continuing in respect of such Opco or Italian FleetCo and such default is remedied within 10 Business Days or (in respect of Spanish Opco) the Spain Repayment Option or (in respect of any Italian Opco or Italian FleetCo) the Italy Repayment Option or (in respect of French Opco, French FleetCo or the FCT) the France Repayment Option is, in each case, exercised within 10 Business Days of such failure;

(iv)	other non-payment:

(a)	in the case of any Relevant Person, where such default is remedied within 5 Business Days;

(b)	interest payments:

A.
in the case of Dutch FleetCo, where such failure relates to payment of interest payable by it under a FleetCo Advance under (I) the FleetCo Spanish Facility Agreement and such default is remedied within 5 Business Days, provided that such non-payment results directly from a non-payment under this paragraph (iv) by Spanish Opco or the Central Servicer to Dutch FleetCo; (II) the FleetCo German Facility Agreement and such default is remedied within 5 Business Days, provided that such non-payment results directly from a non-payment under this paragraph (iv) by German Opco or the Central Servicer to Dutch FleetCo; (III) the FleetCo Dutch Facility Agreement and such default is remedied within 5 Business Days, provided that such non-payment results directly from a non-payment under this paragraph (iv) by Dutch Opco or the Central Servicer to Dutch FleetCo;

B.
in the case of Italian FleetCo, where such failure relates to payment of interest payable by it under a FleetCo Advance under the FleetCo Italian Facility Agreement and such default is remedied or the Italy Repayment Option is exercised, in each case, within 5 Business Days, provided that such non-payment results directly from a non-payment under this paragraph (iv) by any Italian Opco to Italian FleetCo;

C.
in the case of French FleetCo, where such failure relates to payment of interest payable by it under a FleetCo Advance under the FleetCo French Facility Agreement and such default is remedied within 5 Business Days, provided that such non-payment results directly from a non-payment under this paragraph (iv) by French Opco to French FleetCo;

D.	in the case of the FCT, where such failure relates to payment of interest payable by it under a VFN Advance under the VFN Funding Agreement and such default is remedied within 5 Business Days, provided that such non-payment results directly from a non-payment under this paragraph (iv) by French FleetCo to the FCT; or

E.
in the case of the Issuer where such failure relates to payment of interest payable under a Senior Advance and such default is remedied within 5 Business Days, provided that such non-payment results directly from a non-payment under this paragraph (iv) by Italian FleetCo, the FCT or Dutch FleetCo (as applicable) to the Issuer; or

(c)	principal payments:

A.
in the case of Dutch FleetCo, where such failure relates to payment (on any day other than the Final Maturity Date) of principal payable by it under a FleetCo Advance under the FleetCo Spanish Facility Agreement, the FleetCo German Facility Agreement or the FleetCo Dutch Facility Agreement, and, for the avoidance of doubt, a failure to pay such principal on the Final Maturity Date shall be an "Event of Default";

B.
in the case of Italian FleetCo, where such failure relates to payment (on any day other than the Final Maturity Date) of principal payable by it under a FleetCo Advance under the FleetCo Italian Facility Agreement and, for the avoidance of doubt, a failure to pay such principal on the Final Maturity Date shall be an "Event of Default";

C.
in the case of French FleetCo, where such failure relates to payment (on any day other than the Final Maturity Date) of principal payable by it under a FleetCo Advance under the FleetCo French Facility Agreement and, for the avoidance of doubt, a failure to pay such principal on the Final Maturity Date shall be an "Event of Default";

D.
in the case of the FCT, where such failure relates to payment (on any day other than the Final Maturity Date) of principal payable by it under a VFN Advance under the VFN Funding Agreement and, for the avoidance of doubt, a failure to pay such principal on the Final Maturity Date shall be an "Event of Default"; or

E.
in the case of the Issuer, where such failure relates to payment (on any day other than the Final Maturity Date) of principal payable under a Senior Advance and, for the avoidance of doubt, a failure to pay such principal on the Final Maturity Date shall be an "Event of Default";

(b)
any representation or warranty made by the Relevant Person pursuant to any Transaction Document or in any notice or other document, certificate or statement delivered by it pursuant hereto or in connection herewith is or proves to have been incorrect or misleading in any material respect when made and:

(i)	in the case of Spanish Opco, any Italian Opco, Italian FleetCo, French Opco, French FleetCo and the FCT, such breach is not remedied within 20 Business Days or (in respect of Spanish

Opco) the Spain Repayment Option or (in respect of any Italian Opco or Italian FleetCo) the Italy Repayment Option or (in respect of French FleetCo, French Opco and the FCT) the France Repayment Option is, in each case, not exercised within 20 Business Days; and

(ii)
in the case of the Issuer, Dutch FleetCo, Central Servicer, Dutch Opco and German Opco, such breach is not remedied within 20 Business Days, provided that such breach of representation or warranty is capable of being remedied;

(c)
the Relevant Person fails duly to perform or comply with any of its material obligations under any of the Transaction Documents to which it is a party (other than those referred to in paragraphs (a) and (b) above and paragraph (h) and paragraph (i) below) and:

(i)
in the case of Spanish Opco, any Italian Opco, Italian FleetCo, French Opco, French FleetCo and the FCT, such failure to perform or comply is not remedied within 20 Business Days or (in respect of Spanish Opco) the Spain Repayment Option or (in respect of any Italian Opco or Italian FleetCo) the Italy Repayment Option or (in respect of French Opco, French FleetCo or the FCT) the France Repayment Option is, in each case, not exercised within 20 Business Days; and

(ii)
in the case of the Issuer, Dutch FleetCo, the Central Servicer, Dutch Opco and German Opco, such failure to perform or comply is not remedied within 20 Business Days, provided that such failure is capable of being remedied;

(d)
an Insolvency Event occurs in respect of the Relevant Person (except the FCT) and, in the case of any Italian Opco, Spanish Opco, French Opco and Dutch Opco, Italian FleetCo, French FleetCo and Dutch FleetCo, such Insolvency Event is continuing and (in respect of Spanish Opco) the Spain Repayment Option and (in respect of any Italian Opco or Italian FleetCo) the Italy Repayment Option and (in respect of French Opco, French FleetCo or the FCT) the France Repayment Option (as applicable) has, in each case, not been exercised within 10 Business Days from the occurrence thereof;

(e)
at any time: (1) it is or becomes unlawful or contrary to law or regulation in any applicable jurisdiction for the Relevant Person to perform or comply with any or all of its obligations under the Relevant Transaction Documents; (2) any of the obligations of the Relevant Person under the Relevant Transaction Documents are not or cease to be legal, valid and binding; or (3) any of the terms of the Relevant Transaction Documents or any part thereof are not or cease to be in full force and effect or enforceable in accordance with its terms or any party to such Transaction Documents shall so assert in writing;

(f)
the Security purported to be granted to the Issuer Security Trustee or FleetCo Security Agent under the Security Documents is not binding on or enforceable against the Issuer or the relevant FleetCo or effective to create the Security with the priority intended to be created by it except if:

(i)
in the case of Security purported to be granted by Dutch FleetCo and where the relevant Security Document is expressed to be governed by Spanish law, such Default is remedied or the Spain Repayment Option is exercised, in each case, within 10 Business Days of the date of occurrence of such Default;

(ii)
in the case of Security purported to be granted by Italian FleetCo and where the relevant Security Document is expressed to be governed by Italian law, such Default is remedied or the Italy Repayment Option is exercised, in each case, within 10 Business Days of the date of occurrence of such Default; and

(iii)
in the case of security purported to be granted by French FleetCo and where the relevant Security Document is expressed to be governed by French law, such Default is remedied or the France Repayment Option is exercised in each case, within 10 Business Days from the date of occurrence or such Default;

(g)	any event or circumstance occurs which would have a Material Adverse Effect on:

(i)	Dutch FleetCo;

(ii)	French FleetCo;

(iii)	the FCT, except if such event or circumstance is remedied within 10 Business Days of its occurrence or the France Repayment Option is exercised within 10 Business Days from the date of its occurrence;

(iv)
Italian FleetCo, except if such event or circumstance is remedied within 10 Business Days of its occurrence or the Italy Repayment Option is exercised within 10 Business Days from the date of its occurrence; and

(v)	the Issuer;

(h)	breach of the Issuer Borrowing Base Test and the Country Asset Value Test:

(i)
a breach of the Country Asset Value Test in respect of Spain and such breach continues for a period of at least 5 Business Days or the Spain Repayment Option is not exercised within 5 Business Days from the date of such breach;

(ii)
in the case of Dutch FleetCo, a breach of the Country Asset Value Test in respect of Germany or The Netherlands and such breach continues for a period of at least 5 Business Days from the date of such breach;

(iii)
in the case of French FleetCo, a breach of the Country Asset Value Test in respect of France and such breach continues for a period of at least 5 Business Days or the France Repayment Option is not exercised within 5 Business Days from the date of such breach;

(iv)
in the case of Italian FleetCo, a breach of the Country Asset Value Test in respect of Italy and such breach continues for a period of at least 5 Business Days or the Italy Repayment Option is not exercised within 5 Business Days from the date of such breach; and

(v)	in the case of the Issuer, a breach of the Issuer Borrowing Base Test and such breach continues for a period of at least 5 Business Days from the date of such breach; and

(i)	the amount of the Issuer Reserves is less than the Issuer Reserve Required Amount and such shortfall continues for a period of at least 3 Business Days.

"Excess Concentration Amount" means, on any date, and in respect of all limits included in the definition of "Concentration Limit" (without double counting), the aggregate of all the Relevant Excess Concentration Amounts on such date.
"Excess Damage Charges" means, in relation to a Programme Vehicle, the amount charged or deducted from the Vehicle Manufacturer Repurchase Price by the relevant Vehicle Manufacturer or Vehicle Dealer, where applicable, in accordance with the relevant Vehicle Manufacturer Buy-Back Agreement or the Vehicle Dealer Buy-Back Agreement (as applicable) due to (a) damage over a prescribed limit, (b) if applicable, damage not subject to a prescribed limit (c) missing equipment, and (d) any other penalty that may be imposed by the relevant Vehicle Manufacturer or Vehicle Dealer pursuant to the relevant Vehicle Manufacturer Buy-Back Agreement and/or Vehicle Dealer Buy-Back Agreement in each case at the time that such Vehicle is turned back to such Vehicle Manufacturer or Vehicle Dealer, as applicable, or such person's agent for repurchase or auction pursuant to the relevant Vehicle Manufacturer Buy-Back Agreement and/or Vehicle Dealer Buy-Back Agreement.
"Excess Mileage Charges" means, in relation to a Programme Vehicle, an amount which may be charged by the relevant Vehicle Manufacturer or Vehicle Dealer or deducted from the Vehicle Manufacturer Repurchase Price in accordance with the relevant Vehicle Manufacturer Buy-Back Agreement or the Vehicle Dealer Buy-Back Agreement (as applicable) by reason of the recorded mileage of such Vehicle exceeding a prescribed limit at the time that such Vehicle is turned back to the Vehicle Manufacturer or Vehicle Dealer.
"Excess Payment" has the meaning given to it in clause 14 (Fees, Traffic Penalties and Fines) of the Master German Fleet Lease Agreement, clause 15 (Fees, Traffic Penalties and Fines) of the Master Dutch Fleet Lease Agreement, clause 16 (Fees, Traffic Penalties and Fines) of each Italian Master Lease Agreement and clause 17 (Fees, Traffic Penalties and Fines) of each of the Spanish Master Lease Agreement and the French Master Lease Agreement.
"Excess Swap Collateral" means an amount equal to the value of the collateral (or the applicable part of any collateral) provided by any Issuer Hedge Counterparty to the Issuer in respect of the relevant Issuer Hedge Counterparty's obligations to transfer collateral to the Issuer under the relevant Issuer Hedging Agreement, which is in excess of that Issuer Hedge Counterparty's liability to the Issuer under the relevant Issuer Hedging Agreement as at the date of termination of the transaction under the relevant Issuer Hedging Agreement, or which the relevant Issuer Hedging Counterparty is otherwise entitled to have returned to it under the terms of the relevant Issuer Hedging Agreement.
"Excluded Payments" means, in relation to a Programme Vehicle or a Non-Programme Vehicle, any amounts paid into the relevant FleetCo Bank Account:

(a)
which constitutes any rebates (if any) and any bonus (if any) for the purchase of such Vehicle, provided that neither such rebates nor bonus constitute the Capitalised Cost of any Vehicle or constitute any no-return bonus if such amount is taken into account for the purposes of clause 30.1 of the Master Dutch Fleet Lease Agreement and of each Italian Master Lease Agreement and of clause 31.1 of each of the French Master Lease Agreement and the Spanish Master Lease Agreement;

(b)	in reimbursement for repair work performed on such Vehicle by the Lessee (at its own cost), where such work is covered by warranty;

(c)	in relation to insurance proceeds paid in respect of a Vehicle which has been purchased by Opco from FleetCo (including, without limitation, a Casualty);

(d)	in respect of a Vehicle which is owned by Opco;

(e)	in error to FleetCo to which FleetCo is not contractually entitled;

(f)	in respect of a Dutch VAT Refund or a Maggiore Italian VAT Refund;

(g)
to Spanish Opco in reimbursement of the Tax on Motor Vehicle (as defined in the Spanish Servicing Agreement) and in relation to Tax on Certain Means of Transport (TMT), in each case, re-invoiced by Dutch FleetCo, Spanish Branch to the relevant Vehicle Manufacturer and paid by the relevant Vehicle Manufacturer to Dutch FleetCo, Spanish Branch (provided that Spanish Opco has paid such Tax on Motor Vehicle or, as the case may be, such Tax on Certain Means of Transport to the relevant Tax authorities); and

(h)
in relation to (x) any VAT Amount, (y) any Third Party Purchase Price VAT Amount and (z) the positive difference between amount of Vehicle Manufacturer Repurchase Price (excluding VAT) and the Net Book Value with respect to the Vehicles for which the Vehicle Manufacturer Repurchase Price is paid pursuant to clause 6.3 and/or clause 6.5 of the Master German Fleet Purchase Agreement.

"Excluded Vehicle Manufacturer Receivables" means, at any time and in relation to Dutch FleetCo in Spain, Dutch FleetCo in Germany, Dutch FleetCo in The Netherlands, Italian FleetCo in Italy or French FleetCo in France, any Vehicle Manufacturer Receivables in respect of which a Vehicle Manufacturer Event of Default has occurred.
"Execution or Distress Event" means any execution, expropriation, attachment, sequestration or distress is levied against or affects, or an encumbrancer takes possession of, the whole or any part of the property, undertaking or assets of any person, the aggregate value of which property, undertaking or assets of all such person and the same is not discharged within 10 Business Days of such execution, expropriation, attachment, sequestration, levy or taking of possession.
"Existing Senior Noteholder" has the meaning given to it in clause 21.4 (Transfers by Senior Noteholders; Accession of further Senior Noteholders) of the Issuer Note Issuance Facility Agreement.
"Expected Maturity Date" means six months after the Scheduled Amortisation Commencement Date.
"Extraordinary Depreciation Amount" means, with respect to all Vehicles in a given Vehicle Fleet:

(i)	which have been damaged (other than as a result of ordinary wear and tear), any additional extraordinary depreciation related to such damage;

(ii)	which have been stolen or which have not been returned by the relevant customers, any provision or any additional extraordinary depreciation related to such Vehicles; and

(iii)	in respect of any Vehicle, any provision or any additional extraordinary depreciation reflecting the expected loss or decrease in the Net Book Value of such Vehicles.
"Facility" means, as the context requires, each of the Issuer Note Issuance Facility Agreement, the Issuer Subordinated Facility Agreement, the FleetCo German Facility Agreement, the FleetCo Dutch Facility Agreement, the FleetCo Italian Facility Agreement, the FleetCo French Facility Agreement and/or the FleetCo Spanish Facility Agreement.

"FATCA" means:

(a)	sections 1471 to 1474 of the Code or any associated regulations or other official guidance;

(b)
any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of paragraph (a) above; or

(c)	any agreement pursuant to the implementation of paragraph (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.
"FATCA Application Date" means:

(a)	in relation to a "withholdable payment" described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 January 2014;

(b)
in relation to a "withholdable payment" described in section 1473(1)(A)(ii) of the Code (which relates to "gross proceeds" from the disposition of property of a type that can produce interest from sources within the US), 1 January 2017; or

(c)	in relation to a "passthru payment" described in section 1471(d)(7) of the Code not falling within paragraph (a) or (b) above, 1 January 2017, or, in each case, such other date from which such payment may become subject to a deduction or withholding required by FATCA as a result of any change in FATCA after the Signing Date.
"FATCA Deduction" means a deduction or withholding from a payment under a Transaction Document required by FATCA.
"FATCA Exempt Party" means a Party that is entitled to receive payments free from any FATCA Deduction.
"FATCA FFI" means a foreign financial institution as defined in section 1471(d)(4) of the Code which, if any Issuer Secured Creditor or FleetCo Secured Creditor is not a FATCA Exempt Party, could be required to make a FATCA Deduction.
"FCT" means FCT CarFin, a fonds commun de titrisation jointly established by the FCT Management Company and the FCT Custodian on the FCT Establishment Date and governed by Articles L. 214-167 to L. 214-186 and Articles R. 214-217 to R. 214-235 of the French Code monétaire et financier and the FCT Regulations.
"FCT Account" means the segregated EUR denominated bank account opened on behalf of the FCT with the FCT Custodian, the details of which are set out in clause 24.1 of the FCT Regulations.
"FCT Available Funds" means an amount calculated on each Issuer Determination Date, without double counting:

(a)	all amounts standing to the credit of the FCT Account (excluding the amounts which are proceeds of any VFN Advance made to the FCT); and

(b)	all amounts received by the FCT, including from French FleetCo under the FleetCo French Facility Agreement.

"FCT Custodian" means CACEIS Bank France acting as custodian for the FCT and as account bank for the FCT.
"FCT Establishment Date" means the date on which the FCT is established, such date falling on the Initial French Funding Date.
"FCT Event of Default" means any of the events set out in schedule 4 part 4 to the Framework Agreement.
"FCT Management Company" means Eurotitrisation, a société anonyme incorporated under the laws of France under registration number 352 458 368 RCS Bobigny, having its registered office at 41, rue Delizy 93500, Pantin, France, duly licensed as a société de gestion de portefeuille under number GP 14000029 and authorised by the Autorité des Marchés Financiers for the management of securitisation funds, and any successor or replacement thereof.
"FCT Minimum Required Re-Selling Price" means the purchase price payable to the FCT by any acquirer of the FleetCo French Loan Receivables and the FleetCo French Related Security under clause 6 of the FCT Transfer and Servicing Agreement which provides the FCT with sufficient funds, together with the FCT's temporarily available cash (if any), to pay all amounts due in respect of principal, interest and other amounts due to the FCT Noteholder and the FCT Residual Unitholder and repay all sums due by the FCT under the Issuer Transaction Documents , if any.
"FCT Noteholder" means the registered holder of the Variable Funding Note as recorded in the FCT Register.
"FCT Offer to Sell" means the offer issued by the FCT Management Company, acting on behalf of the FCT, in accordance with clause 6 of the FCT Transfer and Servicing Agreement to the relevant potential purchaser in respect of the purchase of any FleetCo French Loan Receivables from the FCT.
"FCT Payment Date" means each FleetCo Advance Repayment Date and each Settlement Date.
"FCT Priority of Payments" means the priority of payments in part 7 (FCT Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement.
"FCT Refinancing Fee" means a refinancing fee of an amount equal to the aggregate amount of all fees, costs and expenses specified in clause 25 (FCT Fees) of the FCT Regulations (net of the aggregate amount of any taxes) due and payable by the French FleetCo (in its capacity as French FleetCo) to the French Intermediary Bank in accordance with the relevant provisions of the FleetCo French Facility Agreement in order to refinance all the relevant fees, costs and expenses payable to the FCT Management Company, the FCT Custodian, the FCT Servicer, the FCT Statutory Auditor and the FCT Registrar in accordance with the FCT Regulations and the FCT Transfer and Servicing Agreement.
"FCT Register" means the register held by the FCT Registrar in relation to the Variable Funding Notes and the FCT Residual Units issued by the FCT, pursuant to and in accordance with the VFN Funding Agreement and the FCT Regulations.
"FCT Registrar" means CACEIS Corporate Trust.
"FCT Registrar Agreement" means the agreement entered into on 21 May 2014 between the FCT Registrar, the FCT Custodian and the FCT Management Company (acting on behalf of the FCT), as amended, varied or supplemented from time to time.

"FCT Regulations" means the regulations governing the FCT entered into on 21 May 2014 between the FCT Management Company and the FCT Custodian in accordance with Articles L.214-167 to L.214-189 and Articles R.214-217 to R.214-232-I of the French Code monétaire et financier as amended and supplemented from time to time.
"FCT Residual Unitholder" means the holder of the FCT Residual Units from time to time which will be CACIB on the FCT Establishment Date.
"FCT Residual Units" mean the two residual units issued by the FCT on or before the FCT Initial Transfer Date which will be subscribed by CACIB.
"FCT Residual Units Purchase Option" means the call option granted by the FCT Residual Unitholder to Finco under paragraph 2 of the FCT Residual Units Subscription Form.
"FCT Residual Units Subscription Form" means the subscription form attached as schedule 1 to the FCT Regulations.
"FCT Servicer" means CACIB and any successor or replacement thereof.
"FCT Statutory Auditor" has the meaning given to it in the FCT Regulations.
"FCT Transaction Documents" means:

(a)	the FCT Regulations;

(b)	the FCT Transfer and Servicing Agreement; and

(c)	the FCT Registrar Agreement.
"FCT Transfer and Servicing Agreement" means the transfer and servicing agreement entered into on or about the French Accession Date between, inter alios, French FleetCo, the FCT (represented by the Management Company), the FCT Custodian the French Intermediary Bank and the FCT Servicer.
"FCT Transfer Date" means the date falling on the Initial French Funding Date.
"FCT Transfer Deed" means the transfer deed (acte de cession de créances) in the form of schedule 1 to the FCT Transfer and Servicing Agreement, to be delivered on the FCT Transfer Date by the French Intermediary Bank to the FCT Management Company, acting in the name and on behalf of the FCT in accordance with the relevant provisions of the FCT Transfer and Servicing Agreement.
"FCT Transfer Price" means, in relation to the FCT Transfer and Servicing Agreement and the FCT Regulations, the transfer price in respect of the FleetCo French Loan Receivables to be acquired by the FCT from the French Intermediary Bank on the FCT Transfer Date to be calculated and paid by way of instalments in accordance with the provisions of the FCT Transfer and Servicing Agreement.
"Fee Letters" means the Transaction Agent Fee Letter, the Senior Noteholder Fee Letters and any other document designated by the Transaction Agent as a "Fee Letter".
"Final Maturity Date" means 20 months after the Expected Maturity Date.
"Financial Indebtedness" means (without double counting) any indebtedness in relation to or arising under or in connection with:

(a)	any money borrowed (including any overdraft);

(b)	any amount raised pursuant to any note purchase facility or the issue of debenture, bond, note or loan stock or any similar instrument;

(c)	any amount raised by acceptance under any acceptance credit facility or any dematerialised equivalent;

(d)	any receivable sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

(e)
the purchase price of any asset or service to the extent payable by the Issuer or a FleetCo, (as applicable) after the time of sale or delivery to such person, where the deferred payment is arranged as a method of raising finance (other than, in respect of a FleetCo or the Issuer, any deferred payment or grace period granted by a Vehicle Manufacturer or Vehicle Dealer in relation to the acquisition of the Vehicles);

(f)
the sale price of any asset or service to the extent paid to the Issuer, a FleetCo, (as applicable) before the time of sale or delivery by the Issuer, a FleetCo, (as applicable) liable to effect that sale or delivery, where the advance payment is primarily arranged as a method of raising finance;

(g)	any lease, hire purchase agreement, credit sale or conditional sale agreement in each case which would be treated as financial liabilities in accordance with Applicable Accounting Principles;

(h)
any derivative transaction entered into in connection with protection against or benefit from fluctuation in any currency, rate or price (and, when calculating the value of any derivative transaction, only the marked to market value shall be taken into account);

(i)	shares which are expressed to be redeemable;

(j)	any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing;

(k)	any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and

(l)	the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (k) above.
"Financial Institution" means a bank or credit institution whose activities include purchasing debt securities or other financial assets and lending monies, and includes each Initial Financial Institution Senior Noteholder (excluding, for the avoidance of doubt, any Conduits).
"Finco" means Avis Finance Company Limited.
"Finco Compliance Certificate" means the compliance certificate substantially in the form set out in part 3 (Form of Finco Compliance Certificate) of schedule 7 to the Framework Agreement signed by Finco and delivered by Finco.
"Finco Guarantor Event of Default" means any of the following:

(a)
the occurrence of an Opco Change of Control, provided that if (1) any cessation described in the Opco Change of Control is in relation to the share capital of, the shareholders' general meetings of or the board of directors of (as applicable) Spanish Opco or any Italian Opco or French Opco and

(2) the Spain Repayment Option (in respect of Spanish Opco) or the Italy Repayment Option (in respect of any Italian Opco) or the France Repayment Option (in respect of French Opco) is exercised within 30 days of such cessation, there shall not be any Finco Guarantor Event of Default;

(b)
the occurrence of an Avis Europe Change of Control, provided that, for the avoidance of doubt, if all outstanding Senior Advances as of the date of such occurrence (and all accrued but unpaid interest thereon) and all other amounts due to the Senior Noteholders and the other Issuer Secured Creditors (save for the Subordinated Lender) are repaid in full by the Issuer on or before such date, there shall not be a "Finco Guarantor Event of Default" under this paragraph (b);

(c)	the occurrence of a Parent Change of Control;

(d)
the occurrence and continuation of an "event of default" under the Credit Agreement or Replacement Credit Agreement that is not waived pursuant to the terms of such Credit Agreement or Replacement Credit Agreement;

(e)	any Event of Default under paragraph (d) of the definition of "Event of Default" occurs where the Relevant Person is Finco, its successor or replacement; and

(f)	failure by Finco or its successor or replacement to comply with any of its payment obligations under the Finco Payment Guarantee.
"Finco Payment Guarantee" means the irrevocable guarantee and indemnity from Finco in favour of the FleetCo Security Agent (for and on behalf of itself and the other FleetCo Secured Creditors) in respect of: (i) the payment obligations of each Opco under the Transaction Documents to which such Opco is a party and (ii) the payment obligations of each FleetCo under the Transaction Documents to which such FleetCo is a party.
"Fitch" means Fitch Rating Ltd. or any successor to its European rating business.
"FleetCo" means each of Dutch FleetCo, French FleetCo and Italian FleetCo, as applicable and together, the "FleetCos".
"FleetCo Account Bank" means, as applicable, the Italian FleetCo Account Bank, the French FleetCo Account Bank, the Dutch FleetCo German Account Bank, the Dutch FleetCo Dutch Account Bank or the Dutch FleetCo Spanish Account Bank.
"FleetCo Account Bank Agreement" means, as applicable, the Spanish Account Bank Agreement, the Dutch Account Bank Agreement, the German Account Bank Agreement, the French Account Bank Agreement or the Italian Account Bank Agreement.
"FleetCo Account Bank Termination Event" means an Italian FleetCo Account Bank Termination Event, a French FleetCo Account Bank Termination Event, a Dutch FleetCo German Account Bank Termination Event, a Dutch FleetCo Spanish Account Bank Termination Event, a Dutch FleetCo Dutch Account Bank Termination Event or any of them.
"FleetCo Advance" means a FleetCo German Advance, a FleetCo Italian Advance, a FleetCo French Advance, a FleetCo Dutch Advance and a FleetCo Spanish Advance (or any of them).
"FleetCo Advance Drawdown Date" means the Original FleetCo Advance Drawdown Date or the Deemed FleetCo Advance Drawdown Date (as the case may be).

"FleetCo Advance Drawdown Notice" means a drawdown notice delivered by or on behalf of the relevant FleetCo to the Issuer or, in respect of French FleetCo, to the French Intermediary Bank, pursuant to which the relevant FleetCo irrevocably requests one or more funding of FleetCo Advances under the relevant FleetCo Facility Agreement and substantially in the form set out in the Framework Agreement.
"FleetCo Advance Interest Amount" has the meaning given to it in clause 4.1 (Payment of Interest) of the FleetCo German Facility Agreement, the FleetCo Italian Facility Agreement, the FleetCo Dutch Facility Agreement, the FleetCo French Facility Agreement and the FleetCo Spanish Facility Agreement (as applicable).
"FleetCo Advance Interest Period" means, in respect of a FleetCo Advance:

(i)
the first (and, if applicable, only) period commencing from (and including) the FleetCo Advance Drawdown Date of such FleetCo Advance up to the earlier of (a) the relevant FleetCo Advance Repayment Date or (b) the date falling on (but excluding) the next Settlement Date; and

(ii)	any subsequent period commencing from (and including) such Settlement Date in paragraph (i)(b) above to (but excluding) the relevant FleetCo Advance Repayment Date.
"FleetCo Advance Repayment Date" means, in respect of a FleetCo Advance, the date of repayment of such advance.
"FleetCo Advances Proportion" means the FleetCo German Advances Proportion, the FleetCo Dutch Advances Proportion, the FleetCo French Advances Proportion, the FleetCo Italian Advances Proportion, the FleetCo Spanish Advances Proportion, the Dutch FleetCo Level German Advances Proportion, the Dutch FleetCo Level Dutch Advances Proportion and the Dutch FleetCo Level Spanish Advances Proportion, as applicable.
"FleetCo Available Funds" means an amount calculated on each FleetCo Determination Date in respect of each Country, the aggregate of, in each case without double counting:

(a)	the rental income received from the relevant Opco under the Master Lease Agreement(s) to which it is a party;
(b)

(i)
(in respect of the Vehicle Fleet in Spain, Italy, France and The Netherlands) sale proceeds received from Vehicle Manufacturers and/or Vehicle Dealers (in the case of Programme Vehicles) as well as Vehicle Dealers and other third parties (in the case of Non-Programme Vehicles) in relation to the vehicles which Dutch FleetCo, Spanish Branch, Italian FleetCo, French FleetCo or Dutch FleetCo (as applicable) sells along with any non-return bonus paid to the relevant FleetCo and included in the purchase price consideration referred to in clause 30.1 of the Master Dutch Fleet Lease Agreement and each Italian Master Lease Agreement and clause 31.1 of the Spanish Master Lease Agreement and the French Master Lease Agreement; and

(ii)
(in respect of the Vehicle Fleet in Germany) sale proceeds received from Vehicle Manufacturers and/or Vehicle Dealers (in the case of Programme Vehicles) as well as Vehicle Dealers and other third parties (in the case of Non-Programme Vehicles) in relation to the vehicles which German Opco sells, excluding (x) the VAT Amount, (y) the Third Party Purchase Price VAT Amount and (z) the positive difference between amount of Vehicle

Manufacturer Repurchase Price (excluding VAT) or the Third Party Purchase Price (excluding VAT) and the Net Book Value with respect to the Vehicles for which the Vehicle Manufacturer Repurchase Price or the Third Party Purchase Price (excluding VAT) is paid pursuant to clause 6.3 and/or clause 6.5 of the Master German Fleet Purchase Agreement;

(c)	in relation to:

(i)	Dutch FleetCo, Spanish Branch receipts of VAT Receivables;

(ii)
Italian FleetCo, any amount of VAT received by it (or to which it is entitled under the Italian VAT Sharing Agreement) which is not used by Italian FleetCo to (A) repay a VAT Loan Advance pursuant to clause 8.1.2(i) of any Italian VAT Loan Agreement or (B) pay Avis Italian Opco pursuant to clause 6(b) of the Italian VAT Sharing Agreement; and

(iii)	French FleetCo receipts of VAT Receivables; and

(d)
other cash standing to the credit of (in respect of Germany) the Dutch FleetCo German Transaction Account, (in respect of Spain) the Dutch FleetCo Spanish Transaction Account, (in respect of The Netherlands) the Dutch FleetCo Dutch Transaction Account, (in respect of France) the French FleetCo Transaction Account and (in respect of Italy) the Italian FleetCo Transaction Account and the Italian Dedicated Financing Account, in each case, from time to time, excluding:

(i)	the proceeds of any FleetCo Advance made to the relevant FleetCo under the relevant FleetCo Facility Agreement;

(ii)	an amount equal to the Excluded Payments in any such bank account); and

(iii)	excluding the amounts in the provisioned items ledger of the relevant FleetCo in each Country, provided that:

A.	prior to the occurrence of a Rapid Amortisation Event, funds standing to the credit of the relevant FleetCo Reserve Account would not form part of the FleetCo Available Funds; and

B.
the proceeds set out in (b)(i) above and the moneys standing to the credit of the Italian Dedicated Financing Account shall be used exclusively by Italian FleetCo (i) in or towards payment of interest and/or repayment of principal due in respect of the FleetCo Italian Facility Agreement in accordance with items (h) and (i) of the Italian FleetCo Pre-Enforcement Priority of Payments and items (g) and (h) of the Italian FleetCo Post-Enforcement Priority of Payments, and (ii) in respect of payments to be made or provided for under item (e) of the Italian FleetCo Pre-Enforcement Priority of Payments and item (d) of the Italian FleetCo Post-Enforcement Priority of Payments in accordance with clause 6.1.5 of the FleetCo Italian Facility Agreement.

"FleetCo Back-up Cash Management Agreement" means the back-up cash management agreement between, among others, the FleetCos and each FleetCo Back-up Cash Manager.
"FleetCo Back-up Cash Management Services" has the meaning given to it in clause 2.4.1 of the FleetCo Back-up Cash Management Agreement.
"FleetCo Back-up Cash Manager" means the FleetCo Spanish Back-up Cash Manager, the FleetCo German Back-up Cash Manager, the FleetCo Dutch Back-up Cash Manager, the FleetCo French Back-up Cash Manager and the FleetCo Italian Back-up Cash Manager (as applicable).

"FleetCo Back-up Cash Manager Commencement Notice" means a commencement notice under the FleetCo Back-up Cash Management Agreement upon whose service the signing authority of the relevant FleetCo Back-up Cash Manager over the Dutch FleetCo Spanish Bank Accounts, the Italian Bank Accounts, the Dutch FleetCo German Bank Accounts, the Dutch FleetCo Dutch Bank Accounts and the French Bank Accounts (as applicable) shall become operative and upon receipt of which by the relevant FleetCo Back-up Cash Manager, such FleetCo Back-up Cash Manager shall become responsible for the services described in clause 2.4 (Scope of Services) of the FleetCo Back-up Cash Management Agreement.
"FleetCo Back-up Cash Manager Termination Event" means any of the termination events set out under clause 7.2 (Termination) of the FleetCo Back-up Cash Management Agreement.
"FleetCo Bank Accounts" means the Dutch FleetCo Spanish Bank Accounts, the Italian Bank Accounts, the French Bank Accounts, the Dutch FleetCo German Bank Accounts, the Dutch FleetCo Dutch Bank Accounts and the Dutch Bank Account.
"FleetCo Cash Management and Lease Report" means the cash management report and lease report in respect of each Country provided by the relevant Servicer to the Transaction Agent on each Reporting Date, substantially in the form set out in part 2 (Form of FleetCo Cash Management and Lease Report) of schedule 8 (Forms of Cash Management Reports) to the Framework Agreement and, if amended, in form and substance satisfactory to the Transaction Agent.
"FleetCo Compliance Certificate" means, in respect of a FleetCo, the compliance certificate substantially in the form set out in part 2 (Form of FleetCo Compliance Certificate) of schedule 7 (Forms of Compliance Certificates) to the Framework Agreement.
"FleetCo Deed of Charge" means:

(i)	the Spanish FleetCo Deed of Charge;

(ii)	the German FleetCo Deed of Charge;

(iii)	the Italian FleetCo Deed of Charge;

(iv)	the Dutch FleetCo Deed of Charge; or

(v)	the French FleetCo Deed of Charge (as applicable).
"FleetCo Determination Date" means the date falling 5 Business Days before a Settlement Date.
"FleetCo Dutch Advance" means each advance made by the Issuer to Dutch FleetCo under the FleetCo Dutch Facility Agreement.
"FleetCo Dutch Advances Proportion" means, on any date on which such calculation is required, the ratio of:

(a)	the aggregate outstanding FleetCo Dutch Advances under the FleetCo Dutch Facility Agreement;
to

(b)	the sum of:

(i)	the aggregate outstanding FleetCo Spanish Advances under the FleetCo Spanish Facility Agreement;

(ii)	the aggregate outstanding FleetCo German Advances under the FleetCo German Facility Agreement;

(iii)	the aggregate outstanding FleetCo Dutch Advances under the FleetCo Dutch Facility Agreement;

(iv)	the aggregate outstanding FleetCo French Advances under the FleetCo French Facility Agreement; and

(v)	the aggregate outstanding FleetCo Italian Advances under the FleetCo Italian Facility Agreement, such ratio expressed as a percentage.
"FleetCo Dutch Back-up Cash Manager" means Deutsche Bank AG, London Branch and any successor or replacement thereof appointed under the FleetCo Back-up Cash Management Agreement.
"FleetCo Dutch Facility Agreement" means a facility agreement between Dutch FleetCo and the Issuer, the proceeds of which Dutch FleetCo will use to, among other things, purchase vehicles to comprise its Dutch fleet from manufacturers and dealers.
"FleetCo Dutch Secured Liabilities" means, in respect of Dutch FleetCo, all present and future moneys, debts and liabilities due, owing or incurred by Dutch FleetCo to the Dutch FleetCo Secured Creditors in any manner whatsoever, including on any current or other account or otherwise, including under or in connection with any:
(i)    Dutch Transaction Dutch Document to which Dutch FleetCo is a party; and

(ii)	(subject to clause 2.1 (xxxiv) and (xxxvi) hereof) English Transaction Document to which Dutch FleetCo is a party,
(in each case, whether alone or jointly, or jointly and severally, with any other person, whether actually or contingently and whether as principal, surety or otherwise).
"FleetCo Dutch Security Documents" means (taking account of the fact that certain documents will only be entered into and/or be effective after the date hereof):

(i)	(subject to clause 2.1 (xxxvi) hereof) the Dutch FleetCo Share Pledge;

(ii)	the Dutch Receivables Pledge; and

(iii)	the Dutch FleetCo German VAT Pledge.
"FleetCo Enforcement Notice" means a notice delivered by the FleetCo Security Agent to the relevant FleetCo notifying the relevant FleetCo that it will enforce the security created under the FleetCo Security Documents and/or take any other kind of Enforcement Action.
"FleetCo Event of Default" means any event of default as set out in part 2 (FleetCo Events of Default) of schedule 4 (Events of Default) to the Framework Agreement.
"FleetCo Excess Cash Amount" means, in relation to a FleetCo in a Country, the amount equal to the amount standing to the credit of any account of any FleetCo, excluding:

(a)	in respect of Italian FleetCo in relation to the Maggiore Vehicles, the amount of all:

(i)	the VAT Loan Advances made to Italian FleetCo under the Maggiore Italian VAT Loan Agreement;

(ii)
the VAT payments received by Italian FleetCo from a sale or disposal of any Maggiore Vehicle and the VAT payments received by Italian FleetCo from the lease of any Maggiore Vehicle by Italian FleetCo to Maggiore Italian OpCo; and

(iii)	the Maggiore Italian VAT Refunds.

(b)	in respect of Italian FleetCo in relation to its vehicle fleet other than the Maggiore Vehicles, the amount of all:

(i)	the VAT Loan Advances made to Italian FleetCo under the Avis Italian VAT Loan Agreement; and

(ii)
the VAT payments received by Italian FleetCo from the sale or disposal of Vehicles by Italian FleetCo and the VAT payments received by Italian FleetCo from the lease of Vehicles by Italian FleetCo to Avis Italian Opco which Italian FleetCo is required to pay to Avis Italian Opco pursuant to clause 6(b) of the Italian VAT Sharing Agreement;

(c)	in respect of Dutch FleetCo in relation to its Vehicle Fleet in The Netherlands, the amount of all:

(i)	the VAT Loan Advances made to Dutch FleetCo;

(ii)
the VAT payments received by Dutch FleetCo from the sale or disposal of Vehicles by Dutch FleetCo and the VAT payments received by Dutch FleetCo from the lease of Vehicles by Dutch FleetCo to Dutch Opco; and

(iii)	the Dutch VAT Refunds;

(d)	in respect of Dutch FleetCo in relation to its Vehicle Fleet in Germany, the amounts received by Dutch FleetCo from the Vehicle Manufacturers and Vehicle Dealers representing:

(i)
the positive difference between amount of the Vehicle Manufacturer Repurchase Price (excluding VAT) and the Net Book Value with respect to the Vehicles for which the Vehicle Manufacturer Repurchase Price is paid pursuant to clause 6.3 and/or clause 6.5 of the Master German Fleet Purchase Agreement;

(ii)	the VAT Amount; and

(iii)	the Third Party Purchase Price VAT Amount;

(e)	the amounts standing to the credit of the VAT Component and Charge Costs Component Trust Account;

(f)	the amount standing to the credit of:

(i)	each FleetCo Reserve Account (if any) in such Country;

(ii)	(in respect of Dutch FleetCo in Germany), its provisioned items ledger and its Excluded Payments Ledger;

(iii)	(in respect of Dutch FleetCo in The Netherlands), its provisioned items ledger and its Excluded Payments Ledger;

(iv)	(in respect of Dutch FleetCo in Spain), its provisioned items ledger and its Excluded Payments Ledger;

(v)	(in respect of French FleetCo in France), its provisioned items ledger and its Excluded Payments Ledger; and

(vi)	(in respect of Italian FleetCo in Italy), its provisioned items ledger and its Excluded Payments Ledger.
"FleetCo Expected Maturity Date" means the Expected Maturity Date.
"FleetCo Facility Agreements" means each of the FleetCo German Facility Agreement, the FleetCo Italian Facility Agreement, the FleetCo Dutch Facility Agreement, the FleetCo French Facility Agreement and the FleetCo Spanish Facility Agreement.
"FleetCo French Advance" means each advance made by the French Intermediary Bank to French FleetCo under the FleetCo French Facility Agreement.
"FleetCo French Advance Receivables" means each and any receivable of the French Intermediary Bank towards the French FleetCo (whether existing (créances née), future (créances futures) or conditional (créances conditionnelles) in respect of the FleetCo French Advance(s) drawn down, or to be drawn down, by the French FleetCo under the FleetCo French Facility Agreement, subject to, and in accordance with, the relevant terms of the FleetCo French Facility Agreement, including any and all interest accrued thereon.
"FleetCo French Advances Proportion" means, on any date on which such calculation is required, the ratio of:

(a)	the aggregate outstanding FleetCo French Advances under the FleetCo French Facility Agreement;
to

(b)	the sum of:

(i)	the aggregate outstanding FleetCo Italian Advances under the FleetCo Italian Facility Agreement;

(ii)	the aggregate outstanding FleetCo Spanish Advances under the FleetCo Spanish Facility Agreement;

(iii)	the aggregate outstanding FleetCo Dutch Advances under the FleetCo Dutch Facility Agreement;

(iv)	the aggregate outstanding FleetCo French Advances under the FleetCo French Facility Agreement; and

(v)	the aggregate outstanding FleetCo German Advances under the FleetCo German Facility Agreement, such ratio expressed as a percentage.

"FleetCo French Back-up Cash Manager" means Deutsche Bank AG, London Branch or its replacement or successor as appointed under the FleetCo Back-up Cash Management Agreement.
"FleetCo French Facility Agreement" means a facility agreement between French FleetCo and the French Intermediary Bank, the proceeds of which French FleetCo will use to, among other things, purchase vehicles to comprise its French fleet.
"FleetCo French Facility Security" means the FleetCo French Related Security granted by French FleetCo in favour of the French Intermediary Bank as a security for the timely payment of any amount due under the FleetCo French Facility Agreement.
"FleetCo French Fee and Indemnity Receivables" means each and any receivable of the French Intermediary Bank towards the French FleetCo, whether existing (créances née), future (créances futures) or conditional (créances conditionnelles) which has arisen or will arise from the FleetCo French Facility Agreement and which does not characterise as a FleetCo French Advance Receivable. For the avoidance of doubt, any such receivable shall consist in particular of: (i) any taxes provided for in clause 7 (Tax Gross-up), clause 8 (Tax); (ii) any indemnities (including currency indemnities) provided for in clause 11 (Borrower's Indemnities) in each case of the FleetCo French Facility Agreement; and (iii) any indemnities, taxes, costs and increased payments provided for in clause 10 (Fees, Costs and Expenses) of the FleetCo French Facility Agreement.
"FleetCo French Loan Receivables" means together the FleetCo French Advance Receivables and the FleetCo French Fee and Indemnity Receivables.
"FleetCo French Related Security" means, in respect to the French Transaction Documents and English Transaction Documents to which the French FleetCo is a party, any security granted or to be granted from time to time by the French FleetCo in favour of the French FleetCo Secured Creditors pursuant to the relevant terms of the FleetCo French Security Documents.
"FleetCo French Secured Liabilities" means, in respect of French FleetCo, all present and future moneys, debts and liabilities due, owing or incurred by French FleetCo to the French FleetCo Secured Creditors on any current or other account or otherwise in any manner whatsoever, including under or in connection with any:
(i)    French Transaction Document to which French FleetCo is a party; and
(ii)    English Transaction Document to which French FleetCo is a party, in each case, whether alone or jointly, or jointly and severally, with any other person, whether actually or contingently and whether as principal, surety or otherwise.
"FleetCo French Security Documents" means (taking account of the fact that certain documents will only be entered into and/or be effective after the date hereof):

(i)	the French Vehicle Pledge Agreement;

(ii)	the French Third Party Holding Agreement;

(iii)	the French Receivables Security Assignment Agreement;

(iv)	the French Business Charge Agreement;

(v)	the French Bank Account Pledge Agreement;

(vi)	the French Share Pledge Agreement (French Opco); and

(vii)	the French Share Pledge Agreement (Golden Shareholder).
"FleetCo German Advance" means each advance made by the Issuer to Dutch FleetCo under the FleetCo German Facility Agreement.
"FleetCo German Advances Proportion" means, on any date on which such calculation is required, the ratio of:

(a)	the aggregate outstanding FleetCo German Advances under the FleetCo German Facility Agreement;
to

(b)	the sum of:

(i)	the aggregate outstanding FleetCo Spanish Advances under the FleetCo Spanish Facility Agreement;

(ii)	the aggregate outstanding FleetCo German Advances under the FleetCo German Facility Agreement;

(iii)	the aggregate outstanding FleetCo Dutch Advances under the FleetCo Dutch Facility Agreement;

(iv)	the aggregate outstanding FleetCo French Advances under the FleetCo French Facility Agreement; and

(v)	the aggregate outstanding FleetCo Italian Advances under the FleetCo Italian Facility Agreement, such ratio expressed as a percentage.
"FleetCo German Back-up Cash Manager" means Deutsche Bank AG, London Branch and any successor or replacement thereof appointed under the FleetCo Back-up Cash Management Agreement.
"FleetCo German Facility Agreement" means a facility agreement between Dutch FleetCo and the Issuer, the proceeds of which Dutch FleetCo will use to, among other things, purchase vehicles to comprise its German fleet from German Opco.
"FleetCo German Secured Liabilities" means, in respect of Dutch FleetCo, all present and future moneys, debts and liabilities due, owing or incurred by Dutch FleetCo to the German FleetCo Secured Creditors in any manner whatsoever, including on any current or other account or otherwise, including under or in connection with any:
(i)    German Transaction Document to which Dutch FleetCo is a party;

(ii)	(subject to clauses 2.1(xxxiv) and (xxxv) hereof) English Transaction Document to which Dutch FleetCo is a party; and
(iii)    Dutch Transaction Document to which Dutch FleetCo is a party,

(in each case, whether alone or jointly, or jointly and severally, with any other person, whether actually or contingently and whether as principal, surety or otherwise).
"FleetCo German Security Documents" means (taking account of the fact that certain documents will only be entered into and/or be effective after the date hereof):

(i)	the German Account Pledge Agreement;

(ii)	the German Receivables Assignment Agreement; and

(iii)	the German Security Transfer Agreement.
"FleetCo Holdings" means CarFin Finance Holdings Limited, a private limited company incorporated in Ireland with registered number 463657 and having its registered office at 1 Grant's Row, Lower Mount Street, Dublin 2, Ireland.
"FleetCo Holdings Corporate Services Provider" means Structured Finance Management (Ireland) Limited or any successor or replacement thereof appointed under the Issuer and FleetCo Holdings Corporate Services Agreement.
"FleetCo Individual Advance Proportion" means, on any date on which such calculation is required and in respect of a FleetCo Advance, the ratio of:

(a)	the total principal amount made available under such FleetCo Advance on its FleetCo Advance Drawdown Date; to

(b)
the aggregate of the principal amount made available under all outstanding FleetCo Advances that have the same FleetCo Advance Drawdown Date and the same FleetCo Advance Repayment Date as such FleetCo Advance, such ratio expressed as a percentage.
"FleetCo Italian Advance" means each advance made by the Issuer to Italian FleetCo under the FleetCo Italian Facility Agreement.
"FleetCo Italian Advances Proportion" means, on any date on which such calculation is required, the ratio of:

(a)	the aggregate outstanding FleetCo Italian Advances under the FleetCo Italian Facility Agreement;
to

(b)	the sum of:

(i)	the aggregate outstanding FleetCo Italian Advances under the FleetCo Italian Facility Agreement;

(ii)	the aggregate outstanding FleetCo Spanish Advances under the FleetCo Spanish Facility Agreement;

(iii)	the aggregate outstanding FleetCo Dutch Advances under the FleetCo Dutch Facility Agreement;

(iv)	the aggregate outstanding FleetCo French Advances under the FleetCo French Facility Agreement; and

(v)	the aggregate outstanding FleetCo German Advances under the FleetCo German Facility Agreement, such ratio expressed as a percentage.
"FleetCo Italian Back-up Cash Manager" means Deutsche Bank AG, London Branch or its replacement or successor as appointed under the FleetCo Back-up Cash Management Agreement.
"FleetCo Italian Facility Agreement" means a facility agreement between Italian FleetCo and the Issuer, the proceeds of which Italian FleetCo will use to, among other things, purchase vehicles to comprise its Italian fleet.
"FleetCo Italian Facility Agreement Purchase Option" means the option granted by the Issuer to Finco under clause 15.4 (Option) of the FleetCo Italian Facility Agreement.
"FleetCo Italian Secured Liabilities" means, in respect of Italian FleetCo, all present and future moneys, debts and liabilities due, owing or incurred by Italian FleetCo to the Italian FleetCo Secured Creditors on any current or other account or otherwise in any manner whatsoever, including under or in connection with any:
(i)    Italian Transaction Document to which Italian FleetCo is a party; and
(ii)    English Transaction Document to which Italian FleetCo is a party, in each case, whether alone or jointly, or jointly and severally, with any other person, whether actually or contingently and whether as principal, surety or otherwise. For the purposes of "FleetCo Italian Secured Liabilities", each of the Italian FleetCo Secured Creditors acknowledges that all present and future moneys, debts and liabilities due, owing or incurred by Italian FleetCo under or in connection with the FleetCo Italian Facility Agreement shall be limited to 95 per cent. of the total aggregate amount of the FleetCo Advances made available under the FleetCo Italian Facility Agreement.
"FleetCo Italian Security Documents" means (taking account of the fact that certain documents will only be entered into and/or be effective after the date hereof):

(i)	the Italian FleetCo Share Pledge; and

(ii)	the Italian FleetCo Security Deed.
"FleetCo Payment Date" means the Issuer Payment Date, save that if Senior Advances are to be repaid by the Issuer using proceeds received by the Issuer from FleetCo Advances, the FleetCo Payment Date in respect of such repayment of FleetCo Advances shall be one Business Day before the Issuer Payment Date, if such FleetCo Payment Date is not a Business Day in Spain, Germany, The Netherlands, France or Italy (as applicable to the relevant FleetCo Facility Agreement).
"FleetCo Post-Enforcement Priorities of Payments" means the Dutch FleetCo German Post-Enforcement Priority of Payments, the Dutch FleetCo Spanish Post-Enforcement Priority of Payments, the Dutch FleetCo Dutch Post-Enforcement Priorities of Payments, the French FleetCo Post-Enforcement Priority of Payments and the Italian FleetCo Post-Enforcement Priority of Payments.

"FleetCo Pre-Enforcement Priorities of Payments" means the Dutch FleetCo German Pre-Enforcement Priority of Payments, the Dutch FleetCo Dutch Pre-Enforcement Priority of Payments, the Dutch FleetCo Spanish Pre-Enforcement Priority of Payments, the French FleetCo Pre-Enforcement Priority of Payments and the Italian FleetCo Pre-Enforcement Priority of Payments (as applicable).
"FleetCo Priority of Payments" means the FleetCo Pre-Enforcement Priorities of Payments and the FleetCo Post-Enforcement Priorities of Payments.
"FleetCo Profit Margin" means, in respect of a FleetCo in each Country on a Lease Determination Date, [REDACTED] or such other amount in respect of such Lease Determination Date as may be agreed from time to time between (i) such FleetCo in such Country, (ii) its Related Opco as representing an arm's length profit for the activities undertaken by such FleetCo in such Country, and (iii) if such FleetCo Profit Margin exceeds [REDACTED], the Transaction Agent.
"FleetCo Repeating Representations" means, in respect of each FleetCo, the representations and warranties of such FleetCo set out in the Framework Agreement, save for the representations and the warranties in the following clauses in the Framework Agreement:

(i)	clause 3.3.3 (Independent Director);

(ii)	clause 3.3.4 (Centre of Main Interests and no establishment);

(iii)	clause 3.3.5 (Taxes);

(iv)	clause 3.3.6 (No Subsidiaries, Employees or Premises);

(v)	clauses 3.3.11(i)(a) and 3.3.11(iii)(a) (Financial Statements);

(vi)	clause 3.3.18 (Consents);

(vii)	clause 3.3.23 (Execution);

(viii)	clause 3.3.27(ii) (FleetCo Security);

(ix)	clause 3.3.28 (Compliance with Relevant Transaction Documents);

(x)	clause 3.3.31 (Filings);

(xi)	clause 3.3.32 (Consents);

(xii)	clause 3.3.34 (Taxes – Transaction Documents);

(xiii)	clause 3.3.39 (Compliance with Country Asset Value Test);

(xiv)	clause 3.3.40 (Negotiation Guidelines and Vehicle Purchasing Agreement);

(xv)	clauses 3.3.41(i) and (ii) (Spain specific representations and warranties);

(xvi)	clause 3.3.43(i) (The Netherlands specific representations and warranties).
"FleetCo Reserve Account" means, as applicable:

(i)	the Dutch FleetCo German Reserve Account (if any);

(ii)	the Dutch FleetCo Spanish Reserve Account (if any);

(iii)	the Dutch FleetCo Dutch Reserve Account (if any);

(iv)	the French FleetCo Reserve Account (if any); and

(v)	the Italian FleetCo Reserve Account (if any).
"FleetCo Secured Creditors" means:

(i)	the Spanish FleetCo Secured Creditors;

(ii)	the German FleetCo Secured Creditors;

(iii)	the Dutch FleetCo Secured Creditors;

(iv)	the French FleetCo Secured Creditors; and

(v)	the Italian FleetCo Secured Creditors.
"FleetCo Secured Liabilities" means:

(i)	the FleetCo Spanish Secured Liabilities;

(ii)	the FleetCo German Secured Liabilities;

(iii)	the FleetCo Dutch Secured Liabilities;

(iv)	the FleetCo French Secured Liabilities; and

(v)	the FleetCo Italian Secured Liabilities.
"FleetCo Secured Property" means the assets from time to time subject, or expressed to be subject, to the FleetCo Security or any part of those assets.
"FleetCo Security" means all or any of the Security Interests created or expressed to be created from time to time constituted by or pursuant to, or evidenced by, the FleetCo Security Documents.
"FleetCo Security Agent" means Crédit Agricole Corporate and Investment Bank or the replacement or successor entity appointed as security agent and/or trustee on behalf of itself and the FleetCo Secured Creditors.
"FleetCo Security Documents" means (taking account of the fact that certain documents will only be entered into and/or be effective after the date hereof):

(i)	the FleetCo Dutch Security Documents;

(ii)	the FleetCo German Security Documents;

(iii)	the FleetCo French Security Documents;

(iv)	the FleetCo Italian Security Documents;

(v)	the FleetCo Spanish Security Documents;

(vi)	the Dutch FleetCo Dutch Security Documents

(vii)	each FleetCo Security Power of Attorney;

(viii)	each FleetCo Deed of Charge;

(ix)	the Lessor Power of Attorney; and

(x)	any other document designated by the FleetCo Security Agent as a FleetCo Security Document.
"FleetCo Security Powers of Attorney" means: (i) the power of attorney granted by Dutch FleetCo to the FleetCo Security Agent pursuant to clause 15 (Power of Attorney) of the German FleetCo Deed of Charge and substantially in the form set out in schedule 1 (Form of FleetCo Security Power of Attorney) to the German FleetCo Deed of Charge; (ii) the power of attorney granted by Dutch FleetCo to the FleetCo Security Agent pursuant to clause 15 (Power of Attorney) of the Dutch FleetCo Deed of Charge and substantially in the form set out in schedule 1 (Form of FleetCo Security Power of Attorney) to the Dutch FleetCo Deed of Charge; (iii) the power of attorney granted by Dutch FleetCo, Spanish Branch to the FleetCo Security Agent pursuant to clause 15 (Power of Attorney) of the Spanish FleetCo Deed of Charge and substantially in the form set out in schedule 1 (Form of FleetCo Security Power of Attorney) to the Spanish FleetCo Deed of Charge; (iv) the power of attorney granted by French FleetCo to the FleetCo Security Agent pursuant to clause 15 (Power of Attorney) of the French FleetCo Deed of Charge and substantially in the form set out in schedule 1 (Form of FleetCo Security Power of Attorney) to the French FleetCo Deed of Charge; and (v) the power of attorney granted by Italian FleetCo to the FleetCo Security Agent pursuant to clause 15 (Power of Attorney) of the Italian FleetCo Deed of Charge and substantially in the form set out in schedule 1 (Form of FleetCo Security Power of Attorney) to the Italian FleetCo Deed of Charge.
"FleetCo Servicers" means the Spanish Servicer, each of the Italian Servicers, the French Servicer and the Central Servicer.
"FleetCo Spanish Advance" means each advance made by the Issuer to Dutch FleetCo, Spanish Branch under the FleetCo Spanish Facility Agreement.
"FleetCo Spanish Advances Proportion" means, on any date on which such calculation is required, the ratio of:

(a)	the aggregate outstanding FleetCo Spanish Advances under the FleetCo Spanish Facility Agreement;
to

(b)	the sum of:

(i)	the aggregate outstanding FleetCo German Advances under the FleetCo German Facility Agreement;

(ii)	the aggregate outstanding FleetCo Spanish Advances under the FleetCo Spanish Facility Agreement;

(iii)	the aggregate outstanding FleetCo Dutch Advances under the FleetCo Dutch Facility Agreement;

(iv)	the aggregate outstanding FleetCo French Advances under the FleetCo French Facility Agreement; and

(v)	the aggregate outstanding FleetCo Italian Advances under the FleetCo Italian Facility Agreement, such ratio expressed as a percentage.

"FleetCo Spanish Back-up Cash Manager" means Deutsche Bank, London Branch and any replacement or successor thereof appointed under the FleetCo Back-up Cash Management Agreement.
"FleetCo Spanish Facility Agreement" means a facility agreement between Dutch FleetCo and the Issuer, the proceeds of which will be used, among other things, to purchase vehicles to comprise its Spanish fleet from manufacturers and dealers.
"FleetCo Spanish Secured Liabilities" means, in respect of Dutch FleetCo, Spanish Branch, all present and future moneys, debts and liabilities due, owing or incurred by Dutch FleetCo, Spanish Branch to the Spanish FleetCo Secured Creditors in any manner whatsoever, including on any current or other account or otherwise, including under or in connection with any:

(i)	Spanish Transaction Document to which Dutch FleetCo, Spanish Branch is a party; and
(ii)    English Transaction Document to which Dutch FleetCo, Spanish Branch is a party, in each case, whether alone or jointly, or jointly and severally, with any other person, whether actually or contingently and whether as principal, surety or otherwise.
"FleetCo Spanish Security Documents" means (taking account of the fact that certain documents will only be entered into and/or be effective after the date hereof):

(i)	the Public Deed of Pledge over Vehicles;

(ii)	the Third Party Holding Agreement;

(iii)	the VAT receivables pledge in respect of Dutch FleetCo's activities in Spain;

(iv)	the pledge in respect of credit right under the Spanish Master Lease Agreement;

(v)	the pledge in respect of Spanish law governed receivables under the Vehicle Manufacturer Buy-Back Agreements and Vehicle Dealer Buy-Back Agreements to which Dutch FleetCo is a party;

(vi)	the pledge over the bank accounts of Dutch FleetCo in Spain; and

(vii)	the irrevocable power of attorney granted by Dutch FleetCo, Spanish Branch to the FleetCo Security Agent.
"FleetCo Total Borrowed Amount" means, in respect of a FleetCo on a Lease Determination Date, the aggregate principal amount outstanding on the last day of the Related Month under the relevant FleetCo Facility Agreement.
"FleetCo Transaction Documents" means, in respect of a FleetCo, the following documents to which such FleetCo is a party (taking account of the fact that certain documents will only be entered into and/or be effective after the date hereof):

(i)	the Funds Flow Agreement;

(ii)	the Framework Agreement;

(iii)	the Master Definitions Agreement;

(iv)	the Tax Deed of Covenant;

(v)	the FleetCo Spanish Facility Agreement (in respect of Dutch FleetCo);

(vi)	the FleetCo German Facility Agreement (in respect of Dutch FleetCo);

(vii)	the FleetCo Dutch Facility Agreement (in respect of Dutch FleetCo);

(viii)	the FleetCo French Facility Agreement (in respect of French FleetCo);

(ix)	the FleetCo Italian Facility Agreement (in respect of Italian FleetCo);

(x)	the FleetCo Back-up Cash Management Agreement;

(xi)	the Liquidation Agency Agreement;

(xii)	the Central Servicing Agreement;

(xiii)	the Parent Performance Guarantee;

(xiv)	the Finco Payment Guarantee;

(xv)	the Operating Documents;

(xvi)	the FleetCo Security Documents;

(xvii)	the Dutch FleetCo Management Documents;

(xviii)	the Spain TRO Power of Attorney; and

(xix)	all documents approved by the FleetCo Security Agent and the Transaction Agent and entered into by such FleetCo related to or in connection with the documents above.
"Fleet Payables Amount" means, in relation to any Country, an amount equal to the aggregate amount of any amounts due by the relevant FleetCo in such Country to Vehicle Manufacturers and/or Vehicle Dealers (excluding any amount in respect of VAT related thereto) and remaining outstanding at the relevant Calculation Date or (as applicable) each Intra-Month Cut-Off Date.
"Fleet Plan" means, in respect of each Country, the projected Vehicle Fleet purchase and Borrower Vehicle Fleet NBV in the immediately following financial year of the relevant FleetCo.
"Fleet Report" means the data report (in Computer Readable Form) provided on a Vehicle-by-Vehicle basis, containing data relating to the FleetCo's various Vehicles in the form as set out in part A and part B of schedule 9 (Form of Fleet Report) to the Framework Agreement and, if amended, in form and substance satisfactory to the Transaction Agent.
"Floating Charge" means:

(i)	the floating charge created by clause 3.4 (Floating Charge) of the Issuer Deed of Charge;

(ii)	the floating charge created by clause 3.3 (Floating Charge) of the Spanish FleetCo Deed of Charge;

(iii)	the floating charge created by clause 3.3 (Floating Charge) of the German FleetCo Deed of Charge;

(iv)	the floating charge created by clause 3.3 (Floating Charge) of the Dutch FleetCo Deed of Charge;

(v)	the floating charge created by clause 3.3 (Floating Charge) of the French FleetCo Deed of Charge; and

(vi)	the floating charge created by clause 3.3 (Floating Charge) of the Italian FleetCo Deed of Charge.

"Force Majeure Event" means an event beyond the reasonable control of the person affected including strike, lock-out, labour dispute, act of God, war, riot, civil commotion, malicious damage, accident, breakdown of plant or machinery, computer software, hardware or system failure, fire, flood and/or storm and other circumstances affecting the supply of goods or services.
"Framework Agreement" means the agreement setting out the common terms applicable to the transaction dated 5 March 2013 as amended, restated, modified, supplemented or waived from time to time and entered into by, among others, the FleetCos, the Issuer, the FleetCo Security Agent, the Issuer Security Trustee and the Transaction Agent.
"France Repayment Option" means, in respect of a TRO Default, the Country Repayment Option applicable to Finco, as more particularly set out in clause 6 (Country Repayment Option) of the Framework Agreement.
"French Accession Date" means 21 May 2014.
"French Account Bank Agreement" means the agreement to appoint the French FleetCo Account Bank.
"French Account Mandate" has the meaning given to it in clause 4.1.1 of the French Account Bank Agreement.
"French Bank Account Pledge Agreement" means the French law bank account pledge agreement (nantissement de comptes bancaires) between French FleetCo as pledger and the French FleetCo Secured Creditors as pledgees.
"French Bank Accounts" means:

(i)	the French FleetCo Transaction Account;

(ii)	the French FleetCo Reserve Account (if any); and

(iii)	any Additional Accounts opened and maintained in accordance with the French Account Bank Agreement.
"French Business Charge Agreement" means the business charge (nantissement de fonds de commerce) between French FleetCo as chargor and the French FleetCo Secured Creditors as beneficiaries.
"French FleetCo" means AB FleetCo which, among other things, holds title to or holds possession of the Vehicle Fleet in France.
"French FleetCo Account Bank" means the entity appointed as account bank under the French Account Bank Agreement.
"French FleetCo Account Bank Operator" means Deutsche Bank AG, London Branch.
"French FleetCo Deed of Charge" means the English law deed of charge pursuant to which, among other things, French FleetCo assigns, pledges and otherwise creates security over all its rights and interests in and to each of the English Transaction Documents to which it is a party in favour of the FleetCo Security Agent.
"French FleetCo Post-Enforcement Priority of Payments" means the priority of payments in part E (French FleetCo Post-Enforcement Priority of Payments) of part 6 (FleetCo Post-Enforcement Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement.

"French FleetCo Pre-Enforcement Priority of Payments" means the priority of payments in part E (French FleetCo Pre-Enforcement Priority of Payments) of part 5 (FleetCo Pre-Enforcement Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement.
"French FleetCo Reserve Account" means the reserve account in France in the name of French FleetCo and which may, from time to time, be opened and maintained with the French FleetCo Account Bank.
"French FleetCo Secured Creditors" means (i) the French Intermediary Bank and, upon assignment of the FleetCo French Advances to the FCT pursuant to clause 14.3 of the FleetCo French Facility Agreement, the FCT and (ii) the French FleetCo Account Bank, the French FleetCo Account Bank Operator, the FleetCo French Back-up Cash Manager, the French Servicer, the Central Servicer and the FleetCo Security Agent (including any Receiver or Appointee thereof).
"French FleetCo Secured Property" means the assets from time to time secured by the FleetCo French Security Documents.
"French FleetCo Share Pledge" means the pledge of all the shares in French FleetCo.
"French FleetCo Transaction Account" means the bank account in France in the name of French FleetCo with account number 10511633000.
"French GAAP" means the accounting principles established pursuant to the French Code de commerce and the Plan Comptable Général, both as amended and supplemented from time to time.
"French Intermediary Bank" means Crédit Agricole Corporate and Investment Bank.
"French Master Lease Agreement" means, the master lease agreement dated on or about the date hereof entered into by, amongst others, French FleetCo and French Opco.
"French Opco" means Avis Location de Voitures SAS.
"French Opco Event of Default" means an Event of Default in respect of French Opco as the Relevant Person.
"French Receivables Security Assignment Agreement" means the French receivables security assignment agreement (cession de créances professionnelles "Dailly" à titre de garantie) between French FleetCo as assignor and the French Intermediary Bank and the FCT as assignees.
"French Servicer" means French Opco which is to provide transaction management services to French FleetCo.
"French Servicing Agreement" means the servicing and cash management agreement between, among others, French FleetCo and French Opco in respect of French FleetCo's operations in France.
"French Share Pledge Agreement (French Opco)" means the French share pledge agreement (nantissement de comptes-titres) pursuant to which French Opco grants security over its shares in French FleetCo in favour of the French FleetCo Secured Creditors.
"French Share Pledge Agreement (Golden Shareholder)" means the French share pledge agreement (nantissement de comptes-titres) pursuant to which the Golden Shareholder grants security over its shares in French FleetCo in favour of the French FleetCo Secured Creditors.

"French Third Party Holder" means French Opco in its capacity as third party holder under the French Third Party Holding Agreement.
"French Third Party Holding Agreement" means the French third party holding agreement (convention d'entiercement) pursuant to which French Opco will act as third party holder of French FleetCo's pledged Vehicles on behalf of the French FleetCo Secured Creditors.
"French Transaction Documents" means (taking account of the fact that certain documents will only be entered into and/or be effective after the date hereof):

(i)	the FleetCo French Facility Agreement;

(ii)	the French Account Bank Agreement;

(iii)	the French Account Mandate;

(iv)	the French Master Lease Agreement;

(v)	the French Servicing Agreement;

(vi)	the FleetCo French Security Documents;

(vii)	the FCT Transaction Documents;

(viii)	the Golden Share Put and Call Option Agreement; and

(ix)	any other Transaction Documents expressed to be governed by French law and designated as a "French Transaction Document" by the Transaction Agent and French FleetCo.
"French Vehicle Documents" means, in respect of Vehicles in France, the keys and spare keys to the Vehicles, the property certificate and the registration and technical documents regarding the Vehicles.
"French Vehicle Pledge Agreement" means the French vehicle pledge agreement (gage avec dépossession sur véhicules automobiles) between French FleetCo as pledger and the French FleetCo Secured Creditors as pledgees.
"FSMA" means Financial Services and Markets Act 2000.
"Funds Flow Agreement" means the funds flow agreement dated 20 March 2013 between, among others, the Issuer, the Issuer Cash Manager and the FleetCos in respect of the cash flow on or about the Initial Funding Date.
"Further Senior Notes" has the meaning given to it in clause 4.1 (Issue of Further Senior Notes) of the Issuer Note Issuance Facility Agreement.
"GAAP" means:

(i)
in relation to any Opco (other than German Opco), Finco, Avis Europe or the Issuer, generally accepted accounting principles, standards and practices in the jurisdiction of incorporation of that entity;

(ii)	in relation to Italian FleetCo, Italian GAAP;

(iii)	in relation to Dutch FleetCo, Spanish Branch, Spanish GAAP;

(iv)	in relation to Dutch FleetCo's Vehicle Fleet in Germany, German GAAP;

(v)	in relation to Dutch FleetCo's Vehicle Fleet in The Netherlands, Dutch GAAP;

(vi)	in relation to French FleetCo, French GAAP; and

(vii)	in relation to German Opco, German GAAP.
"German Account Bank Agreement" means the agreement pursuant to which Dutch FleetCo appoints the Dutch FleetCo German Account Bank.
"German Account Mandate" has the meaning given to it in clause 4.1.1 of the German Account Bank Agreement.
"German Account Pledge Agreement" means the German law governed agreement between, among others, Dutch FleetCo and the FleetCo Security Agent in respect of the German law pledge (Pfandrecht) in respect of the Dutch FleetCo German Bank Accounts.
"German Base Rent" means, in relation to all Vehicles which are leased to a Lessee under the Master German Fleet Lease Agreement on any day during the Related Month or, as the case may be, Related Months where such Related Months occur prior to a Lease Payment Date following the Lease Determination Date in respect of any Lease Payment Date, the sum of the Depreciation Charges that have accrued with respect to each such Vehicle during the Related Month or, as the case may be, Related Months, as determined in accordance with the terms of such Master German Fleet Lease Agreement.
"German Custodian" means DAD Deutscher Auto Dienst GmBH.
"German Custody Agreement" means the German law governed custody agreement in respect of the custody of the German Vehicle Certificates and evidence in relation to the Vehicle Fleet in Germany of Dutch FleetCo and entered into between German Opco, Dutch FleetCo, the FleetCo Security Agent and the German Custodian.
"German FleetCo Deed of Charge" means the English law deed of charge pursuant to which, among other things, Dutch FleetCo assigns, pledges and otherwise creates security over all its rights and interests in and to each of the English Transaction Documents to which it is a party in favour of the FleetCo Security Agent.
"German FleetCo Secured Creditors" means the Dutch FleetCo German Account Bank, the Dutch FleetCo German Account Bank Operator, the FleetCo German Back-up Cash Manager, and, with respect to obligations incurred by Dutch FleetCo acting with respect to its Vehicle Fleet purchased from German Opco, the Central Servicer, the Liquidation Agent, the FleetCo Security Agent (including any Receiver or Appointee thereof) and the Issuer.
"German GAAP" means the accounting principles established pursuant to the German Commercial Code (Handelsgesetzbuch).
"German Opco" means Avis Budget Autovermietung GmbH & Co. KG.
"German Opco Event of Default" means an Event of Default in respect of German Opco as the Relevant Person.
"German Opco Existing Fleet Vehicle" means each Eligible Vehicle (i) in respect of which German Opco has paid the Initial Purchase Price in full to the relevant Vehicle Manufacturer or Vehicle Dealer prior to the date of the Master German Fleet Purchase Agreement and (ii) which German Opco owns prior to the date of the Master German Fleet Purchase Agreement.
"German Parallel Debt" has the meaning given to it in clause 16 (Parallel Debt) of the Framework Agreement.
"German Receivables Assignment Agreement" means the German law governed agreement between, among others, Dutch FleetCo and the FleetCo Security Agent in respect of the security assignment (Sicherungsabtretung) in respect of German law governed receivables.
"German Security Transfer Agreement" means the German law governed agreement between, among others, Dutch FleetCo and the FleetCo Security Agent in respect of the transfer of title for security purposes (Sicherungsübereignung) of the German Vehicle Fleet.
"German Transaction Documents" means (taking account of the fact that certain documents will only be entered into and/or be effective after the date hereof):

(i)	the FleetCo German Security Documents;

(ii)	the German Custody Agreement;

(iii)	the German Trust Agreement;

(iv)	the German Account Bank Agreement;

(v)	the Master German Fleet Purchase Agreement (to the extent governed by German law); and

(vi)	any other Transaction Document approved by the FleetCo Security Agent and the Transaction Agent and expressed to be governed by German law.
"German Trust Agreement" means the German law governed agreement between, among others, German Opco and Dutch FleetCo, in respect of the VAT Component and the Charge Costs Component in respect of Vehicles purchased in Germany and VAT Component and Charge Costs Component Account.
"German Vehicle Certificates" means, in respect of Vehicles in Germany in relation to which an Individual Purchase and Lease Agreement has been concluded, the registration documents regarding such vehicles (Zulassungsbescheinigungen Teil II (formerly known as Fahrzeugbriefe)) and certificates of conformity (EU-Konformitätserklärungen).
"German Vehicle Documents" means, in respect of Vehicles in Germany, the keys and spare keys to the Vehicles, the German Vehicle Certificates and the certificates of conformity (EU-Konformitätserklärungen).
"Golden Share Funding Agreement Purchase Option" means the call option granted by FleetCo Holdings to French Opco under clause 3 (Call Option) or the put option granted by French Opco to the FleetCo Holdings under clause 4 (Put Option) as appropriate of the Golden Share Put and Call Option Agreement.
"Golden Share Put and Call Option Agreement" means the put and call option agreement entered into between FleetCo Holdings and French Opco.
"Golden Shareholder" means FleetCo Holdings.
"Golden Shareholder Letter of Undertakings" means the undertakings letter in relation to French FleetCo entered into by the Golden Shareholder.

"Governmental Authority" means any entity, governmental, semi-governmental, administrative, fiscal, judicial or quasi-judicial body, department, commission, authority, tribunal or agency, exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.
"Holding Company" means, in relation to a company or corporation, any other company or corporation in respect of which it is a Subsidiary.
"Immediately Following Settlement Date" means, in respect of any day, the next Settlement Date falling after such day.
"Imperative Principles" means those principles indicated as being "Imperative" in, as applicable, schedule 2 to each Italian Servicing Agreement, schedule 6 to the French Master Lease Agreement and schedule 2 to the Spanish Servicing Agreement.
"Increased Cost" means, without double counting:

(a)
a reduction in the rate of return from the Issuer Note Issuance Facility Agreement or on a Senior Noteholder's (or an Affiliate's) overall capital or from the VFN Funding Agreement or on an FCT Noteholder's (or an Affiliates) overall capital (as applicable);

(b)	an additional or increased cost; or

(c)	a reduction of any amount due and payable under any Issuer Transaction Document or any FCT Transaction Document (as applicable), which is incurred or suffered by a Senior Noteholder or FCT Noteholder (as applicable) or any of their Affiliates to the extent that it is attributable to that Senior Noteholder or FCT Noteholder (as applicable) having entered into the relevant Senior Noteholder Fee Letter or pursuant to the VFN Funding Agreement or funding or performing its obligations under any Issuer Transaction Document or FCT Transaction Document (as applicable).
"Independent Director" means a duly appointed member of the board of directors of the Issuer who has not been, at the time of such appointment, or at any time in the preceding five years prior to such appointment (i) a direct or indirect legal or beneficial owner of the shares of the Issuer or any member of the Avis Group (ii) a director or employee of any member of the Avis Group (other than FleetCos) or the creditors of the Issuer (other than the Corporate Services Providers).
"Individual Purchase and Lease Agreement" has the meaning given to such term in relation to the Vehicle Fleet in Germany under clause 3.4 of the Master German Fleet Purchase Agreement or in relation to the Vehicle Fleet in The Netherlands under clause 3.4 of the Master Dutch Fleet Purchase Agreement (as applicable).
"Individual Repurchase and Lease Termination Agreement" has the meaning given to such term in relation to the Vehicle Fleet in Germany under clause 5.6 of the Master German Fleet Purchase Agreement.
"Information Date" means the date falling 4 Business Days before a Settlement Date.
"INIFA" or "Issuer Note Issuance Facility Agreement" means the Issuer Note Issuance Facility Agreement to be entered into between, among others, the Issuer, the Issuer Security Trustee and the Senior Noteholders pursuant to which the Senior Noteholders makes advances to the Issuer.

"Initial Commitment" means, in relation to an Initial Senior Noteholder, the amount set out in the relevant Senior Noteholder Fee Letter.
"Initial Conduit Senior Noteholder" means any Conduit Senior Noteholder which is a party to the Issuer Note Issuance Facility Agreement and which is a Senior Noteholder on the Initial Funding Date.
"Initial Funding Date" means 20 March 2013.
"Initial Dutch Funding Date" means the date of the first FleetCo Advance under the FleetCo Dutch Facility Agreement.
"Initial French Funding Date" means the date of the first FleetCo Advance under the FleetCo French Facility Agreement.
"Initial VFN Funding Date" means the date of the first VFN Advance under the VFN Funding Agreement.
"Initial Maggiore Funding Date" means the date of the first FleetCo Advance under the FleetCo Italian Facility Agreement with respect to the purchase of any Maggiore Vehicles.
"Initial Principal Amount" means, in respect of a Senior Note, the initial principal amount attributable to such Senior Note upon issue and which is to be set out in the Register and, in respect of a Variable Funding Note, the initial principal amount attributable to such Variable Funding Note upon issue which is to be set out in the FCT Register.
"Initial Purchase Price" means, in relation to a Vehicle in Germany, the purchase price or other consideration payable by German Opco to the Vehicle Manufacturer or Vehicle Dealer for the purchase by German Opco of such Vehicle or, in relation to The Netherlands, the purchase price or other consideration payable by Dutch Opco to the Vehicle Manufacturer or Vehicle Dealer for the purchase by Dutch Opco of such Vehicle, as provided in the relevant Vehicle Manufacturer Agreement and Vehicle Dealer Agreement, excluding VAT and Charge Costs, and the "Initial Purchase Price" shall, for the avoidance of doubt, be equal to its Capitalised Cost.
"Initial Senior Noteholders" means the Senior Noteholders who are parties to the Issuer Note Issuance Facility Agreement dated the Signing Date.
"In-Service Date" means (i) in relation to a Programme Vehicle, the date on which depreciation commences with regard to such Vehicle in accordance with the terms of the relevant Vehicle Dealer Buy-Back Agreement or Vehicle Manufacturer Buy-Back Agreement and (ii) in relation to a Non-Programme Vehicle, the date on which such Vehicle is first available to be placed in service under the terms of the relevant Master Lease Agreement.
"Insolvency Event" means any the following events occurring in respect of a Relevant Person:

(a)	such Relevant Person is Insolvent; or

(b)	such Relevant Person is subject to Insolvency Proceedings.
"Insolvency Official" means, in relation to a Relevant Person, a liquidator, provisional liquidator, administrator, examiner, administrative receiver, receiver or manager, compulsory or interim manager, nominee, supervisor, trustee, conservator, guardian or other similar officer (including (i) under German law, any Insolvenzverwalter, vorläufigen Insolvenzverwalter, Sachwalter or vorläufigen Sachwalter (ii) under Italian law, any curatore fallimentare, commissario straordinario, commissario giudiziale, liquidatore giudiziale or commissario liquidatore, (iii) under Spanish law, any administrador concursal, auxiliar delegado, administrador judicial or liquidador), under French law, any mandataire ad hoc, conciliateur, mandataire judiciaire, administrateur judiciaire, or mandataire liquidateur and (iv) under Dutch law, any curator or bewindvoerder).
"Insolvency Proceedings" means the following events in respect of a Relevant Person:

(a)
(if such Relevant Person is Dutch FleetCo, Italian FleetCo, French FleetCo or the Issuer) reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise under any law relating to bankruptcy, insolvency, reorganisation, winding up or composition or adjustment of debts) of such Relevant Person; or

(b)	any corporate action, legal proceedings or other procedure or steps is taken in relation to:

(i)
(x) (in respect of Dutch FleetCo, Italian FleetCo, French FleetCo or the Issuer) bankruptcy, insolvency or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise), arrangement, adjustment, winding-up, liquidation, dissolution, suspension of payments, moratorium of any indebtedness, emergency regulations, composition, compromise, legal de-merger, declaration or other relief with respect to it or its debts, and (y) (in respect of any other person) emergency regulations, composition, compromise, legal de-merger, declaration or other relief with respect to it or its debts, in each case, under any law relating to bankruptcy, insolvency, reorganisation, winding up or composition or adjustment of debts;

(ii)
(if such Relevant Person is Dutch FleetCo, Italian FleetCo, French FleetCo or the Issuer) a composition, compromise, assignment or arrangement with any creditor of such Relevant Person, in each case under any law relating to bankruptcy, insolvency, reorganisation, winding up or composition or adjustment of debts;

(iii)
(if such Relevant Person is Dutch FleetCo, Italian FleetCo, French FleetCo or the Issuer) any expropriation, attachment, sequestration, distress or execution affecting any asset or assets of such Relevant Person; or

(iv)	(if such Relevant Person is Dutch FleetCo, Italian FleetCo, French FleetCo or the Issuer) enforcement of any security over any assets of such Relevant Person; or

(c)
such Relevant Person resolves, or a meeting of such Relevant Person is convened for the purpose of considering any resolution, and (in respect of the Opcos and Finco only) such resolution is passed, for (or to petition or otherwise make application for) its winding-up, its examinership, its judicial administration, a moratorium of any of its indebtedness or to otherwise dissolve itself, or gives notice of its intention to do so or is otherwise wound up or dissolved; or

(d)
any entity or person presents an application or petition (or the equivalent in any relevant jurisdiction) to a court for the winding-up, examinership (if applicable) or for the judicial administration or for the bankruptcy of such Relevant Person or a moratorium of any of its indebtedness or for any other relief under the relevant bankruptcy or insolvency law and this application or petition is not withdrawn by the applicant or otherwise set aside or rejected by the court or otherwise stayed (e.g. by way of deposits with a court or debt rescheduling or restructuring arrangements) within 10 (ten) days if the

Relevant Person is Italian FleetCo, French FleetCo, Dutch FleetCo or the Issuer or, in respect of other Relevant Persons, within 60 (sixty) days; or

(e)
such Relevant Person takes any steps to obtain protection (including a moratorium) or is granted protection (including a moratorium) from its creditors in general under any law relating to bankruptcy, insolvency, reorganisation, winding up or composition or adjustment of debts; or

(f)
an order is made for such Relevant Person to be wound up, liquidated, put into provisional liquidation, put into administration, examinership (if applicable) or dissolved (following a proceeding under applicable bankruptcy laws) or for a moratorium of any of such Relevant Person's indebtedness or for any procedure which is analogous or has a similar effect to such an order; or

(g)
any Insolvency Official is appointed (whether or not under a court order) in respect of such Relevant Person (or any substantial part of the assets of such person, if applicable) or the directors of such Relevant Person request such appointment or any application has been made or remains current for the appointment of the foregoing; or

(h)	any other insolvency proceedings are commenced against such Relevant Person, namely (as appropriate):

(i)	in respect of any entity who is resident in Germany or who has its centre of main interests (as such term is used in Article 3(1) of the EU Insolvency Regulation) in Germany:

(A)	the competent insolvency court (Insolvenzgericht) orders:

(1)
interim measures of protection in accordance with Section 21 Para. 1 Sentence 1 and Para. 2 of the German Insolvency Code (Insolvenzordnung; in particular appoints a preliminary insolvency administrator (vorläufiger Insolvenzverwalter) in accordance with Section 21 Para. 1 Nos. 1 and 2 and Section 22 of the German Insolvency Code); or

(2)	the opening of main insolvency proceedings pursuant to Section 27 of the German Insolvency Code (Eröffnungsbeschluss); or

(3)
the dismissal of the petition to open insolvency proceedings due to the insufficient estate pursuant to Section 26 of the German Insolvency Code (Abweisung des Antrages auf Eröffnung des Insolvenzverfahrens mangels Masse); or

(B)
a petition for the opening of insolvency proceedings (Insolvenztrag) is filed and this petition is not withdrawn by the petitioner or otherwise set aside or rejected by the court or otherwise stayed (e.g. by way of deposits with a court, or debt rescheduling or restructuring arrangements) within 60 (sixty) days; or

(ii)
in respect of any entity who is resident in Italy or who has its centre of main interests (as such term is used in Article 3(1) of the EU Insolvency Regulation) in Italy, "fallimento", "concordato preventivo", "liquidazione coatta amministrativa" as set out under the Italian Bankruptcy Act, "accordo di ristrutturazione dei debiti" under article 182-bis of the Italian Bankruptcy Act, "piano di risanamento attestato" under article 67, paragraph 3, letter d) of the Italian Bankruptcy Act, "amministrazione straordinaria delle grandi imprese in stato di insolvenza" as set out under either Legislative Decree 8 July 1999, No. 270 or Law Decree 23 December 2003, No. 347 as converted, with amendments, into Law 18 February 2004, No. 39; or

(iii)
in respect of any entity who is resident in Spain or who has its centre of main interests (as such term is used in Article 3(1) of the EU Insolvency Regulation) in Spain, "concurso voluntario" or "concurso necesario", as set out under Law 22/2003, of 9 July;

(iv)
in respect of any entity who is resident in The Netherlands or who has its centre of main interests (as such term is used in Article 3(1) of the EU Insolvency Regulation) in The Netherlands, "ontbinding" or the competent insolvency court orders "faillissement", "surseance van betaling" or "noodregeling"; or

(v)
in respect of any entity who is resident in France or who has its centre of main interests (as such term is used in Article 3(1) of the EU Insolvency Regulation) in France, "mandat ad hoc", "procédure de conciliation", "procédure de sauvegarde", "procédure de redressement judiciaire", "procédure de liquidation judiciaire" as set out under "LIVRE VI" of the French Code de commerce.

(i)
there occurs, in relation to such Relevant Person, in any jurisdiction to which it or any of its assets are subject, any event which has an effect equivalent or substantially similar to any of those mentioned in paragraphs (a) to (h) (inclusive) above, or any furtherance of, or acquiescence in, any of the acts above by such Relevant Person.

"Insolvent" means any of the following events occurring in respect of any entity:

(a)	such Relevant Person is or is deemed or declared for the purposes of any law to be unable to pay its debts as they fall due or to be insolvent, including, without limitation:

(i)
in respect of any person who is resident in Germany or who has its centre of main interests (as such term is used in Article 3(1) of the EU Insolvency Regulation) in Germany, the legal representative of such person is required to file for the opening of insolvency proceedings pursuant to Section 15a of the German Insolvency Code (Insolvenzordnung);

(ii)
in respect of any entity who is resident in Italy or who has its centre of main interests (as such term is used in Article 3(1) of the EU Insolvency Regulation) in Italy, any entity who is in "stato di insolvenza" for the purpose of article 5 of Royal Decree 16 March 1942, n. 267 (the "Italian Bankruptcy Act"), article 3 of Legislative Decree 8 July 1999, No. 270 or article 4 of Law Decree 23 December 2003, No. 347 as converted, with amendments, into Law 18 February 2004, No. 39, or in "stato di crisi" for the purpose of article 160 of the Italian Bankruptcy Act;

(iii)
in respect of any entity who is resident in France or who has its centre of main interests (as such term is used in Article 3(1) of the EU Insolvency Regulation) in France, such person is in a position of suspension of payments (cessation des paiements) within the meaning of L.631-1 of the French Code de commerce;

(iv)	in respect of any entity who is resident in Spain or who has its centre of main interests (as such term is used in Article 3(1) of the EU Insolvency Regulation) in Spain, such person is unable to regularly satisfy its obligations as they fall due within the meaning of Article 2.2 of Law 22/2003, of 9 July; or

(v)	in respect of any entity who is resident in The Netherlands or who has its centre of main interests (as such term is used in Article 3(1) of the EU Insolvency Regulation) in The Netherlands:

(A)	such person is unable to satisfy its obligations as they fall due within the meaning of Article 1 of the Dutch Insolvency Act (Faillissementswet);

(B)	such person expects to be unable to satisfy its obligations as they fall due within the meaning of Article 214 of the Dutch Insolvency Act (Faillissementswet); or

(C)
the interests of the joint creditors of such person require a special provision (bijzondere voorziening) within the meaning of paragraph 2 of Article 3:160 of the Dutch Financial Supervision Act (Wet op het financieel toezicht);

(b)	such Relevant Person admits in writing its inability to pay its debts as they fall due or otherwise states it is insolvent;

(c)	such Relevant Person suspends payment of its debts to creditors generally or announces its intention to do so;

(d)
in respect of the Issuer or any other Relevant Person incorporated in Ireland or which has its Centre of Main Interest in Ireland, such Relevant Person is unable to pay its debts within the meaning of Sections 509 (3) or 570 of the Companies Act 2014 of Ireland or otherwise is declared for the purposes of any law to be unable to pay its debts as they fall due or insolvent or such person admits its inability to pay its debts as they fall due; or

(e)
in respect of Finco, Avis Europe or any other Relevant Person incorporated in England or Wales or which has its Centre of Main Interest in the United Kingdom, such Relevant Person is or becomes unable to pay its debts within the meaning of Section 123 of the Insolvency Act or otherwise is deemed or declared for the purposes of any law to be, unable to pay its debts as they fall due or insolvent or such person admits its inability to pay its debts as they fall due.

"Insurance Policies" has the meaning given to it in clause 23.5.1(b) of the Spanish Master Lease Agreement, clause 22.5.1(b) of each Italian Master Lease Agreement, clause 22.5 of the Master Dutch Fleet Lease Agreement, clause 23.5 of the French Master Lease Agreement and clause 20.4.1(b) of the Master German Fleet Lease Agreement (as applicable).
"Intellectual Property Rights" means any patent, trade mark, service mark, registered design, trade name or copyright or any licence to use any of the same.
"Interest Determination Date" means the date falling 2 TARGET Days prior to the relevant Settlement Date.
"Interest Period" means the FleetCo Advance Interest Period, the VFN Advance Interest Period or the Senior Advance Interest Period, as applicable.
"Interest Rate" means, in respect of a Senior Advance, the per annum rate of interest expressed as a percentage for such Senior Advance for the relevant Interest Period equal to the aggregate of:

(a)	Mandatory Cost, if any; and

(b)	the aggregate of:

(i)	the Senior Advance Margin; and

(ii)	the Subscriber's Cost of Funds.
"Interim Fleet Financing Facility Agreement" or "IFF" means the €350,000,000 senior facility agreement dated 20 October 2011 (as amended and restated on 5 December 2011 and as further amended from time to time) between, among others, the Parent, the Company, the Original Borrowers, the Original Guarantors, the Senior Agent and the Security Agent (each as named and defined therein).
"Intra-Month Central Servicer Report" means the intra-month report substantially in the form set out in the Framework Agreement to be delivered by the Central Servicer to, among others, the Transaction Agent pursuant to clause 15 (Provision of Information and Reports) of the Framework Agreement and, if amended, amended with the prior consent of the Transaction Agent and the Central Servicer and in form and substance satisfactory to the Transaction Agent.
"Intra-Month Cut-Off Date" means, in respect of a proposed Senior Advance Drawdown Date or an Original FleetCo Advance Drawdown Date that does not fall on a Settlement Date, the date falling 2 Business Days before the Intra-Month Reporting Date relevant to such Senior Advance Drawdown Date or such Original FleetCo Advance Drawdown Date (as the case may be).
"Intra-Month Information Date" means, in respect of a proposed Senior Advance Drawdown Date that does not fall on a Settlement Date, the date falling 3 Business Days before such proposed Senior Advance Drawdown Date.
"Intra-Month Interest Determination Date" means, in respect of a proposed Senior Advance Drawdown Date or an Original FleetCo Advance Drawdown Date that does not fall on a Settlement Date, the date falling 2 Business Days prior to such proposed Senior Advance Drawdown Date.
"Intra-Month Reporting Date" means, in respect of a proposed Senior Advance Drawdown Date or an Original FleetCo Advance Drawdown Date that does not fall on a Settlement Date, the date falling 4 Business Days before such proposed Senior Advance Drawdown Date.
"Investment Grade Non-Programme Vehicles" means Non-Programme Vehicles purchased by the relevant FleetCo for each Country from Investment Grade Vehicle Manufacturers or, in the case of Germany and the Netherlands, by the relevant Opco from Investment Grade Vehicle Manufacturers and sold to Dutch FleetCo, provided that:

(i)
Vehicles whose Borrower Vehicle Fleet NBV exceed the Borrower Vehicle Fleet NBV of all Eligible Vehicles that comply with the Concentration Limits shall not be Vehicles for the purposes of "Investment Grade Non-Programme Vehicles"; and

(ii)
any such excess in Borrower Vehicle Fleet NBV is or has been allocated on a pro rata basis to the Borrower Vehicle Fleet NBV of Programme Vehicles and the Borrower Vehicle Fleet NBV of Non-Programme Vehicles in each Country.

"Investment Grade Programme Vehicles" means Programme Vehicles purchased by the relevant FleetCo for each Country from Investment Grade Vehicle Manufacturers or Vehicle Dealers or, in the case of Germany and the Netherlands, by the relevant Opco from Investment Grade Vehicle Manufacturers or Vehicle Dealers and sold to Dutch FleetCo, provided that:

(i)
Vehicles whose Borrower Vehicle Fleet NBV exceed the Borrower Vehicle Fleet NBV of all Eligible Vehicles that comply with the Concentration Limits shall not be Vehicles for the purposes of "Investment Grade Programme Vehicles";

(ii)
any such excess in Borrower Vehicle Fleet NBV is or has been allocated on a pro rata basis to the Borrower Vehicle Fleet NBV of Programme Vehicles and the Borrower Vehicle Fleet NBV of Non-Programme Vehicles in each Country; and

(iii)	where the Programme Vehicle is purchased from a Vehicle Dealer, such Programme Vehicle is subject to a Vehicle Manufacturer Guarantee from an Investment Grade Vehicle Manufacturer.
"Investment Grade Vehicle Manufacturer" means any Vehicle Manufacturer which is a member of a Vehicle Manufacturer Group, the Vehicle Manufacturer Group Rating Entity of which is rated:

(i)	if the related Vehicle Manufacturer Group Rating Entity has a Relevant DBRS Rating, at least "BBB(L)" by DBRS; or

(ii)	if the related Vehicle Manufacturer Group Rating Entity does not have a Relevant DBRS Rating, a DBRS Equivalent Rating of at least "BBB(L)".
"Investment Grade Vehicle Manufacturer Receivables" means, at any time and in relation to any Country, Vehicle Manufacturer Receivables:

(i)	owed by any Investment Grade Vehicle Manufacturer to the relevant FleetCo in such Country; and

(ii)	which relate to Vehicles to which such FleetCo holds title.
"Investor Report" means the report to be delivered by the Transaction Agent to the Senior Noteholders on each monthly Information Date substantially in the form set out in schedule 11 (Form of Investor Report) to the Framework Agreement and, if amended, in form and substance satisfactory to the Transaction Agent.
"Invoices to be Received" means the aggregate amount of all Capitalised Costs related to each Vehicle Fleet accounted for by (in respect of the Vehicle Fleet in Italy) Italian FleetCo, (in respect of the Vehicle Fleet in Germany) German Opco, (in respect of the Vehicle Fleet in France) French FleetCo, (in respect of the Vehicle Fleet in The Netherlands) Dutch Opco and (in respect of the Vehicle Fleet in Spain) Spanish Opco but for which the corresponding invoice has not yet been received from the relevant Vehicle Manufacturers and/or Vehicle Dealers.
"Involuntary Insolvency Event" means:

(i)
the occurrence of any event under the definition of "Insolvency Proceedings" in respect of any Italian Opco, Italian FleetCo, French Opco, French FleetCo, Dutch Opco and Spanish Opco which is not defined as a "Voluntary Insolvency Event" as per the definition of such term; or

(ii)
any Italian Opco, Italian FleetCo, French Opco, French FleetCo, Dutch Opco or Spanish Opco is or becomes Insolvent otherwise than as per paragraph (b) or paragraph (c) of the definition of "Insolvent".

"Irrecoverable VAT" means the VAT which neither the Issuer, the Subordinated Lender nor the VAT group of which the Subordinated Lender is a member can obtain a credit for or a repayment of.
"ISFA" means Issuer Subordinated Facility Agreement.

"Issuer" means CarFin Finance International Limited, a private limited company incorporated in Ireland, with registered number 463656 and having its registered office at 1 Grant's Row, Lower Mount Street, Dublin 2, Ireland.
"Issuer Account Bank" means Deutsche Bank AG, London Branch as appointed under the Issuer Account Bank Agreement.
"Issuer Account Bank Agreement" means the agreement between the Issuer and the Issuer Account Bank.
"Issuer Account Mandate" means the Issuer Transaction Account Mandate, the Issuer Spain TRO Collection Account Mandate, the Issuer Hedge Collateral Account Mandate or the Issuer Reserve Account Mandate (as applicable).
"Issuer Accounts" means the Issuer Transaction Account, the Issuer Reserve Account, the Issuer Spain TRO Collection Account and the Issuer Hedge Collateral Account.
"Issuer and FleetCo Holdings Corporate Services Agreement" means the agreement dated 5 March 2013 as amended, restated, modified, supplemented or waived from time to time between the Issuer, FleetCo Holdings and the Issuer Security Trustee pursuant to which Structured Finance Management (Ireland) Limited is appointed as the Issuer Corporate Services Provider and the FleetCo Holdings Corporate Services Provider.
"Issuer Available Funds" means an amount calculated on each Issuer Determination Date, without double counting:

(a)
all amounts standing to the credit of the Issuer Transaction Account (excluding the amounts which are proceeds of any Senior Advance made to the Issuer and the proceeds of any Issuer Subordinated Advance made to the Issuer pursuant to clause 4.2.1(a) of the Issuer Subordinated Facility Agreement);

(b)	the proceeds of all Subordinated Advances made to the Issuer pursuant to clause 4.2.1(c), 4.2.1(e), 4.2.1(f) and/or clause 4.2.1(g) of the Issuer Subordinated Facility Agreement;

(c)
all amounts received by the Issuer, including from Dutch FleetCo, FCT and Italian FleetCo, under the FleetCo German Facility Agreement, the FleetCo Dutch Facility Agreement, the FleetCo Spanish Facility Agreement (save for such amounts received by the Issuer following the exercise by the Subordinated Lender of the Spain Repayment Option (which shall be used solely to repay the relevant Subordinated Advances made under the Issuer Subordinated Facility Agreement)), the VFN Funding Agreement and the FleetCo Italian Facility Agreement;

(d)	all amounts received by the Issuer from any Issuer Hedge Counterparty (if any); and

(e)
to the extent that such amounts in (a) to (d) above are insufficient to pay all amounts due and payable by the Issuer on the immediately following Settlement Date in the aggregate of the amounts standing to the credit of the Issuer Reserve Account and the proceeds of any amount drawn under the relevant Issuer Letter of Credit.

"Issuer Available Reserve Account Amount" means, as of any date of determination, the amount on deposit in the Issuer Reserve Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

"Issuer Borrowing Base Test" shall, in respect of any day, be satisfied if the Senior Note Principal Amount Outstanding is less than or equal to the Senior Notes Maximum Amount on such day.
"Issuer Cash Management Agreement" means the agreement between, among others, the Issuer, the Issuer Cash Manager, the Central Servicer, the Issuer Account Bank and the Issuer Security Trustee, pursuant to which the Issuer appoints the Issuer Cash Manager to perform certain cash management functions.
"Issuer Cash Management Report" means the cash management report to be prepared by the Issuer Cash Manager under the Issuer Cash Management Agreement substantially in the form set out in schedule 8 (Forms of Cash Management Reports) to the Framework Agreement and, if amended, in form and substance satisfactory to the Transaction Agent.
"Issuer Cash Management Services" has the meaning given to it in clause 3.1 of the Issuer Cash Management Agreement.
"Issuer Cash Manager" means Deutsche Bank AG, London Branch and any replacement or successor thereof appointed under the Issuer Cash Management Agreement.
"Issuer Cash Manager Termination Event" means any of the termination events set out in clause 11.5 of the Issuer Cash Management Agreement.
"Issuer Compliance Certificate" means the compliance certificate substantially in the form set out in part 1 (Form of Issuer Compliance Certificate) of schedule 7 to the Framework Agreement.
"Issuer Corporate Services Provider" means Structured Finance Management (Ireland) Limited.
"Issuer Debt" means any Senior Issuer Debt or Subordinated Debt.
"Issuer Deed of Charge" means the English law deed of charge pursuant to which the Issuer will, in respect of the Issuer Secured Liabilities, assign, pledge and otherwise create a security interest over all of its rights and interests in favour of the Issuer Security Trustee (for and on behalf of itself and the other Issuer Secured Creditors).
"Issuer Determination Date" means the date falling 5 Business Days before a Settlement Date.
"Issuer Domestic Account" means the account established by the Issuer for the purposes of, inter alia, holding the proceeds of the issued share capital of the Issuer and the Issuer Profit Amount.
"Issuer Enforcement Event" means the occurrence of a Rapid Amortisation Event.
"Issuer Enforcement Notice" has the meaning given to it in clause 8.1 (Notification of Enforcement) of the Issuer Deed of Charge.
"Issuer Event of Default" means an event of default as set out in part 1 (Issuer Events of Default) of schedule 4 (Events of Default) to the Framework Agreement.
"Issuer Excess Cash Amount" means, on any date, an amount equal to:

(i)	the aggregate of

(g)	the Issuer Reserves on such date; and

(h)	the aggregate of all cash standing to the credit of the Issuer Transaction Account on such date,

less

(ii)	the Issuer Reserve Required Amount on the date such calculation is required.
"Issuer Hedge Collateral Account" means the account held at the Issuer Account Bank as opened from time to time, together with such additional or replacement swap collateral securities custody account or bank account at the Issuer Account Bank and/or other banks as may for the time being be in place with the prior consent of the Issuer Security Trustee and designated as such for the purposes of holding collateral posted by any Issuer Hedge Counterparty pursuant to the relevant Issuer Hedging Agreement.
"Issuer Hedge Collateral Account Mandate" means the issuer account mandate in substantially the form of schedule 4 to the Issuer Account Bank Agreement entered into by the Issuer with respect to the Issuer Hedge Collateral Account.
"Issuer Hedge Counterparty" means each hedge counterparty to an Issuer Hedging Agreement which accedes from time to time to the Framework Agreement and the Issuer Deed of Charge.
"Issuer Hedging Documents" means the ISDA Master Agreement, the Schedule, the Credit Support Annex and the relevant Confirmation(s).
"Issuer Hedging Agreement" means a hedging agreement, consisting of the ISDA Master Agreement, the Schedule, the Credit Support Annex and the relevant Confirmation(s), that:

(a)	may be entered into from time to time by the Issuer in respect of a Treasury Transaction to hedge projected exposures to interest rates, foreign exchange and inflation risks under the Senior Notes;

(b)	contains the provisions required by the Rating Agencies which are engaged from time to time to rate the outstanding Senior Notes; and

(c)	is in a form satisfactory to the Transaction Agent.
"Issuer Hedging Debt" means all present and future moneys, debts and liabilities due, owing or incurred from time to time by the Issuer to any Issuer Hedge Counterparty under or in connection with any Issuer Transaction Document, in each case, whether alone or jointly, or jointly and severally, with any other person, whether actually or contingently, and whether as principal, surety or otherwise.
"Issuer Intercreditor Terms" means the Issuer intercreditor terms set out in schedule 16 (Issuer Intercreditor Terms) to the Framework Agreement, relating to the rights and obligations among the Issuer Secured Creditors.
"Issuer Ledgers" means the ledgers maintained by the Issuer Cash Manager for the purposes of the management of the Issuer's funds and timely compliance with the Issuer's payment obligations pursuant to schedule 1 (Issuer Cash Management Services) of the Issuer Cash Management Agreement.
"Issuer LC Covered Amount" means, as applicable:

(i)	the aggregate of all the amounts payable by the Issuer under paragraphs (a) to (e) of the Issuer Revolving Period Priority of Payments;

(ii)	the aggregate of all the amounts payable by the Issuer under paragraphs (a) to (e) of the Issuer Scheduled Amortisation Period Priority of Payments;

(iii)	the aggregate of all the amounts payable by the Issuer under paragraphs (a) to (e) of the Issuer Rapid Amortisation Period (Pre-Enforcement) Priority of Payments; and

(iv)	the aggregate of all the amounts payable by the Issuer under paragraphs (a) to (d) of the Issuer Rapid Amortisation Period (Post-Enforcement) Priority of Payments.
"Issuer Letter of Credit" means an irrevocable letter of credit issued by an Eligible Issuer LC Provider in favour of the Issuer Security Trustee (for itself and on behalf of the benefit of the Senior Noteholders) substantially in the form set out in schedule 13 (Form of Issuer Letter of Credit) to the Framework Agreement and, if amended, in form and substance satisfactory to the Transaction Agent.
"Issuer Listing Documents" means all the documents entered into by the Issuer in connection with the listing and maintenance of listing of the Senior Notes on the Channel Islands Stock Exchange.
"Issuer Note Issuance Facility Agreement" means the note issuance facility agreement between, among others, the Senior Noteholders, the Transaction Agent, the Issuer Cash Manager, and the Issuer Security Trustee.
"Issuer Payment Date" means each Senior Advance Repayment Date, each Issuer Subordinated Advance Repayment Date and each Settlement Date.
"Issuer Priority of Payments" means the Issuer Revolving Period (Pre-Enforcement) Priority of Payments, the Issuer Rapid Amortisation Period (Pre-Enforcement) Priority of Payments, the Issuer Scheduled Amortisation Period Priority of Payments and the Issuer Rapid Amortisation Period (Post-Enforcement) Priority of Payments.
"Issuer Profit Amount" means the payment on each anniversary of the Initial Funding Date of €1,000 per annum to the Issuer as a fee for entering into the Transaction Documents to which it is a party.
"Issuer Proposed Repayment Schedule" means, in respect of a Senior Advance, the proposed Senior Advance Repayment Date of such Senior Advance set out in a Senior Advance Drawdown Notice.
"Issuer Rapid Amortisation Period (Post-Enforcement) Priority of Payments" means the priority of payments set out in part 4 (Issuer Rapid Amortisation Period (Post-Enforcement) Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement.
"Issuer Rapid Amortisation Period (Pre-Enforcement) Priority of Payments" means the priority of payments set out in part 4 (Issuer Rapid Amortisation Period (Post-Enforcement) Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement.
"Issuer Repeating Representations" means the representations and warranties of the Issuer set out in the Framework Agreement save for the representations and warranties set out in the following clauses in the Framework Agreement:

(i)	clause 3.1.1 (Compliance with Issuer Borrowing Base Test);

(ii)	clause 3.1.5 (Centre of Main Interests);

(iii)	clause 3.1.6 (No Establishment);

(iv)	clause 3.1.8 (No Subsidiaries, Employees or Premises);

(v)	clause 3.1.9 (Capitalisation);

(vi)	clause 3.1.10 (Ownership);

(vii)	clause 3.1.11 (No Distributions);

(viii)	clause 3.1.12 (Financial Statements);

(ix)	clause 3.1.19 (Consents);

(x)	clause 3.1.24 (Execution);

(xi)	clause 3.1.27 (Beneficial Owner);

(xii)	clause 3.1.28 (Issuer Security);

(xiii)	clause 3.1.29 (Compliance with Issuer Transaction Documents);

(xiv)	clause 3.1.32 (Filings);

(xv)	clause 3.1.33 (Consents); and

(xvi)	clause 3.1.35 (Taxes – Senior Notes and Transaction Documents).
"Issuer Required Gross-Up Amount" means the amount of Issuer Subordinated Advances drawn by the Issuer under clause 4.2.2 of the Issuer Subordinated Facility Agreement in an amount equal to the gross-up amount due and payable by the Issuer under the Issuer Note Issuance Facility Agreement.
"Issuer Reserve Account" means an account of the Issuer opened with the Issuer Account Bank to which amounts are required to be credited comprising the Issuer Reserves.
"Issuer Reserve Account Mandate" means the issuer account mandate in substantially the form of schedule 2 to the Issuer Account Bank Agreement entered into by the Issuer with respect to the Issuer Reserve Account.
"Issuer Reserve Required Amount" means, on any date on which such calculation is required, the aggregate of:
[REDACTED]

"Issuer Reserves" means, on any date, the Available LC Commitment Amount and the Issuer Available Reserve Account Amount, in each case, on such date.
"Issuer Revolving Period Priority of Payments" means the priority of payments set out in part 1 (Issuer Revolving Period Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement.

"Issuer Scheduled Amortisation Period Priority of Payments" means the priority of payments set out in part 2 (Issuer Scheduled Amortisation Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement.
"Issuer Secured Creditors" means the Senior Noteholders, the Issuer Security Trustee, the Subordinated Lender, the Issuer Account Bank, the Issuer Corporate Services Provider, the FleetCo Holdings Corporate Services Provider, the Issuer Cash Manager, the Issuer Hedge Counterparties (if any), the Transaction Agent, the Registrar and the Central Servicer.
"Issuer Secured Liabilities" means all present and future moneys, debts and liabilities due, owing or incurred by the Issuer to the Issuer Secured Creditors in any manner whatsoever, including on any current or other account or otherwise including under or in connection with any Issuer Transaction Document (in each case, whether alone or jointly, or jointly and severally, with any other person, whether actually or contingently and whether as principal, surety or otherwise).
"Issuer Secured Property" means the assets from time to time subject, or expressed to be subject, to the Issuer Security or any part of those assets.
"Issuer Security" means all or any of the Security Interests created or expressed to be created from time to time constituted by or pursuant to, or evidenced by, the Issuer Security Documents.
"Issuer Security Documents" means the Issuer Deed of Charge, the Issuer Security Power of Attorney and the Lessor Power of Attorney.
"Issuer Security Power of Attorney" means the power of attorney granted by the Issuer to the Issuer Security Trustee pursuant to clause 15 (Power of Attorney) of the Issuer Deed of Charge and substantially in the form set out in schedule 1 (Form of Issuer Security Power of Attorney) to the Issuer Deed of Charge.
"Issuer Security Trustee" means Deutsche Trustee Company Limited or the replacement or successor thereof appointed as the security trustee acting on behalf of the Issuer Secured Creditors under the Issuer Deed of Charge.
"Issuer Share Trustee" means TMF Management (Ireland) Limited in its capacity as share trustee for CarFin Finance International Trust (Charitable Trust 1), an Irish charitable trust.
"Issuer Spain TRO Collection Account" means the account in the name of the Issuer to be opened and maintained by the Issuer Account Bank under the Issuer Account Bank Agreement in respect of repayment of the FleetCo Advances under the FleetCo Spanish Facility Agreement following, among other things, the exercise of the Spain Repayment Option by the Subordinated Lender in accordance with clause 6.2.1 (Spain) of the Framework Agreement and with the account number 28379301 (IBAN: GB65DEUT40508128379301).
"Issuer Spain TRO Collection Account Mandate" means the issuer account mandate in substantially the form of schedule 3 to the Issuer Account Bank Agreement entered into by the Issuer with respect to the Issuer Spain TRO Collection Account.
"Issuer Spain TRO Declaration of Trust" means the declaration of trust by the Issuer over the amounts standing to the credit of the Issuer Spain TRO Collection Account following the receipt of the TRO Proceeds Confirmation by the Issuer (or the Issuer Cash Manager on its behalf) to the Transaction Agent, the Central Servicer and Finco in respect of the Spain Total Repayment Option.

"Issuer Subordinated Advance" means the principal amount made available to the Issuer on each Issuer Payment Date under the ISFA.
"Issuer Subordinated Advance Drawdown Date" means the date of funding of each Issuer Subordinated Advance by the Subordinated Lender pursuant to the relevant Issuer Subordinated Advance Drawdown Notice.
"Issuer Subordinated Advance Repayment Date" means any repayment date of an Issuer Subordinated Advance as set out in the Issuer Subordinated Facility Agreement.
"Issuer Subordinated Facility Agreement" or "ISFA" means the facility agreement dated 5 March 2013 as amended, restated, modified, supplemented or waived from time to time between, amongst others, the Issuer and the Subordinated Lender, in respect of the making of subordinated advances by the Subordinated Lender to the Issuer.
"Issuer Transaction Account" means a EUR denominated account opened by the Issuer with the Issuer Account Bank with the account number 28379300 (IBAN: GB92DEUT40508128379300).
"Issuer Transaction Account Mandate" means the issuer account mandate in substantially the form of schedule 1 to the Issuer Account Bank Agreement entered into by the Issuer with respect to the Issuer Transaction Account.
"Issuer Transaction Documents" means the following documents to which the Issuer is a party (taking account of the fact that certain documents will only be entered into and/or be effective after the date hereof):

(i)	the Funds Flow Agreement (from and including the date on which the Issuer enters into such agreement);

(ii)	the Framework Agreement;

(iii)	this Agreement;

(iv)	the Issuer Note Issuance Facility Agreement;

(v)	the Issuer Subordinated Facility Agreement;

(vi)	the Issuer Cash Management Agreement;

(vii)	the Issuer Account Bank Agreement;

(viii)	the Issuer and FleetCo Holdings Corporate Services Agreement;

(ix)	the Issuer Hedging Agreements (from and including the date on which the Issuer enters into any such agreement);

(x)	the FleetCo Spanish Facility Agreement;

(xi)	the FleetCo German Facility Agreement;

(xii)	the FleetCo Dutch Facility Agreement;

(xiii)	the VFN Funding Agreement;

(xiv)	the FleetCo Italian Facility Agreement;

(xv)	the Central Servicing Agreement;

(xvi)	the Issuer Security Documents;

(xvii)	the Issuer Spain TRO Declaration of Trust;

(xviii)	the FleetCo Security Documents;

(xix)	the Issuer Security Power of Attorney;

(xx)	the Fee Letters;

(xxi)	the Tax Deed of Covenant; and

(xxii)	all documents approved by the Transaction Agent to which the Issuer is a party in connection with or related to any of the above documents.
"Italian Account Bank Agreement" means the agreement to appoint the Italian FleetCo Account Bank.
"Italian Account Mandate" has the meaning given to it in clause 4.1 of the Italian Account Bank Agreement.
"Italian Bank Accounts" means:

(i)	the Italian Transaction Account;

(ii)	the Italian FleetCo Reserve Account (if any);

(iii)	the Italian Dedicating Financing Account; and

(iv)	any Additional Accounts opened and maintained in accordance with the Italian Account Bank Agreement.
"Italian Dedicated Financing Account" means the bank account in Italy in the name of Italian FleetCo with account number IBAN: IT23B0310401600000000826065 SWIFT CODE: DEUTITMMMIL in respect of the deposit of the sale proceeds received from Vehicle Manufacturers and/or Vehicle Dealers (in the case of Programme Vehicles) as well as Vehicle Dealers and other third parties (in the case of Non-Programme Vehicles) in relation to the Vehicles from time to time sold by Italian FleetCo.
"Italian FleetCo" means Avis Budget Italia S.p.A. Fleet Co. S.A.p.A., a partnership limited by shares incorporated in Italy which, among other things, holds title to or holds possession of the Vehicle Fleet in Italy.
"Italian FleetCo Account Bank" means the entity appointed as account bank under the Italian Account Bank Agreement.
"Italian FleetCo Deed of Charge" means the English law deed of charge pursuant to which, among other things, Italian FleetCo assigns, pledges and otherwise creates a security over all its rights and interests in and to each of the English Transaction Documents to which it is a party, in favour of the FleetCo Security Agent.
"Italian FleetCo Post-Enforcement Priority of Payments" means the priority of payments in part C (Italian FleetCo Post-Enforcement Priority of Payments) of part 6 (FleetCo Post-Enforcement Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement.

"Italian FleetCo Pre-Enforcement Priority of Payments" means the priority of payments in part C (Italian FleetCo Pre-Enforcement Priority of Payments) of part 5 (FleetCo Pre-Enforcement Priority of Payments) of schedule 3 (Priorities of Payments) to the Framework Agreement.
"Italian FleetCo Reserve Account" means the reserve account in Italy in the name of Italian FleetCo and which may, from time to time be opened and maintained with the Italian Account Bank.
"Italian FleetCo Secured Creditors" means the Issuer, the Italian Account Bank, the FleetCo Italian Back-up Cash Manager, each Italian Servicer and the Central Servicer, the Avis Italian VAT Lender, the Maggiore Italian VAT Lender and the FleetCo Security Agent (including any Receiver or Appointee thereof).
"Italian FleetCo Secured Property" means the assets from time to time secured by the FleetCo Italian Security Documents and the Italian FleetCo Deed of Charge.
"Italian FleetCo Security Deed" means the security deed dated 5 March 2013 between, among others, Italian FleetCo, Italian Opco and the FleetCo Security Agent in respect of, among other things, (i) an assignment of receivables by way of security and (ii) a pledge over the Italian Bank Accounts.
"Italian FleetCo Share Pledge" means the pledge of all the shares in Italian FleetCo.
"Italian FleetCo Shareholders Agreement" means the shareholders agreement between Avis Italian Opco and FleetCo Holdings.
"Italian FleetCo Shareholders Call Option" means the call option granted by FleetCo Holdings under the Italian FleetCo Shareholders Agreement pursuant to which Avis Italian Opco may, on or after the exercise by Finco of the Italy Repayment Option, exercise an option to purchase FleetCo Holdings' shareholding in Italian FleetCo.
"Italian Income Tax Consolidation Agreement" means the agreement dated 16 June 2012 between, among others, Italian FleetCo and Avis Italian Opco in relation to, among other things, the consolidation of corporate income tax of Italian FleetCo between the parties to such agreement.
"Italian Mandate Agreement" means each of the Avis Italian Mandate Agreement or the Maggiore Italian Mandate Agreement, as applicable.
"Italian Master Lease Agreement" means each of the Avis Master Lease Agreement or the Maggiore Master Lease Agreement, as applicable.
"Italian Opco" means each of Avis Italian Opco or Maggiore Italian Opco, as applicable.
"Italian Opco Event of Default" means an Event of Default in respect of any Italian Opco as the Relevant Person.
"Italian Servicer" means each of Avis Italian Servicer or Maggiore Italian Servicer, as applicable.
"Italian Servicing Agreement" means each of the Avis Italian Servicing Agreement or the Maggiore Italian Servicing Agreement, as applicable.
"Italian Transaction Account" means the bank account in Italy in the name of Italian FleetCo with account number IBAN: IT15H0310401600000000825477 SWIFT CODE: DEUTITMM.
"Italian Transaction Documents" means (taking account of the fact that certain documents will only be entered into and/or be effective after the date hereof):

(i)	the FleetCo Italian Facility Agreement;

(ii)	the Italian Account Bank Agreement;

(iii)	each Italian Account Mandate;

(iv)	each Italian Master Lease Agreement;

(v)	each Italian Servicing Agreement

(vi)	each Italian Mandate Agreement;

(vii)	the Italian FleetCo Shareholders Agreement;

(viii)	the Italian FleetCo Share Pledge;

(ix)	the Italian FleetCo Security Deed; and

(x)	any other Transaction Documents expressed to be governed by Italian law and designated as an "Italian Transaction Document" by the Transaction Agent and Italian FleetCo.
"Italian VAT Lender" means each of the Avis Italian VAT Lender or the Maggiore Italian VAT Lender, as applicable.
"Italian VAT Loan Agreement" means each of the Avis Italian VAT Loan Agreement or the Maggiore Italian VAT Loan Agreement, as applicable.
"Italian VAT Loan Borrower" means each of the Avis Italian VAT Loan Borrower and the Maggiore Italian VAT Loan Borrower, as applicable.
"Italian VAT Sharing Agreement" means the agreement dated 18 May 2012 between, among others, Italian FleetCo and Avis Italian Opco in relation to the Italian VAT sharing arrangement between the parties to such agreement.
"Italian Vehicle Documents" means, in respect of Vehicles in Italy, the keys and spare keys to the Vehicles, the property certificates (certificato di proprietà) and the registration and technical documents regarding the Vehicles (carta di circolazione and manuale dell'utente).
"Italy Repayment Option" means, in respect of a TRO Default, the Country Repayment Option applicable to each Italian Opco and Italian FleetCo, as more particularly set out in clause 6 (Country Repayment Option) of the Framework Agreement.
"Labour and Social Security Laws" means any regulation governing labour-related matters and relating to employer's obligations, also including, for the avoidance of doubt, (i) paying contributions for social security and mandatory insurance for industrial accidents and occupational diseases and fulfilling health and safety obligations and (ii) paying salary allowances and all other amounts due to the employees, including that portion of TFR (trattamento di fine rapporto) that accrues while performing the Services.
"Labour Claim" means any claim (save for claims brought in bad faith or on frivolous grounds) or litigation or social security or insurance deficiency assessment asserted against (i.e., brought, initiated or otherwise notified to) the Servicer and/or any of its Sub-contractors and/or any subcontractor and/or partner of any of its Sub-contractors in connection with the application of Labour and Social Security Laws, to the extent that any such claims may create liability for the Italian FleetCo.

"Labour Payments" means any and all payments due by the Servicer and/or any of its Sub-contractors and/or any subcontractor and/or partner of any of its Sub-contractors in application of Labour and Social Security Laws, to the extent that failure to pay any such amounts may create liability for the Italian FleetCo.
"Law" means:

(a)	any constitution, decree, judgment, legislation, order, ordinance, regulation, statute, treaty or other legislative measure in any Relevant Jurisdiction; and

(b)
any present or future directive, regulation, practice, concession or requirement which has the force of law and which is issued by any governmental body, agency or department or any central bank or other fiscal, monetary, regulatory, self-regulatory or other authority or agency.

"Lease Commencement Date" means, with respect to a Vehicle, the date on which the Vehicle Manufacturer or Dealer delivers the Vehicle to the Lessor (or the Servicer or the Lessee on the Lessor's behalf for the purposes of the Lessee leasing such Vehicle from the Lessor under and in accordance with the relevant Master Lease Agreement).
"Lease Determination Date" means the day falling 2 Business Days prior to each Lease Payment Date provided that if such date is not a Business Day, the immediately preceding Business Day.
"Lease Expiration Date" means, in relation to a Vehicle the subject of a lease between the relevant Lessor and Lessee pursuant to the relevant Master Lease Agreement, the earliest to occur of:

(a)	if such Vehicle is a Programme Vehicle returned under a Vehicle Manufacturer Programme, the Turn-back Date for such Vehicle;

(b)
if such Vehicle is sold to a third party (including to another FleetCo or an Opco) (other than pursuant to a Vehicle Manufacturer Programme), the date on which the possession of such Vehicle is transferred from the Lessee or the Lessor to such person;

(c)	if such Vehicle becomes a Casualty or a Non-Eligible Vehicle, the date funds in the amount of the Casualty Payment thereof are deposited in the relevant FleetCo Bank Account by the Lessee;

(d)
if such Vehicle has been purchased on credit terms with a retention of title provision in the Vehicle Manufacturer Agreement or Vehicle Dealer Agreement and the purchase price has not been paid to the relevant Vehicle Manufacturer or Dealer, the date on which the Vehicle Manufacturer or Vehicle Dealer, as the case may be, has repossessed such Vehicle;

(e)
in relation to any Vehicle subject to a lease between a Lessor and a Lessee under any Italian Master Lease Agreement, the French Master Lease Agreement, the Spanish Master Lease Agreement and/or the Master Dutch Fleet Lease Agreement, the Master Lease End Date;

(f)	any other date for the termination of a lease in the relevant Master Lease Agreement; and

(g)	the Estimated Lease Expiration Date in relation to the Master German Fleet Lease Agreement, subject to any lease extension in accordance with the Master German Fleet Lease Agreement.
"Lease Payment Date" means the day falling 3 Business Days prior to a Settlement Date.
"Lease Reports" means the reports to be provided by the relevant Lessee (as defined in and in accordance with the relevant Master Lease Agreement).

"Lease Term" means, in relation to any relevant Vehicle, the period from (and including) the relevant Lease Commencement Date to (and including) the relevant Lease Expiration Date.
"Ledger" has the meaning given to it in part C (Cash Management, records and information reporting) of schedule 1 to the relevant Servicing Agreement.
"Lessee" means each lessee under the Spanish Master Lease Agreement, each Italian Master Lease Agreement, the Master Dutch Fleet Lease Agreement, the French Master Lease Agreement and the Master German Fleet Lease Agreement, respectively.
"Lessor" means each relevant FleetCo.
"Lessor Power of Attorney" means the lessor power of attorney in the form set out in schedule 1 (Form of Lessor Power of Attorney) to the Liquidation Agency Agreement.
"Liabilities" means any loss, damage, cost, charge, claim, demand, expense, judgment, action, proceedings or other liability whatsoever (including, without limitation, in respect of taxes, duties, levies, imposts and other charges) and legal fees on a full indemnity basis.
"Light Truck" means a motor vehicle having at least four wheels, used for the carriage of goods (which includes, as the case may be, semitrailer) and having a maximum weight not exceeding 3.5 metric tons.
"Liquidation Agency Agreement" means the agreement between, among others, the FleetCo Security Agent, the Liquidation Agent and the FleetCos, pursuant to which the Liquidation Agent is appointed to provide liquidation agency services to the relevant FleetCo as owner of (or the entity in possession of) the relevant vehicle fleet.
"Liquidation Agent" means Fiserv Automotive Solutions, Inc. and any successor or replacement appointed under the Liquidation Agency Agreement and which has acceded to the Framework Agreement and each FleetCo German Security Document and the German FleetCo Deed of Charge in accordance with clause 11.4 (Acceding Liquidation Agent) of the Framework Agreement.
"Liquidation Agent Service Commencement Notice" means the notice delivered to the Liquidation Agent under the Liquidation Agency Agreement pursuant to which the Liquidation Agent may exercise certain rights in respect of the Vehicle Fleet.
"Liquidity Facility Arrangement" means a liquidity facility, liquidity asset purchase facility or similar arrangement between a Conduit Senior Noteholder and a liquidity provider pursuant to which such Liquidity Provider agrees that from time to time it shall make available funds to the Conduit Senior Noteholder for the purpose of the Conduit Senior Noteholder subscribing for and funding the Senior Notes in accordance with the terms of the relevant Issuer Note Issuance Facility Agreement in respect of any period.
"Liquidity Provider" means a bank or financial institution which has entered into a Liquidity Facility Arrangement with a Conduit Senior Noteholder.
"Listing Sponsor" means Carey Olsen Corporate Finance Limited.
"LMA" means the Loan Market Association.
"LOC Pro Rata Share" means, with respect to any Issuer LC Provider as of any date, the fraction (expressed as a percentage) obtained by dividing:

(i)	the available amount under such Issuer LC Provider's Issuer Letter of Credit as of such date by

(ii)	an amount equal to the aggregate available amount under all Issuer Letters of Credit as of such date, provided that only for purposes of calculating the LOC Pro Rata Share with respect to any Issuer LC Provider as of any date, if such Issuer LC Provider has not complied with its obligation to pay the Issuer the amount of any draw under its Issuer Letter of Credit made prior to such date, the available amount under such Issuer LC Provider's Issuer Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Issuer LC Provider has paid such amount to the Issuer and been reimbursed by the Lessee for such amount (provided that the foregoing calculation shall not in any manner reduce the undersigned's actual liability in respect of any failure to pay any demand under its Issuer Letter of Credit).
"LPA" means the Law of Property Act 1925.
"Maggiore Accession Date" means _22 January_____________ 2016.
"Maggiore Italian Mandate Agreement" means the agreement pursuant to which Italian FleetCo grants a mandate to Maggiore Italian Opco in respect of the Maggiore Vehicles.
"Maggiore Italian Master Lease Agreement" means the master lease agreement between, amongst others, Italian FleetCo and Maggiore Italian Opco
"Maggiore Italian Opco" means Maggiore Rent S.p.A.
"Maggiore Italian Servicer" means Maggiore Italian Opco providing fleet management services to Italian FleetCo.
"Maggiore Italian VAT Lender" means Avis Finance Company Limited in its capacity as the Lender under the Italian VAT Loan Agreements.
"Maggiore Italian VAT Loan Borrower" means Italian FleetCo.
"Maggiore Italian VAT Refund" means any VAT refunds received by Italian FleetCo from the Italian Tax Authority which were credited to the Maggiore Italian VAT Refund Ledger of the Italian FleetCo Transaction Account.
"Maggiore Italian VAT Refund Ledger" means the Ledger on which Maggiore Italian VAT Refunds recovered by Italian FleetCo from the Italian Tax Authorities in relation to any Maggiore Vehicles are recorded.
"Maggiore Italian VAT Loan Agreement" means the Italian VAT Loan Agreement dated on or about the Maggiore Accession Date and entered into between Italian FleetCo and the Maggiore Italian VAT Lender with respect to Maggiore Italian Opco.
"Maggiore Vehicles" means any Vehicle purchased by the Italian FleetCo which are leased to Maggiore Italian Opco pursuant to the Maggiore Italian Master Lease Agreement.
"Majority Senior Noteholders" means at least 2 Senior Noteholders whose proportion of the total of all the Senior Note Principal Amount Outstanding together aggregates more than 66 2/3 per cent.

"Mandatory Cost" means the percentage rate per annum calculated by the Transaction Agent in accordance with schedule 4 (Mandatory Cost) to the Issuer Note Issuance Facility Agreement.
"Margin Based Profit Amount" means, in respect of Dutch FleetCo in Spain, Dutch FleetCo in Germany, Dutch FleetCo in The Netherlands, French FleetCo in France or Italian FleetCo in Italy (as applicable) and a Lease Determination Date, the product of:

(a)	the FleetCo Total Borrowed Amount in respect of such Lease Determination Date;

(b)	the FleetCo Profit Margin in respect of such Lease Determination Date; and

(c)	the actual number of days in the Related Month divided by 360.
"Master Definitions Agreement" means this Agreement.
"Master Dutch Fleet Lease Agreement" means the master lease agreement dated on or about the Dutch Accession Date entered into by, amongst others, Dutch FleetCo and Dutch Opco.
"Master Dutch Fleet Purchase Agreement" means the master purchase agreement dated on or about the Dutch Accession Date between, amongst others, Dutch FleetCo and Dutch Opco.
"Master German Fleet Lease Agreement" means the master lease agreement dated 5 March 2013 as amended, restated, modified, supplemented or waived from time to time between, amongst others, Dutch FleetCo and German Opco.
"Master German Fleet Purchase Agreement" means the master purchase agreement dated 5 March 2013 as amended, restated, modified, supplemented or waived from time to time between, amongst others, Dutch FleetCo and German Opco.
"Master Lease Agreement" means the Master German Fleet Lease Agreement, any Italian Master Lease Agreement, the Master Dutch Fleet Lease Agreement, the French Master Lease Agreement or the Spanish Master Lease Agreement (as applicable).
"Master Lease End Date" means, in relation to a Master Lease Agreement, the earliest to occur of:

(a)
any Master Lease Scheduled Expiry Date with respect to each Italian Master Lease Agreement, the French Master Lease Agreement and the Spanish Master Lease Agreement, provided that no Master Lease End Date will occur if a Master Lease Extension/Renewal Agreement has been executed within 5 Business Days after the Master Lease Scheduled Expiry Date;

(b)	the date on which the termination of the relevant Master Lease Agreement takes effect following the occurrence of a Master Lease Termination Event; and

(c)
in respect of France, Italy and Spain, the date on which the 60 days' notice given by the relevant FleetCo expires following exercise of the FleetCo's rights in accordance with relevant provision of the related Master Lease Agreement which (in the case of Italian FleetCo) is clause 27.1.1 of each Italian Master Lease Agreement, (in the case of French FleetCo) is clause 28.1.1 of the French Master Lease Agreement and (in the case of Dutch FleetCo, Spanish Branch) is clause 28.1.1 of the Spanish Master Lease Agreement.

"Master Lease Extension Agreement" means, in relation to:

(a)
the Spanish Master Lease Agreement, an agreement executed by Dutch FleetCo and Spanish Opco which provides that the Master Lease Scheduled Expiry Date in respect of the Spanish Master Lease Agreement will be extended for a further period of 3 months from the date of such agreement;

(b)
each Italian Master Lease Agreement, an agreement executed by Italian FleetCo and the relevant Italian Opco which provides that the Master Lease Scheduled Expiry Date in respect of the Italian Master Lease Agreement will be renewed for a further period of 3 months from the date of such agreement;

(c)
the French Master Lease Agreement, an agreement executed by French FleetCo and French Opco which provides that the Master Lease Scheduled Expiry Date in respect of the French Master Lease Agreement will be renewed for a further period of 3 months from the date of such agreement; and

(d)
the Master German Fleet Lease Agreement, an agreement executed by Dutch FleetCo and German Opco which provides that the Master Lease Scheduled Expiry Date in respect of the Master German Fleet Lease Agreement will be extended subject to the Lease Expiration Date falling no later than 20 months from the Lease Commencement Date.

"Master Lease Extension/Renewal Agreement" means, in relation to each Italian Master Lease Agreement, the French Master Lease Agreement and the Spanish Master Lease Agreement, the Master Lease Extension Agreement.
"Master Lease Payment Default" means, in respect of any Master Lease Agreement, the occurrence of a default in the payment of any Rent or other amount payable by the relevant Lessee under the relevant Master Lease Agreement for a period of four (4) Business Days (whether or not formally demanded).
"Master Lease Scheduled Expiry Date" means, in relation to each Italian Master Lease Agreement, the French Master Lease Agreement and the Spanish Master Lease Agreement, the date falling 3 calendar months after:

(a)	the Lease Commencement Date; or

(b)	the date on which the most recent Master Lease Extension/Renewal Agreement became effective.
"Master Lease Termination Event" means, in respect of the Lessee under (i) the Spanish Master Lease Agreement, (ii) any Italian Master Lease Agreement, (iii) the Master Dutch Fleet Lease Agreement, (iv) the French Master Lease Agreement, or (v) the Master German Fleet Lease Agreement (as applicable) (for the purposes of this definition, the "Relevant Lessee"), the occurrence of any of the following:

(i)	(in respect of the Spanish Master Lease Agreement, French Master Lease Agreement and any Italian Master Lease Agreement):

(a)	a Spanish Opco Event of Default, a French Opco Event of Default or an Italian Opco Event of Default (as applicable) (other than an Insolvency Event of the Relevant Lessee); or

(b)
the expiry of 60 days following the delivery of the notice by the relevant FleetCo to the Transaction Agent, the Issuer and the Relevant Lessee, notifying the Transaction Agent, the Issuer and the Relevant Lessee of the exercise of the FleetCo's rights to terminate the relevant

Master Lease Agreement in accordance with relevant provision of such Master Lease Agreement; and

(ii)	(in respect of the Master German Fleet Lease Agreement and the Master Dutch Fleet Lease Agreement) a German Opco Event of Default or a Dutch Opco Event of Default.
"Master Lease Termination Notice" has the meaning given to it in clause 28.2 (Termination by Notification) of the Spanish Master Lease Agreement, clause 27.2 (Termination by Notification) of each Italian Master Lease Agreement, clause 27.2 of the Master Dutch Fleet Lease Agreement, clause 28.2 of the French Master Lease Agreement and clause 25.2.7 of the Master German Fleet Lease Agreement.
"Material Adverse Effect" means, in respect of each of Dutch FleetCo, Italian FleetCo, French FleetCo and the Issuer and as the context specifies, a material adverse effect on the business, operations, assets or financial condition of such party which has resulted in, or will result in, an inability of such party to perform and comply with its obligations under any Transaction Document to which it is a party.
"Measurement Month" means, with respect to any date and any Country, collectively, each of the three periods most closely preceding such date, each of which periods shall consist of one calendar month or the smallest number of consecutive calendar months, in which:

(a)
at least 250 Eligible Vehicles owned by Dutch FleetCo in Spain, Dutch FleetCo in Germany, Dutch FleetCo in The Netherlands, French FleetCo in France or Italian FleetCo in Italy (as applicable) which were At Risk Assets were sold at auction or otherwise; or

(b)
at least one twelfth of the aggregate Net Book Value of such Eligible Vehicles owned by Dutch FleetCo in Spain, Dutch FleetCo in Germany, Dutch FleetCo in The Netherlands, French FleetCo in France or Italian FleetCo in Italy (as applicable) as of the last day of each such period was sold at auction or otherwise, provided, however, that no calendar month included in any Measurement Month shall be included in any other Measurement Month.
"Measurement Month Average" means the lesser of:

(a)
with respect to any Measurement Month and any Country, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of the VAT-exclusive amount of the proceeds of sale of all Eligible Vehicles owned by Dutch FleetCo in Spain, Dutch FleetCo in Germany, Dutch FleetCo in The Netherlands, French FleetCo in France or Italian FleetCo in Italy (as applicable) which were At Risk Assets sold at auction or otherwise during such Measurement Month and the denominator of which is the aggregate Net Book Value of such Eligible Vehicles on the dates of their respective sales; and

(b)	100 per cent.
"Minimum Drawing Amount" means Euro 2,500,000.
"Monthly Accounting Reference Period" means each calendar month.
"Monthly Central Servicer Report" means the monthly report substantially in the form set out in the Framework Agreement to be delivered by the Central Servicer to, among others, the Transaction Agent pursuant to clause 15 (Provisions of Information and Reports) of the Framework Agreement and, if amended, amended with the prior consent of the Transaction Agent and the Central Servicer and in form and substance satisfactory to the Transaction Agent.
"Monthly Input VAT Ledger" has the meaning given to it in the schedule 1 to each of the relevant Servicing Agreements.
"Monthly Output VAT Ledger" has the meaning given to it in the schedule 1 to each of the relevant Servicing Agreements.
"Monthly Risk Vehicle Loss" means the amount by which the aggregate Net Book Value of the At Risk Vehicles sold in the immediately preceding calendar month exceeds the aggregate sale proceeds of such At Risk Vehicles.
"Monthly Risk Vehicle Profit" means the amount by which the aggregate sale proceeds realised on the At Risk Vehicles in the immediately preceding calendar month and received by the relevant FleetCo exceeds the aggregate Net Book Value of such At Risk Vehicles.
"Monthly Target Corporate Profit Amount" means an amount calculated on a Lease Determination Date being the greater of (i) the Margin Based Profit Amount in respect of such Lease Determination Date and (ii) Euro [REDACTED] in respect of such Lease Determination Date.
"Moody's" means Moody's Investors Services Limited or any successor to its rating business.
"Motor Third Party Liability Cover" means the insurance cover which is a Requirement of Law, and, even if not so required by law, insurance protecting against liability in respect of bodily injury or death caused to third parties.
"Motor Third Party Property Damage Liability Cover" means the insurance protecting against loss or damage to property belonging to third parties.
"Negotiation Guidelines" means the criteria required in respect of the terms of the Vehicle Purchasing Agreements entered into by the FleetCos in respect of the Vehicle Fleet in Spain, France and Italy, as set out in schedule 2 to the Spanish Servicing Agreement, schedule 6 to the French Master Lease Agreement and schedule 2 to each Italian Servicing Agreement (as applicable).
"Net Book Value" means, on any date with respect to each Vehicle, such Vehicle's Capitalised Cost, minus the aggregate Depreciation Charges accrued from the date of registration of such Vehicle to such date.
"New Senior Noteholder" has the meaning given to it in clause 5.1 (Increase in Senior Noteholder Commitments) of the Issuer Note Issuance Facility Agreement.
"Non-Eligible Assets" means (i) Non-Eligible Vehicles and (ii) Non-Eligible Receivables.
"Non-Eligible Programme Vehicle" means each Programme Vehicle which is the subject of a Vehicle Manufacturer Programme with a Vehicle Manufacturer in respect of which a Vehicle Manufacturer Event of Default has occurred.
"Non-Eligible Receivables" means, in respect of Dutch FleetCo in Spain, Dutch FleetCo in Germany, Dutch FleetCo in The Netherlands, French FleetCo in France or Italian FleetCo in Italy, its Vehicle Manufacturer Receivables and Vehicle Dealer Receivables that do not constitute Eligible Receivables.
"Non-Eligible Vehicles" means Vehicles delivered to a FleetCo that are not Eligible Vehicles.

"Non-Imperative Principles" means those principles indicated as "Non-Imperative" in, as applicable, schedule 2 of each Italian Servicing Agreement, schedule 6 of the French Master Lease Agreement and schedule 2 of the Spanish Servicing Agreement.
"Non-Investment Grade Non-Programme Vehicles" means Non-Programme Vehicles purchased by the relevant FleetCo for each Country from Non-Investment Grade Vehicle Manufacturers or, in the case of Germany and the Netherlands, by the relevant Opco from Non-Investment Grade Vehicle Manufacturers and sold to Dutch FleetCo, provided that:

(a)
Vehicles whose Borrower Vehicle Fleet NBV exceed the Borrower Vehicle Fleet NBV of all Eligible Vehicles that comply with the Concentration Limits shall not be Vehicles for the purposes of "Non-Investment Grade Non-Programme Vehicles"; and

(b)
any such excess in Borrower Vehicle Fleet NBV is or has been allocated on a pro rata basis to the Borrower Vehicle Fleet NBV of Programme Vehicles and the Borrower Vehicle Fleet NBV of Non-Programme Vehicles in each Country.

"Non-Investment Grade Programme Vehicles" means, for each Country:

(a)
Programme Vehicles purchased by the relevant FleetCo from Non-Investment Grade Vehicle Manufacturers or Vehicle Dealers for each Country or, in the case of Germany and the Netherlands, by the relevant Opco from Non-Investment Grade Vehicle Manufacturers or Vehicle Dealers and sold to Dutch FleetCo, provided that:

(i)
Vehicles whose Borrower Vehicle Fleet NBV exceed the Borrower Vehicle Fleet NBV of all Eligible Vehicles that comply with the Concentration Limits shall not be Vehicles for the purposes of "Non-Investment Grade Programme Vehicles"; and

(ii)
any such excess in Borrower Vehicle Fleet NBV is or has been allocated on a pro rata basis to the Borrower Vehicle Fleet NBV of Programme Vehicles and the Borrower Vehicle Fleet NBV of Non-Programme Vehicles in each Country; and

(b)
Vehicle Manufacturer Receivables held by French FleetCo or Dutch FleetCo in Germany and The Netherlands in respect of any Non-Investment Grade Vehicle Manufacturers pursuant to Vehicle Manufacturer Buy-Back Agreements which provide for a valid and enforceable retention of title provision to the benefit of the relevant FleetCo; and

(c)
Vehicle Dealer Receivables held by French FleetCo or Dutch FleetCo in Germany and The Netherlands in respect of any Vehicle Dealer pursuant to Vehicle Dealer Buy-Back Agreements which provide for a valid and enforceable retention of title provision to the benefit of the relevant FleetCo.

"Non-Investment Grade Vehicle Manufacturer" means any Vehicle Manufacturer which is not an Investment Grade Vehicle Manufacturer.
"Non-Investment Grade Vehicle Manufacturer Receivables (for which a FleetCo holds enforceable title)" means, at any time and in relation to any Country, Vehicle Manufacturer Receivables owed by any Non-Investment Grade Vehicle Manufacturer to the relevant FleetCo in such Country pursuant to Vehicle Manufacturer Buy-Back Agreements or Vehicle Dealer Buy-Back Agreements which provide for a valid and enforceable retention of title provision to the benefit of the relevant FleetCo.
"Non-Programme Vehicle" means each Eligible Vehicle which is not a Programme Vehicle.

"Non-Utilisation Fee" means, in respect of each Senior Noteholder Available Commitment of a Senior Noteholder, the fee payable by the Issuer in accordance with the relevant Senior Noteholder Fee Letter.
"Note Certificate" means a Restricted Senior Note Certificate or an Unrestricted Senior Note Certificate.
"Notice" means any notice delivered under or in connection with any Transaction Document.
"Notional Commitment" means:

(i)	in respect of a Senior Noteholder Group, the commitment amount from time to time as set out in the relevant Senior Noteholder Fee Letter in respect of such Senior Noteholder Group; and

(ii)
in respect of a Senior Noteholder that does not form part of a Senior Noteholder Group, the commitment amount from time to time as set out in the relevant Senior Noteholder Fee Letter in respect of such Senior Noteholder.

"Ongoing Issuer Fee" means the aggregate of all amounts due and payable by the Issuer pursuant to:

(i)	in respect of the Issuer Revolving Period Priority of Payments:

(a)	paragraph (a) (in respect of amounts payable to the Issuer Security Trustee);

(b)	paragraph (b) (in respect of amounts payable to the Transaction Agent, the Registrar, the Issuer Account Bank and the Issuer Cash Manager);

(c)	paragraph (c) (in respect of Tax payments);

(d)
paragraph (d) (in respect of amounts payable to the FleetCo Holdings Corporate Services Provider, the Issuer Corporate Services Providers, the Issuer Share Trustee, the Issuer Profit Amount, the Issuer's independent accountants, auditors, legal advisers and Tax advisers, the Channel Islands Stock Exchange, the Listing Sponsor, the relevant Rating Agencies and the Central Servicer);

(e)	paragraph (e)(ii) (in respect of commitment fees);

(f)	paragraph (e)(iii) (in respect of amounts payable to the Issuer Hedge Counterparties);

(g)	paragraph (h) (in respect of other amounts payable to the Issuer Hedge Counterparties);

(h)	paragraph (i) (in respect of indemnity payments for Currency Hedging Breakage Costs payable to the applicable Conduit Senior Noteholder);

(i)
paragraph (j) (in respect of amounts of interest payable in respect of any Issuer Subordinated Advances other than those drawn for the purpose set out in clause 4.2.1(a) of the Issuer Subordinated Facility Agreement);

(j)
paragraph (k) (in respect of amounts of principal payable in respect of any Issuer Subordinated Advances other than those drawn for the purpose set out in clause 4.2.1(a) of the Issuer Subordinated Facility Agreement);

(k)	paragraph (l) (in respect of amounts payable to the other Issuer Secured Creditors); and

(l)	paragraph (m) (in respect of amounts payable to any other parties);

(ii)	in respect of the Issuer Scheduled Amortisation Period Priority of Payments:

(a)	paragraph (a) (in respect of amounts payable to the Issuer Security Trustee);

(b)	paragraph (b) (in respect of amounts payable to the Transaction Agent, the Registrar, the Issuer Account Bank and the Issuer Cash Manager);

(c)	paragraph (c) (in respect of Tax payments);

(d)
paragraph (d) (in respect of amounts payable to the FleetCo Holdings Corporate Services Provider, the Issuer Corporate Services Providers, the Issuer Profit Amount, the Issuer's independent accountants, auditors, legal advisers and Tax advisers, the Channel Islands Stock Exchange, the Listing Sponsor, the relevant Rating Agencies and the Central Servicer);

(e)	paragraph (e)(ii) (in respect of commitment fees);

(f)	paragraph (e)(iii) (in respect of amounts payable to the Issuer Hedge Counterparties);

(g)	paragraph (h) (in respect of other amounts payable to the Issuer Hedge Counterparties);

(h)	paragraph (i) (in respect of indemnity payments for Currency Hedging Breakage Costs payable to the applicable Conduit Senior Noteholder);

(i)
paragraph (j) (in respect of amounts of interest payable in respect of any Issuer Subordinated Advances other than those drawn for the purpose set out in clause 4.2.1(a) of the Issuer Subordinated Facility Agreement);

(j)
paragraph (j) (in respect of amounts of principal payable in respect of any Issuer Subordinated Advances other than those drawn for the purpose set out in clause 4.2.1(a) of the Issuer Subordinated Facility Agreement);

(k)	paragraph (k) (in respect of amounts payable to the other Issuer Secured Creditors); and

(l)	paragraph (l) (in respect of amounts payable to any other parties);

(iii)	in respect of the Issuer Rapid Amortisation Period (Pre-Enforcement) Priority of Payments:

(a)	paragraph (a) (in respect of amounts payable to the Issuer Security Trustee);

(b)	paragraph (b) (in respect of amounts payable to the Transaction Agent, the Registrar, the Issuer Account Bank and the Issuer Cash Manager);

(c)	paragraph (c) (in respect of Tax payments);

(d)
paragraph (d) (in respect of amounts payable to the Issuer Corporate Services Provider, the FleetCo Holdings Corporate Services Provider, the Issuer Profit Amount, the Issuer's independent accountants, auditors, legal advisers and Tax advisers, the Channel Islands Stock Exchange, the Listing Sponsor, the relevant Rating Agencies and the Central Servicer);

(e)	paragraph (e)(ii) (in respect of commitment fees);

(f)	paragraph (e)(iii) (in respect of amounts payable to the Issuer Hedge Counterparties);

(g)	paragraph (g) (in respect of other amounts payable to the Issuer Hedge Counterparties);

(h)	paragraph (h) (in respect of indemnity payments for Currency Hedging Breakage Costs payable to the applicable Conduit Senior Noteholder);

(i)
paragraph (i) (in respect of amounts of interest payable in respect of any Issuer Subordinated Advances other than those drawn for the purpose set out in clause 4.2.1(a) of the Issuer Subordinated Facility Agreement);

(j)
paragraph (i) (in respect of amounts of principal payable in respect of any Issuer Subordinated Advances other than those drawn for the purpose set out in clause 4.2.1(a) of the Issuer Subordinated Facility Agreement);

(k)	paragraph (j) (in respect of amounts payable to the other Issuer Secured Creditors); and

(l)	paragraph (k) (in respect of amounts payable to any other parties);

(iv)	in respect of the Issuer Rapid Amortisation (Post-Enforcement) Priority of Payments:

(m)	paragraph (a) (in respect of amounts payable to the Issuer Security Trustee);

(n)	paragraph (b) (in respect of amounts payable to the Transaction Agent, the Registrar, the Issuer Account Bank and the Issuer Cash Manager);

(o)
paragraph (c) (in respect of Tax payments and amounts payable to the Issuer Corporate Services Provider, the FleetCo Holdings Corporate Services Provider, the Issuer's independent accountants, auditors, legal advisers and Tax advisers, the Channel Islands Stock Exchange and the relevant Rating Agencies);

(p)	paragraph (d)(ii) (in respect of commitment fees);

(q)	paragraph (d)(iii) (in respect of amounts payable to the Issuer Hedge Counterparties);

(r)	paragraph (g) (in respect of other amounts payable to the Issuer Hedge Counterparties);

(s)	paragraph (h) (in respect of indemnity payments for Currency Hedging Breakage Costs payable to the applicable Conduit Senior Noteholder);

(t)
paragraph (i) (in respect of amounts of interest payable in respect of any Issuer Subordinated Advances other than those drawn for the purpose set out in clause 4.2.1(a) of the Issuer Subordinated Facility);

(u)
paragraph (i) (in respect of amounts of principal payable in respect of any Issuer Subordinated Advances other than those drawn for the purpose set out in clause 4.2.1(a) of the Issuer Subordinated Facility Agreement);

(v)	paragraph (j) (in respect of amounts payable to the other Issuer Secured Creditors);

(w)	paragraph (k) (in respect of amounts payable in respect of the Issuer Profit Amount); and

(x)	paragraph (l) (in respect of amounts payable to any other parties).
"Onward Purchase Price" means, in respect of any Vehicle in Germany, the purchase price as specified in the Purchase Offer and Lease Request payable by Dutch FleetCo to German Opco which (i) for a Vehicle (other than a German Opco Existing Fleet Vehicle) shall be equal to the Initial Purchase Price payable by German Opco with regard to such vehicles and (if necessary) calculated by way of break‑down of the aggregate price for each type of vehicle subject to the respective Purchase Offer and Lease Request or (ii) for a German Opco Existing Fleet Vehicle, shall be equal to the Net Book Value on the Initial Funding Date for such German Opco Existing Fleet Vehicle, in each case excluding any VAT and Charge Costs.
"Opco" means Spanish Opco, any Italian Opco, Dutch Opco, French Opco or German Opco (as the case may be).
"Opco Change of Control" means the Avis Europe Group ceasing to (x) own directly or indirectly at least 100 per cent. of the share capital of Finco, Avis Europe or any Opco, (y) have the right or ability to cast at least 100 per cent. of the votes capable of being cast in shareholders' general meetings of Finco, Avis Europe or any Opco or (z) have the right or ability to appoint or remove all directors (or equivalent officers) of the board of directors (or equivalent body) of Finco, Avis Europe or any Opco or to give directions with respect to the operating and financial policies of any Opco with which the directors or other equivalent officers of Finco, Avis Europe or such Opco (as applicable) are obliged to comply.
"Opco Event of Default" means an event of default as set out in part 3 (Opco Events of Default) of schedule 4 (Events of Default) to the Framework Agreement.
"Opco Repurchase Price" means, in respect of any Vehicle in Germany, the repurchase price payable by German Opco to Dutch FleetCo which (i) for a Programme Vehicle shall be equal to the Vehicle Manufacturer Repurchase Price, less any VAT and (ii) for Non-Programme Vehicles, the Estimated Sales Price in respect of that Vehicle, less any VAT.
"Operating Documents" means (taking account of the fact that certain documents will only be entered into and/or be effective after the date hereof):

(i)	each Italian Master Lease Agreement;

(ii)	the Spanish Master Lease Agreement;

(iii)	the French Master Lease Agreement;

(iv)	the Master German Fleet Lease Agreement;

(v)	the Master German Fleet Purchase Agreement;

(vi)	the Master Dutch Fleet Lease Agreement;

(vii)	the Master Dutch Fleet Purchase Agreement;

(viii)	the German Trust Agreement;

(ix)	each Italian Servicing Agreement;

(x)	each Italian Mandate Agreement;

(xi)	each VAT Loan Agreement;

(xii)	the Italian VAT Sharing Agreement;

(xiii)	the Italian Income Tax Consolidation Agreement;

(xiv)	the Italian FleetCo Shareholders Agreement;

(xv)	the Spanish Servicing Agreement;

(xvi)	the Spanish Account Bank Agreement;

(xvii)	the German Account Bank Agreement;

(xviii)	the Dutch Account Bank Agreement;

(xix)	the French Account Bank Agreement;

(xx)	the French Servicing Agreement;

(xxi)	the German Custody Agreement;

(xxii)	the Italian Account Bank Agreement;

(xxiii)	the FleetCo Back-up Cash Management Agreement;

(xxiv)	the Liquidation Agency Agreement;

(xxv)	the Central Servicing Agreement;

(xxvi)	the Finco Payment Guarantee;

(xxvii)	the Avis Europe Payment Guarantee;

(xxviii)	the Parent Performance Guarantee; and

(xxix)
any other documents to which Dutch FleetCo, French FleetCo and/or Italian FleetCo is a party, approved by the FleetCo Security Agent and the Transaction Agent and are in respect of the servicing and/or leasing of the Vehicle Fleet in each Country.

"Original Financial Statements" means:

(a)
in relation to Avis Europe, its audited financial statements for its financial year ended 31 December 2011 and (if prepared) its unaudited consolidated management accounts for the financial quarter ended 31 December 2012;

(b)	in relation to each of Finco, Italian FleetCo and Spanish Opco, its audited financial statements for its financial year ended 31 December 2011;

(c)	in relation to the German Opco, the consolidated financial statements of AVIS Autovermietung Beteiligungsgesellschaft mbH Oberursel for its financial year ended 31 December 2011;

(d)	in relation to the Avis Italian Opco, its audited financial statements for its financial year ended 31 December 2011;

(e)	in relation to the Maggiore Italian Opco, its audited financial statements for its financial year ended 31 December 2014;

(f)	in relation to the French Opco, its audited financial statements for its financial year ended 31 December 2012; and

(g)	in relation to the Dutch Opco, its audited financial statements for its financial year ended 31 December 2012.
"Original FleetCo Advance Drawdown Date" means, in respect of a FleetCo Advance, the date of FleetCo Advance drawdown as specified in the relevant FleetCo Advance Drawdown Notice.

"Original Scheduled Amortisation Commencement Date" means 20 April 2019.
"Outstanding" means, in relation to the Senior Notes or a FleetCo Advance or a VFN Advance (as applicable), all Senior Notes or FleetCo Advances or VFN Advances (as applicable) other than:

(a)
those which have been redeemed in accordance with the Issuer Note Issuance Facility Agreement or VFN Funding Agreement or repaid in accordance with the relevant FleetCo Facility Agreement (as applicable);

(b)
those in respect of which the date for redemption or repayment (as applicable) in accordance with the provisions of the Issuer Note Issuance Facility Agreement, VFN Funding Agreement or the relevant FleetCo Facility Agreement (as applicable) has occurred and for which the redemption moneys or repayment moneys (including, in each case, all interest accrued thereon to the date for such redemption or repayment (as applicable)) have been duly paid to the Issuer, the FleetCo Security Agent, the Issuer Cash Manager, the Transaction Agent (as applicable) and (following the occurrence of an Issuer Enforcement Event) the Issuer Security Trustee in the manner provided for in the Issuer Note Issuance Facility Agreement, VFN Funding Agreement or the relevant FleetCo Facility Agreement (as applicable) and remain available for payment in accordance with the Issuer Note Issuance Facility Agreement, VFN Funding Agreement or the relevant FleetCo Facility Agreement (as applicable);

(c)
those which have been purchased and surrendered for cancellation as provided in the Issuer Note Issuance Facility Agreement, VFN Funding Agreement or the relevant FleetCo Facility Agreement (as applicable) and notice of the cancellation of which has been given to the Issuer, the Issuer Security Trustee, the FleetCo Security Agent, the Issuer Cash Manager and/or the Transaction Agent (as applicable);

(d)	those which have become void under the Issuer Note Issuance Facility Agreement, VFN Funding Agreement or and the relevant FleetCo Facility Agreement (as applicable); and
provided that for each of the following purposes in respect of the Issuer Note Issuance Facility Agreement:

(i)	the right in respect of any direction or request by the relevant Senior Noteholders;

(ii)
the determination of how many and which Senior Notes are for the time being outstanding for the purposes of clause 24 (Consents, Amendments, Waivers and Modifications) of the Framework Agreement, any discretion, power or authority, whether contained in the Framework Agreement or provided by law, which the Transaction Agent or the Issuer Security Trustee is required to exercise in or by reference to the interests of the relevant Senior Noteholders; and

(iii)
the determination by the Issuer Security Trustee or the Transaction Agent whether any event, circumstance, matter or thing is, in its opinion, materially prejudicial to the interests of the relevant Senior Noteholders (to the extent that the Issuer Security Trustee or the Transaction Agent (as applicable) is required to make such determination in accordance with the Transaction Documents), those Senior Notes which are for the time being held by or on behalf of or for the benefit of the Issuer or any member of the Avis Group or any Affiliate of the Avis Group shall (unless and until ceasing to be so held) be deemed not to remain outstanding.

"Parallel Debt" means the German Parallel Debt, Dutch Parallel Debt or the Spanish Parallel Debt, as applicable.
"Parent" means Avis Budget Car Rental, LLC.
"Parent Change of Control" means (a) ABG shall at any time cease to own or control, directly or indirectly, greater than 50 per cent. of the Voting Stock of the Parent or (b) any of the Opcos is no longer indirectly wholly-owned by the Parent.
"Parent Event of Bankruptcy" shall be deemed to have occurred with respect to the Parent if:

(a)
a case or other proceeding shall be commenced, without the application or consent of the Parent, in any court, seeking the liquidation, reorganisation, debt arrangement, dissolution, winding up, or composition or readjustment of debts of the Parent, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for the Parent or all or any substantial part of its assets, or any similar action with respect to the Parent under any law relating to bankruptcy, insolvency, reorganisation, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of the Parent shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

(b)
the Parent shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganisation, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for the Parent or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or

(c)	the board of directors or other similar governing body of the Parent shall vote to implement any of the actions set forth in paragraph (b) above.
"Parent Event of Default" means any of the following:

(a)
the occurrence of an Opco Change of Control, provided that if (1) any cessation described in Opco Change of Control is in relation to the share capital of, the shareholders' general meetings of or the board of directors of (as applicable) Spanish Opco or any Italian Opco or French Opco (as applicable) and (2) the Spain Repayment Option (in respect of Spanish Opco) or the Italy Repayment Option (in respect of any Italian Opco) or the France Repayment Option (in respect of French Opco) is exercised within 30 days of such cessation, there shall not be any Parent Event of Default;

(b)	the occurrence of a Parent Change of Control;

(c)
the occurrence and continuation of an "event of default" under the Credit Agreement or Replacement Credit Agreement, that is not waived pursuant to the terms of such Credit Agreement or Replacement Credit Agreement;

(d)	any Parent Event of Bankruptcy occurs; and

(e)	failure by the Parent or its successor or replacement to comply with any of its obligations under the Parent Performance Guarantee.

"Parent Performance Guarantee" means the irrevocable guarantee and indemnity from the Parent in favour of the relevant FleetCo in respect of the obligations (other than payment obligations) of each Opco under the Transaction Documents to which such Opco is a party.
"Participating Member State" means any member state of the European Union that adopts or has adopted, and, in each case, continues to adopt, the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.
"Party" means, when used in an agreement, deed or other document, a party to that agreement, deed or other document.
"Passenger Car" means a motor vehicle having at least four wheels, used for the carriage of passengers and comprising no more than seven seats, including the driver's seat.
"Payment" means, in respect of any Liabilities (or any other liabilities or obligations), a payment, prepayment, repayment, redemption, defeasance or discharge of those Liabilities (or other liabilities or obligations).
"Payment Confirmation Date" means, in respect of all outstanding Senior Advances and all outstanding Subordinated Advances, the date falling 5 Business Days prior to the relevant Settlement Date.
"Payment Netting" means:

(a)	in respect of an Issuer Hedging Agreement based on an ISDA Master Agreement, netting under section 2(c) of the relevant ISDA Master Agreement; and

(b)
in respect of an Issuer Hedging Agreement not based on an ISDA Master Agreement, netting pursuant to any provision of that Hedging Agreement or a Hedging Ancillary Document which has a similar effect to the provision referenced in paragraph (a) above.

"Permitted Investments" means:

(i)
EUR-denominated money market funds which have a long-term rating of "AAAmmf" by Fitch, if rated by Moody's, "Aaa" and "MR1+" by Moody's, if rated by S&P, "AAA" by S&P, and, if rated by DBRS, "AAA" by DBRS; or

(ii)
any other instruments or securities, provided that, to the extent the outstanding Senior Notes are rated, the Rating Agencies have confirmed in writing that the investment in such instruments or securities will not adversely affect any ratings with respect to any Senior Notes, in each case, in respect of which the Issuer Cash Manager has been instructed to invest in and in respect of which it is able to invest in.
"Permitted Subordinated Debt Payments" means the payments, receipts and set-offs permitted by paragraph 5.3 (Permitted Subordinated Debt Payments) of the Issuer Intercreditor Terms as long as they are so permitted.
"Person" means any individual, company, corporation, unincorporated association or body (including a partnership, trust, joint venture or consortium), government, state, agency, organisation or other entity whether or not having separate legal personality.

"Potential Event of Default" means any event which (with the expiry of a grace period, the giving of notice or the making of any determination under the relevant Transaction Documents or any combination of any of the foregoing) could constitute an Event of Default.
"Potential Master Lease Termination Event" means any event which, but for the passage of time or the giving of notice or any combination thereof, would constitute a Master Lease Termination Event.
"Potential Servicer Termination Event" means any event which but for the passage of time or the giving of notice or any combination thereof would constitute a Servicer Termination Event.
"Privacy Code" means Italian Legislative Decree number 196 of 30 June 2003, as amended and supplemented from time to time.
"Proceedings" means any legal action or proceedings relating to a Dispute.
"Programme Maximum Term" means, where applicable in relation to a Programme Vehicle, the maximum holding period (if any) specified under the relevant Vehicle Manufacturer Buy-Back Agreement or the relevant Vehicle Dealer Buy-Back Agreement after the expiry of which such Programme Vehicle would cease to be eligible for repurchase or sale at auction by the relevant Vehicle Manufacturer or Vehicle Dealer, as applicable (as such maximum holding period shall be notified on an annual basis by the relevant Servicer to the relevant FleetCo).
"Programme Minimum Term" means, where applicable in relation to a Programme Vehicle, the minimum holding period (if any) specified under the relevant Vehicle Manufacturer Buy-Back Agreement or the relevant Vehicle Dealer Buy-Back Agreement in order for such Programme Vehicle to be eligible for repurchase or sale at auction by the relevant Vehicle Manufacturer or Vehicle Dealer, as applicable.
"Programme Vehicle" means each Eligible Vehicle which is the subject of:

(i)	a Vehicle Manufacturer Buy-Back Agreement which contains all the Buy-Back Minimum Principles; or

(ii)	a Vehicle Dealer Buy-Back Agreement which contains all the Buy-Back Minimum Principles (with references to the Vehicle Manufacturer replaced by the Vehicle Dealer as the context requires).
"Programme Vehicle Special Default Payments" means the amount of any Excess Damage Charges and/or Excess Mileage Charges applicable to a Programme Vehicle calculated by the relevant Servicer as of:

(a)
the Lease Determination Date immediately following the receipt by the relevant FleetCo of the Vehicle Manufacturer Repurchase Price, in each case, in relation to any Programme Vehicle (or, if earlier, by the Business Day on which FleetCo is liable for any Programme Vehicle Special Default Payment to a Vehicle Manufacturer or Vehicle Dealer); or

(b)
the Lease Determination Date immediately following the date by which the Vehicle Manufacturer Repurchase Price, in each case of such Programme Vehicle turned back to a Vehicle Manufacturer or Vehicle Dealer, would have been paid by the Vehicle Manufacturer or Vehicle Dealer to the relevant FleetCo but for the occurrence of an event or circumstance which, if not remedied within the relevant grace period, would become a Vehicle Manufacturer Event of Default.

"Public Deed of Pledge over Vehicles" means the vehicle pledge dated 5 March 2013 in respect of the Spanish Vehicle fleet and entered into by Dutch FleetCo, Spanish Branch, the Issuer and Spanish Opco.

"Purchase and Lease Confirmation" has the meaning given to it in clause 3.3 of the Master German Fleet Purchase Agreement or clause 3.3 of the Master Dutch Fleet Purchase Agreement, as applicable.
"Purchase Offer and Lease Request" has the meaning given to it in clause 3.1 of the Master German Fleet Purchase Agreement or clause 3.1 of the Master Dutch Fleet Purchase Agreement, as applicable.
"Qualifying Senior Noteholder" means, with respect to any relevant Senior Note, any person which is:

(a)
resident for the purposes of tax corresponding to Irish corporation tax in a jurisdiction (other than Ireland) that would not result in any Taxes being required to be withheld or deducted by the Issuer in relation to the relevant Senior Note as a result of such person holding such Senior Note and does not receive payments under the relevant Senior Note in connection with a trade or business which is carried on in Ireland by it through a branch or agency; or

(b)	a qualifying company within the meaning of Section 110 of the Taxes Consolidation Act 1997 of Ireland.
"Quoted Eurobond WHT Form" means a form, substantially in the form of Schedule 9 to the INIFA, provided by a Senior Noteholder in accordance with the INIFA.
"Rapid Amortisation Commencement Date" means the date of the service of a Rapid Amortisation Notice by the Transaction Agent to the Issuer and the Issuer Security Trustee.
"Rapid Amortisation Event" means the occurrence of any of the following:

(i)	an Issuer Event of Default;

(ii)	a FleetCo Event of Default;

(iii)	a Spanish Opco Event of Default;

(iv)	an Italian Opco Event of Default;

(v)	a Central Servicer Event of Default;

(vi)	a German Opco Event of Default;

(vii)	a French Opco Event of Default;

(viii)	a Subordinated Lender Event of Default;

(ix)	a Finco Guarantor Event of Default;

(x)	an Avis Europe Event of Default;

(xi)	a Parent Event of Default;

(xii)	the non-payment in full of all outstanding Senior Advances by the Issuer under the Issuer Note Issuance Facility Agreement at their Expected Maturity Date;

(xiii)	the termination of:

(a)	any Spanish Transaction Document other than in accordance with its terms and the Spain Repayment Option is not exercised within 10 Business Days from the date of such termination;

(b)	any Italian Transaction Document other than in accordance with its terms and the Italy Repayment Option is not exercised within 10 Business Days from the date of such termination;

(c)
any French Transaction Document and/or the VFN Funding Agreement, in each case, other than in accordance with its terms and the France Repayment Option is not exercised within 10 Business Days from the date of such termination; or

(d)	any Transaction Document other than in accordance with its terms (other than in the case of (a), (b) or (c) above);

(xiv)	a Servicer Termination Event; and

(xv)	the termination of the appointment of the Liquidation Agent if no replacement Liquidation Agent satisfactory to the Transaction Agent has been appointed within 60 days of such termination.
"Rapid Amortisation Notice" means the notice to be delivered by the Transaction Agent to the Issuer and the Issuer Security Trustee following the occurrence of a Rapid Amortisation Event.
"Rapid Amortisation Period" means the period starting from and including the Rapid Amortisation Commencement Date.
"Rating Agencies" means Standard & Poor's, Moody's, Fitch, DBRS and any other internationally recognised rating agency approved by the Transaction Agent and "Rating Agency" means any one of them.
"Rating Agency Affirmation" means, for so long as any Senior Notes are rated by one or more Rating Agency, with respect to any specified action, determination or appointment, receipt by the Issuer (and sent to the Issuer Security Trustee and the Transaction Agent) of written confirmation (or such other method of confirmation which may be agreed from time to time with the relevant Rating Agency) from the relevant Rating Agency that such specified action, determination or appointment will not result in the reduction, or withdrawal, of the ratings then assigned to the Senior Notes.
"Receiver" means a receiver and manager or other receiver (and may be a person or persons) appointed in respect of the Issuer Secured Property or FleetCo Secured Property (as the case may be) and shall, if allowed by law, include an administrative receiver.
"Recoveries" means the Senior Recoveries or the Subordinated Recoveries.
"Redesignation Amounts" means, in relation to a Vehicle following its redesignation in accordance with clause 22 of the Master German Fleet Lease Agreement, clause 24 of each Italian Master Lease Agreement, clause 25 of the French Master Lease Agreement, clause 24 of the Master Dutch Fleet Lease Agreement or clause 25 of the Spanish Master Lease Agreement, an amount (which may positive or negative) equal to:

(a)	the Net Book Value of each Vehicle immediately prior to redesignation;
minus

(b)	the Net Book Value of such Vehicle immediately following redesignation.
"Reference Bank Rate" means the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Transaction Agent at its request by the Reference Banks as the rate at which the relevant Reference Bank could borrow funds in the European interbank market, in the relevant currency and for the relevant period, were it to do so by asking for and then accepting interbank offers for deposits in reasonable market size in that currency and for that period.
"Reference Banks" means Crédit Agricole Corporate and Investment Bank and the Senior Noteholders that are financial institutions or such other banks as may be appointed by the Transaction Agent in consultation with the Central Servicer.
"Register" means the register maintained by the Registrar outside the United Kingdom in respect of the Senior Notes in accordance with the Issuer Note Issuance Facility Agreement and substantially in the form set out in schedule 8 (Form of the Register) thereto.
"Registered FCT Holder" has the meaning given to it in clause 2.3 (Entries in FCT Register conclusive) of the VFN Funding Agreement.
"Registered Holder" has the meaning given to it in clause 2.3 (Entries in Register conclusive) of the Issuer Note Issuance Facility Agreement.
"Registrar" means, in respect of the Issuer, in relation to the Senior Notes, Deutsche Bank Luxembourg S.A. and/or, if applicable, any successor registrar in relation to such Senior Notes.
"Regulatory Direction" means, in relation to any person, a direction or requirement of any Governmental Authority with whose directions or requirements such person is accustomed to comply.
"Rejected Vehicle" means a Vehicle rejected by the Lessee under clause 28 of the relevant Italian Master Lease Agreement, clause 29 of the French Master Lease Agreement, clause 28 of the Master Dutch Fleet Lease Agreement or clause 29 of the Spanish Master Lease Agreement.
"Rejected Vehicle Schedule" means a schedule substantially in the form set out in schedule 3 (Rejected Vehicle Schedule) to the Spanish Servicing Agreement and each Italian Servicing Agreement.
"Related Month" means, when used (a) with respect to any FleetCo Payment Date, Lease Payment Date (including for the purpose of the definition of "Variable Rent") or Lease Determination Date, the most recently ended calendar month; and (b) with respect to any other date, the calendar month in which such date occurs.
"Related Opco" means:

(i)
in relation to Dutch FleetCo, German Opco, Dutch Opco or Spanish Opco (as applicable) to which Dutch FleetCo leases Vehicles under the Master German Fleet Lease Agreement, Master Dutch Fleet Lease Agreement or the Spanish Master Lease Agreement, respectively;

(ii)	in relation to Italian FleetCo, each Italian Opco; and

(iii)	in relation to French FleetCo, French Opco.
"Relevant Conduit CP Rate" means, in respect of an Interest Period and a Conduit Senior Noteholder:

(i)
the weighted average funding cost of the commercial paper issued by such Conduit Senior Noteholder in order to finance, or contribute to the financing of, its subscription of the Senior Notes during the relevant Interest Period, as notified by such Conduit Senior Noteholder to the Transaction Agent on the relevant Interest Determination Date (or Intra-Month Interest Determination Date, as the case may be), including any dealer or paying agent fees;

(ii)
in the event that such commercial paper is denominated in any currency other than euros, all costs, fees and expenses incurred by such Conduit Senior Noteholder in order to hedge its exposure to such currency; and

(iii)
any interest amounts payable by such Conduit Senior Noteholders in relation to any drawings on the relevant swing line or liquidity facility agreement which can be fairly allocated to the Senior Notes.

"Relevant DBRS Rating" means, with respect to any Person as of any date of determination: (a) if such Person has both a long term issuer rating by DBRS and a senior unsecured rating by DBRS as of such date, then the higher of such two ratings as of such date; and (b) if such Person has only one of a long term issuer rating by DBRS and a senior unsecured rating by DBRS as of such date, then such rating of such Person as of such date; provided that, if such Person does not have any of such ratings as of such date, then there shall be no Relevant DBRS Rating with respect to such Person as of such date.
"Relevant Excess Concentration Amount" means, on any date, in respect of the limit set out in the definition of "Concentration Limit" an amount equal to, in each case, without double counting:

A.	the aggregate of the Borrower Vehicle Fleet NBV of all Eligible Vehicles in all the Countries which fall within the category of Vehicles described in such limit, less

B.	the multiple of: (x) the Borrower Vehicle Fleet NBV of all Eligible Vehicles in all Countries; and (y) the maximum percentage provided in the definition of Concentration Limit for such limit, or zero if such amount is negative,
provided that any such excess is allocated on a pro rata basis to (A) the Borrower Vehicle Fleet NBV of Eligible Vehicles used for the purposes of calculating such limit in each Country and (B) to the Borrower Vehicle Fleet NBV of Programme Vehicles and the Borrower Vehicle Fleet NBV of Non-Programme Vehicles.
"Relevant Fitch Rating" means, with respect to any Person, (a) if such Person has both a senior unsecured rating by Fitch and a long term issuer default rating by Fitch as of such date, then the higher of such two ratings as of such date and (b) if such Person has only one of a senior unsecured rating by Fitch and a long term issuer default rating by Fitch as of such date, then such rating of such Person as of such date; provided that, if such Person does not have any of such ratings as of such date, then there shall be no Relevant Fitch Rating with respect to such Person as of such date.
"Relevant Interbank Market" means the European interbank market.
"Relevant Jurisdiction" means, in relation to an Avis Obligor, a FleetCo or the Issuer, its jurisdiction of incorporation and (in respect of Dutch FleetCo) Spain and/or Germany (as applicable).
"Relevant Liabilities" means:

(i)	the Liabilities owed to the Issuer Secured Creditor ranking (in accordance with the Issuer Intercreditor Terms) pari passu with or in priority to that Issuer Secured Creditor; and

(ii)	all present and future liabilities and obligations, actual and contingent, of the Issuer to the Issuer Security Trustee.

"Relevant Moody's Rating" means, with respect to any Person as of any date of determination, the highest of: (a) if such Person has a long term rating by Moody's as of such date, then such rating as of such date; (b) if such Person has a senior unsecured rating by Moody's as of such date, then such rating as of such date; and (c) if such Person has a long term corporate family rating by Moody's as of such date, then such rating as of such date; provided that, if such Person does not have any of such ratings as of such date, then there shall be no Relevant Moody's Rating with respect to such Person as of such date.
"Relevant Person" means Spanish Opco (in its capacity as the relevant Lessee and relevant Servicer), each Italian Opco (in its capacity as the relevant Lessee and relevant Servicer), the Central Servicer, German Opco (in its capacity as the relevant Lessee), Dutch Opco (in its capacity as the relevant Lessee), French Opco (in its capacity as the relevant Lessee and relevant Servicer), French FleetCo, Dutch FleetCo, Italian FleetCo, the Issuer or the FCT (as applicable).
"Relevant Rating" means, with respect to any Equivalent Rating Agency and any Person as of any date of determination, (a) with respect to Moody's, the Relevant Moody's Rating with respect to such Person as of such date, (b) with respect to Fitch, the Relevant Fitch Rating with respect to such Person as of such date and (c) with respect to S&P, the Relevant S&P Rating with respect to such Person as of such date.
"Relevant S&P Rating" means, with respect to any Person as of any date of determination, the long term local issuer rating by S&P of such Person as of such date; provided that, if such Person does not have a long term local issuer rating by S&P as of such date, then there shall be no Relevant S&P Rating with respect to such Person as of such date.
"Relevant Senior Noteholder Commitment" means, in respect of:

(i)	a Senior Noteholder that forms part of a Senior Noteholder Group, its pro rata share of the Notional Commitment of its Senior Noteholder Group; and

(ii)	a Senior Noteholder that is not part of a Senior Noteholder Group, its Notional Commitment as set out in the relevant Senior Noteholder Fee Letter.
"Relevant Senior Noteholder Percentage" means, in respect of any Senior Noteholder, the percentage determined by (i) dividing its Relevant Senior Noteholder Commitment at such time by the aggregate of the Total Senior Noteholder Commitments of all Senior Noteholders at such time and (ii) multiplying the product thereof by one hundred (100).
"Relevant Third Party" means the Issuer Account Bank, any FleetCo Account Bank, the Dutch FleetCo Spanish Account Bank Operator, the Dutch FleetCo German Account Bank Operator, the Dutch FleetCo Dutch Account Bank Operator, the French FleetCo Account Bank Operator, the Issuer Cash Manager, the FleetCo Back-up Cash Managers, the Issuer Corporate Services Provider, the FleetCo Holdings Corporate Services Provider, any Dutch FleetCo Corporate Services Providers, the Registrar, the Transaction Agent and (for the purposes of clause 27.1.3 (Non-petition Against the Conduit Senior Noteholders) of the Framework Agreement only) any Conduit Senior Noteholder.
"Relevant Transaction Documents" means:

(i)	in respect of the Issuer, the Transaction Documents to which the Issuer is a party; and

(ii)	in respect of any other person, the Transaction Documents to which such person is a party.

"Remaining Senior Noteholder" has the meaning given to it in clause 5.1.5 (Increase in Senior Noteholder Commitments) of the relevant Issuer Note Issuance Facility Agreement.
"Rent" means, in relation to a FleetCo, the aggregate Base Rent (or, in the case of Germany, German Base Rent) plus the aggregate Variable Rent payable to it by the relevant Lessee under the relevant Master Lease Agreement.
"Replacement Credit Agreement" means any credit agreement or similar facility entered into by Avis Budget Holdings, LLC, the Parent and/or any affiliate of either entity, that refinances or replaces the Credit Agreement, as such replacement credit agreement may be amended, restated, modified, supplemented or waived from time to time in accordance with its terms.
"Replacement Senior Noteholder" has the meaning given to such term in clause 21.5 (Replacement Senior Noteholder) of the Issuer Note Issuance Facility Agreement and is a Conduit or a Financial Institution which enters into a relevant Senior Noteholder Accession Deed.
"Reporting Date" means the date falling 5 Business Days before a Settlement Date.
"Representative" means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.
"Repurchase Offer and Lease Termination Notice" has the meaning given to such term under clause 5.1 of the Master German Fleet Purchase Agreement.
"Requirement of Law" in respect of any person means:

(a)	any law, treaty, rule, requirement or regulation;

(b)	a notice by or an order of any court having jurisdiction;

(c)	a mandatory requirement of any regulatory authority having jurisdiction; or

(d)	a determination of an arbitrator or Governmental Authority,
in each case applicable to or binding upon that person or to which that person is subject or with which it is customary for it to comply.
"Reservations" means:

(a)
the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors;

(b)	the required perfection of any Security Interest;

(c)	similar principles, rights and defences under the laws of any Relevant Jurisdiction; and

(d)
any other matters which are set out as qualifications or reservations as to matters of law in the legal opinions, each in the form satisfactory to the Transaction Agent, the FleetCo Security Agent and the Issuer Security Trustee and delivered to the Transaction Agent, the FleetCo Security Agent and the Issuer Security Trustee pursuant to the Transaction Documents.

"Restricted Senior Note" means the Senior Notes issued in the form set out in schedule 3A (Restricted Senior Note Certificate) to the Issuer Note Issuance Facility Agreement.

"Restricted Senior Note Certificate" means the note certificate set out in schedule 3A (Restricted Senior Note Certificate) to the Issuer Note Issuance Facility Agreement.
"Revolving Period" means, subject to the terms of the Issuer Note Issuance Facility Agreement, the period when Senior Advances will be available, being a period commencing on the Initial Funding Date and ending on the earliest to occur of:

(i)	the Scheduled Amortisation Commencement Date; and

(ii)	the Rapid Amortisation Commencement Date.
"S&P" means Standard & Poor's Ratings Services (a division of The McGraw‑Hill Companies, Inc.) or any successor to its rating business.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or any European Union member state, in each case to the extent legally applicable.
“Sanctioned Country” means, at any time, a country, government or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, including the Crimea region of Ukraine, Cuba, Iran, North Korea, Sudan and Syria).
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons.
"Scheduled Amortisation" has the meaning given to it in clause 5 (Scheduled Amortisation) of the Framework Agreement.
"Scheduled Amortisation Commencement Date" means the Original Scheduled Amortisation Commencement Date or, if extended in accordance with clause 5.1 (Extension of Revolving Period) of the Framework Agreement, such later date as agreed in writing between the Central Servicer and the Transaction Agent.
"Scheduled Amortisation Period" means the period starting from the Scheduled Amortisation Commencement Date and ending on the earliest to occur of:

(i)	the date on which principal, interest and all other amounts due relating to all outstanding Senior Advances have been irrevocably and unconditionally repaid/paid in full; and

(ii)	the Rapid Amortisation Commencement Date; and

(iii)	the Expected Maturity Date.
"Screen Rate" means the percentage rate per annum determined by the Banking Federation of the European Union for the relevant period displayed on the appropriate page of the Reuters screen. If the agreed page is replaced or service ceases to be available, the Transaction Agent may specify another page or service displaying the appropriate rate after consultation with the Central Servicer and the Senior Noteholders.

"Security" means all or any of the Security Interests created or expressed to be created from time to time constituted by or pursuant to, or evidenced by, the Security Documents.
"Security Document" means each of the Issuer Security Documents, the FleetCo Security Documents and any other document designated a Security Document by the Issuer Security Trustee or the FleetCo Security Agent.
"Security Interest" means:

(a)	a mortgage, charge, pledge, lien, assignation in security, encumbrance or other security interest securing any obligation of any person;

(b)
any arrangement under which money or claims to, or the benefit of, a bank or other account may be applied, set-off or made subject to a combination of accounts so as to effect payment of sums owed or payable to any person; or

(c)	any other type of preferential arrangement (including title transfer and retention arrangements) having a similar effect.
"Senior Advance" means each advance made available to the Issuer under the Issuer Note Issuance Facility Agreement.
"Senior Advance Drawdown Date" means the date of funding of each Senior Advance by the Senior Noteholders pursuant to the relevant Senior Advance Drawdown Notice.
"Senior Advance Drawdown Notice" means a notice substantially in the relevant form set out in the Framework Agreement pursuant to which the Issuer irrevocably requests one or more funding of Senior Advance(s) under the Issuer Note Issuance Facility Agreement.
"Senior Advance Interest Period" means, in respect of a Senior Advance:

(i)
the first (and, if applicable, only) period commencing from (and including) the Senior Advance Drawdown Date of such Senior Advance up to the earlier of (a) the relevant FleetCo Advance Repayment Date or (b) the date falling on (but excluding) the next Settlement Date; and

(ii)	any subsequent period commencing from (and including) such Settlement Date in paragraph (i)(b) above to (but excluding) the relevant Senior Advance Repayment Date, provided that, for the purposes of this definition, the Senior Advance Drawdown Date and the Senior Advance Repayment Date are subject to the Business Day Convention.
"Senior Advance Margin" has the meaning given to such term in each Senior Noteholder Fee Letter.
"Senior Advance Repayment" means in relation to a repayment of an amount of principal of the relevant Senior Note, a payment of principal made by the Issuer to the relevant Senior Noteholder on the Senior Advance Repayment Date of such Senior Advance.
"Senior Advance Repayment Date" means, in respect of a Senior Advance, the repayment date of such advance.
"Senior Issuer Debt" means the Senior Noteholder Debt and the Issuer Hedging Debt.

"Senior Issuer Discharge Date" means the time when the Transaction Agent (following confirmation in writing by each of the Issuer Secured Creditors in respect of the Senior Issuer Debt (if any) owed to it) notifies the Issuer, the Issuer Security Trustee and the Issuer Secured Creditors in writing that it is satisfied that all Senior Issuer Debt has been fully and irrevocably paid or discharged and all commitments of the Issuer Secured Creditors in respect of the Senior Issuer Debt have expired or been cancelled.
"Senior Issuer Finance Parties" means the Senior Noteholders and the Issuer Hedge Counterparties.
"Senior Issuer Transaction Documents" means the Issuer Note Issuance Facility Agreement and the Issuer Hedging Agreements.
"Senior Note Principal Amount Outstanding" means, on any date in respect of a Senior Note, the current principal amount outstanding of such Senior Note as reflected on the Register on such date.
"Senior Noteholder" means each holder of any Senior Notes, including the Initial Senior Noteholders and any Senior Noteholder which accedes to the Issuer Note Issuance Facility Agreement, the Framework Agreement and the Issuer Deed of Charge as specified in the Register from time to time.
"Senior Noteholder Accession Deed" means an accession agreement substantially in the form of part 2 (Form of Senior Noteholder Accession Deed) of schedule 6 (Forms of Accession Deed) of the Framework Agreement.
"Senior Noteholder Available Commitment" means, at any relevant time with respect to a Senior Noteholder, its Senior Noteholder Commitment less the Senior Note Principal Amount Outstanding under the relevant Senior Notes subscribed by it.
"Senior Noteholder Commitment" means, in respect of each Senior Noteholder, the amount set out in the relevant Senior Noteholder Fee Letter.
"Senior Noteholder Commitment Increase Request Amount" has the meaning given to it in clause 5.1.3 (Increase in Senior Noteholder Commitments) of the Issuer Note Issuance Facility Agreement.
"Senior Noteholder Debt" means all present and future moneys, debts and liabilities due, owing or incurred from time to time by the Issuer to any Senior Noteholder under or in connection with any Issuer Transaction Document (in each case, whether alone or jointly, or jointly and severally, with any other person, whether actually or contingently, and whether as principal, surety or otherwise).
"Senior Noteholder Decisions" has the meaning given to it in schedule 5 (Amendments and Waiver Consent Requirements) to the Framework Agreement.
"Senior Noteholder Group" has the meaning given to it in clause 21.6 (Senior Noteholder Groups) of the Issuer Note Issuance Facility Agreement.
"Senior Noteholder Fee Letter" means, in respect of each Senior Noteholder, a letter, the form of which is set out in schedule 2 to the Issuer Note Issuance Facility Agreement.
"Senior Noteholder Minimum Drawing Amount" means, with respect to each Senior Noteholder, Euro 100,000.
"Senior Notes" means the senior variable funding notes issued from time to time pursuant to the Issuer Note Issuance Facility Agreement.

"Senior Notes Maximum Amount" means an amount equal to:

(a)	the aggregate of:

(i)	the Combined Eligible Country Asset Value; and

(ii)	the Issuer Reserves;
less

(b)	the Credit Enhancement Required Amount.
"Senior Recoveries" means the aggregate of all moneys and other assets received or recovered (whether by way of payment, repayment, prepayment, distribution, redemption, purchase or defeasance, in cash or in kind, or the exercise of any set-off or otherwise) from time to time by any Senior Noteholders or Issuer Hedge Counterparties under or in connection with any Senior Issuer Debt.
"Servicer" means the Spanish Servicer, the French Servicer, each Italian Servicer or the Central Servicer (as applicable), together with any successor or replacement appointed in accordance with the relevant Servicing Agreement or Central Servicing Agreement (as applicable).
"Servicer Fee" means, in relation to a FleetCo, the fee payable to the relevant Servicer pursuant to clause 10 of each Italian Servicing Agreement, clause 12 of the Spanish Servicing Agreement, clause 10 of the French Servicing Agreement and clause 10 of the Central Servicing Agreement.
"Servicer Records" means the original and/or any copies of all relevant documents and records, in whatever form or medium, including all computer tapes, files and discs, relating to the Services, including, without limitation, Insurance Policies and an up-to-date list of all Sub-contractors retained by the relevant Servicer specifying their role and their contact details, which list shall include all custodians of Vehicle Documents, transporters of Vehicles, repairers of Vehicles and providers of parking space.
"Servicer Termination Date" means, in respect of a Servicer, the date on which the Servicer's appointment is terminated in accordance with the terms of the relevant Servicing Agreement.
"Servicer Termination Event" has, in respect of the Spanish Servicer, any Italian Servicer, the French Servicer or the Central Servicer, the meaning given to it in clause 15.1.2 of the Spanish Servicing Agreement, clause 13.1.2 of the relevant Italian Servicing Agreement, clause 13.1.2 of the French Servicing Agreement and clause 13.1 of the Central Servicing Agreement respectively.
"Servicer Termination Notice" means the notice served by the FleetCo Security Agent to the Spanish Servicer, any Italian Servicer, French Servicer or the Central Servicer (as applicable) pursuant to clause 15.1 (Termination by notification) of the Spanish Servicing Agreement and clause 13.1 of the relevant Italian Servicing Agreement and French Servicing Agreement.
"Services" means, in respect of a Servicer, the services to be provided by the Servicer set out in schedule 1 (Services) of the relevant Servicing Agreement to which such Servicer is a party and any other service obligations under the Relevant Transaction Documents and, in relation to the services provided by each Italian Opco to Italian FleetCo, the services set out in the relevant Italian Mandate Agreement.
"Service Vehicles" means any Vehicle which is not intended to be rented to a customer of Opco as part of its daily rental business, including, without limitation, any Vehicle which is used by an Opco for transportation of either its customers or vehicles, provided that, for the avoidance of doubt, Vehicles used by the employees of any Avis Europe Group member shall not be Service Vehicles.
"Servicing Agreement" means the Spanish Servicing Agreement, any Italian Servicing Agreement, the French Servicing Agreement or the Central Servicing Agreement (as applicable).
"Servicing Transfer Event" means:

(a)
in Italy, France and Spain, the fulfilment of each of the following conditions: (i) the occurrence of a Servicer Termination Event in respect of any Italian Servicer, French Servicer or the Spanish Servicer (as applicable); (ii) the FleetCo Security Agent determines to serve a notice to terminate the relevant Master Lease Agreement to the relevant Opco (or, in case of Italy, any of the Italian Opcos); and (iii) the FleetCo Security Agent determines to serve a Servicer Termination Notice to the relevant Opco; and

(b)
in Germany and The Netherlands, the fulfilment of each of the following conditions: (i) the occurrence of a Servicer Termination Event in respect of the Central Servicer; (ii) the FleetCo Security Agent determines to serve a notice to terminate the relevant Master Lease Agreement to the relevant Opco; and (iii) the FleetCo Security Agent determines to serve a Servicer Termination Notice to the Central Servicer.

"Settlement Date" means, in respect of each Calculation Period that ends on the last day of the relevant calendar month, the date falling on the 20th of the calendar month immediately following the end of such Calculation Period, and, if such date is not a Business Day, the next Business Day and, for the avoidance of doubt, the first Settlement Date shall be in April 2013.
"Signing Date" means 5 March 2013.
"Spain Repayment Option" means, in respect of a TRO Default, the Country Repayment Option applicable to Spanish Opco and Dutch FleetCo, Spanish Branch, as more particularly set out in clause 6 (Country Repayment Option) of the Framework Agreement.
"Spain TRO Power of Attorney" means the power of attorney dated 5 March 2013 and granted by the Issuer to the attorneys specified therein in respect of the disposal of the Vehicle Fleet in Spain following the exercise of the Spain Repayment Option.
"Spanish Account Bank Agreement" means the account bank agreement between, among others, Dutch FleetCo and the Dutch FleetCo Spanish Account Bank.
"Spanish Account Mandate" has the meaning given to it in clause 4.1 of the Spanish Account Bank Agreement.
"Spanish Civil Procedural Law" means Law 1/2000 of 7 January (Ley de Enjuiciamiento Civil);
"Spanish FleetCo Deed of Charge" means the English law deed of charge pursuant to which, among other things, Dutch FleetCo, Spanish Branch assigns, pledges and otherwise creates a security over all its rights and interests in and to each of the English Transaction Documents to which it is a party, in favour of the FleetCo Security Agent.

"Spanish FleetCo Secured Creditors" means the Issuer, the Dutch FleetCo Spanish Account Bank, the Dutch FleetCo Spanish Account Bank Operator, the FleetCo Spanish Back-up Cash Manager, the Central Servicer, the Spanish Servicer and the FleetCo Security Agent (including any Receiver or Appointee thereof).
"Spanish Master Lease Agreement" means, the master lease agreement dated 5 March 2013 entered into by, amongst others, Dutch FleetCo and Spanish Opco.
"Spanish Obligor" means Spanish Opco and Dutch FleetCo, acting through its Spanish branch.
"Spanish Opco" means Avis Alquile un Coche S.A.
"Spanish Opco Event of Default" means an Event of Default in respect of Spanish Opco as the Relevant Person.
"Spanish Parallel Debt" has the meaning given to it in clause 16.2 (Parallel Debt) of the Framework Agreement.
"Spanish Public Document" means a documento público, being an escritura pública, póliza or efecto intervenido por fedatario public.
"Spanish Servicer" means Spanish Opco.
"Spanish Servicing Agreement" means the servicing and cash management agreement dated 5 March 2013 between, among others, Dutch FleetCo, Spanish Branch and Spanish Opco in respect of Dutch FleetCo, Spanish Branch's operations in Spain.
"Spanish Transaction Document" means any Transaction Document expressed to be governed by Spanish law.
"Spanish Vehicle Documents" means, in respect of Vehicles in Spain, the keys and spare keys to the Vehicles and the registration and technical documents regarding the Vehicles (Permiso de Circulación and Tarjeta de Características Técnicas).
"Specified Business Day" means a day (other than Saturday or Sunday) on which banks are generally open for business in London, New York, Paris, Frankfurt am Main, Madrid, Amsterdam and Milan.
"Specified Office" means, in relation to a Registrar, any office notified in accordance with the relevant Issuer Note Issuance Facility Agreement or with the VFN Funding Agreement.
"Standard & Poor's" or "S&P" means Standard & Poor's Rating Services, a division of Standard & Poor's Credit Markets Service Europe Limited or any successor to its European rating business.
"Sub-contractor" means any sub-contractor, sub-agent, delegate or representative appointed in accordance with clause 4 of each Italian Servicing Agreement, clause 5 of the Spanish Servicing Agreement, clause 5 of the French Servicing Agreement or clause 5 of the Central Servicing Agreement.
"Subordinated Advance Drawdown Notice" means a notice substantially in the relevant form set out in the Framework Agreement pursuant to which the Issuer irrevocably requests one or more funding of Issuer Subordinated Advances under the Issuer Subordinated Facility Agreement.
"Subordinated Debt" means all present and future moneys, debts and liabilities due, owing or incurred from time to time by the Issuer to the Subordinated Lender (in each case, whether alone or jointly, or jointly and severally, with any other person, whether actually or contingently, and whether as principal, surety or otherwise).
"Subordinated Lender" means Avis Finance Company Limited, a private limited company incorporated in England and Wales, as lender to the Issuer under the Issuer Subordinated Facility Agreement.
"Subordinated Lender Event of Default" means any of the following:

(a)
Avis Europe ceasing to own the entire share capital of any Opco or Finco, provided that, if there is a change of control of any Italian Opco, Spanish Opco or French Opco, such cessation of control is not remedied within 30 days of such cessation of control or (in respect of Spanish Opco) the Spain Repayment Option, (in respect of any Italian Opco) the Italy Repayment Option or (in respect of French Opco) the France Repayment Option is not exercised within 30 days of such cessation of control;

(b)
the occurrence of an Avis Europe Change of Control, provided that, for the avoidance of doubt, if all outstanding Senior Advances as of the date of such occurrence (and all accrued but unpaid interest thereon) and all other amounts due to the Senior Noteholders and the other Issuer Secured Creditors (save for the Subordinated Lender) are repaid in full by the Issuer on such date, there shall not be a "Subordinated Lender Event of Default" under this paragraph (b);

(c)	the occurrence of a Parent Change of Control;

(d)
the occurrence and continuation of an "event of default" under the Credit Agreement or Replacement Credit Agreement that is not waived pursuant to the terms of such Credit Agreement or Replacement Credit Agreement;

(e)
the Subordinated Lender's material net economic interest (within the meaning of Article 405 of the CRR) is less than, on an ongoing basis, 5 per cent. or such other figure as shall from time to time be specified in or by reference to Article 405 of the CRR); and

(f)	any Event of Default under paragraph (d), paragraph (h) or paragraph (i) of the definition of "Event of Default".
"Subordinated Recoveries" means the aggregate of all moneys and other assets received or recovered (whether by way of payment, repayment, prepayment, distribution, redemption, purchase or defeasance, in cash or in kind, or the exercise of any set-off or otherwise) from time to time by any Subordinated Lender under or in connection with any Subordinated Debt.
"Subscriber's Cost of Funds" means, in respect of an Interest Period:

(i)	in relation to a Senior Noteholder which is a Financial Institution:

(a)	prior to the service of an Issuer Enforcement Notice, the Applicable EURIBOR; and

(b)	following the service of an Issuer Enforcement Notice to the Issuer, the sum of (x) the Applicable EURIBOR and (y) [REDACTED] per cent. per annum; and

(ii)	in relation to a Conduit Senior Noteholder:

(a)	prior to the service of an Issuer Enforcement Notice, through the ABCP Market, (x) the Relevant Conduit CP Rate for such Conduit Senior Noteholder (other than Jupiter Securitization

Company LLC or another member of the Senior Noteholder Group in respect of Jupiter Securitization Company LLC) during such Interest Period, and (y) for the Senior Noteholder Group in respect of Jupiter Securitization Company LLC as a Senior Noteholder, the Applicable EURIBOR during such Interest Period;

(b)
prior to the service of an Issuer Enforcement Notice, the weighted average rate of interest applicable to the relevant Conduit Senior Noteholder for issuing commercial paper during the relevant Interest Period to fund the purchase and holding of the Senior Notes (including, for the avoidance of doubt, dealers' commissions and hedging costs associated with the issue of the relevant commercial paper), provided that if the rate of interest applicable to a Conduit Senior Noteholder is a discount rate, the Subscriber's Cost of Funds shall be calculated by converting such discount rate to an interest-bearing equivalent rate per annum; and

(c)
prior to the service of an Issuer Enforcement Notice, to the extent that such Conduit Senior Noteholder or a member of the Senior Noteholder Group in respect of Jupiter Securitization Company LLC funds its subscription, purchase and/or holding of the Senior Note held by it during such Interest Period through drawings under a Liquidity Facility Arrangement:

(x)     following an ABCP Market Disruption, the product of:

A.	the sum of (x) the Applicable EURIBOR and (y) [REDACTED] per cent. per annum; and

B.	the percentage of the Senior Notes affected by the ABCP Market Disruption, provided that, in the six months prior to the date on which the ABCP Market Disruption first occurred, such Conduit Senior Noteholder had issued ABCP to finance the Senior Notes held by it;

(y)	for any reason other than those stated in paragraphs (c)(x) and (d) of this definition, the product of:

A.	the Applicable EURIBOR or such rate; and

B.	the percentage of the Senior Notes held by it that is funded by such drawing; and

(d)
in the case of a Conduit Senior Noteholder other than Jupiter Securitization Company LLC or another member of the Senior Noteholder Group in respect of Jupiter Securitization Company LLC, following the service of an Issuer Enforcement Notice to the Issuer, the sum of (x) the Applicable EURIBOR or the Relevant Conduit CP Rate to the extent that such Conduit Senior Noteholder does not draw on its Liquidity Facility Agreement and (y) 2 per cent. per annum or such rate as the parties to the Issuer Note Issuance Facility Agreement may agree between them based on an agreed benchmark;

(e)
in the case of the Senior Noteholder Group in respect of Jupiter Securitization Company LLC, following the service of an Issuer Enforcement Notice to the Issuer, the sum of (x) the Applicable EURIBOR and (y) [REDACTED] per cent. per annum or such rate as the parties to the Issuer Note Issuance Facility Agreement may agree between them based on an agreed benchmark, provided that if a Subscriber’s Cost of Funds determined by reference to the above provision is below zero, such Subscriber's Cost of Funds will be deemed to be zero.
"Subsidiary" means, in relation to any company, corporation or legal entity (a "holding company"), any company, corporation or legal entity:

(a)	which is controlled, directly or indirectly, by the holding company;

(b)	more than half the issued share capital of which is beneficially owned, directly or indirectly, by the holding company; or

(c)	which is a subsidiary of another subsidiary of the holding company, and, for these purposes, a company, corporation or legal entity shall be treated as being controlled by another if that other company, corporation or legal entity is able to direct its affairs and/or to control the composition of its board of directors or equivalent body.
"Substitute Issuer Cash Manager" means any entity which is appointed to perform the Issuer Cash Management Services in place of the Issuer Cash Manager pursuant to clause 11.3 (Substitute Issuer Cash Manager) or clause 11.4 (Condition to Resignation or Termination) of the Issuer Cash Management Agreement and which satisfies the conditions set out in clause 11.6 (Conditions to Appointment of Substitute Issuer Cash Manager) of the Issuer Cash Management Agreement.
"Supplemental Agreement" means each supplemental agreement entered into between the relevant FleetCo and the relevant Vehicle Manufacturers and/or Vehicle Dealers, or in the case of Vehicle purchased in Germany, each vehicle purchase addendum entered into between the German Opco and the relevant Vehicle Manufacturers and/or Vehicle Dealers, which, in each case, supplements and replaces certain terms of the Vehicle Purchase Agreements.
"Supplemental Agreement Report" means a report in a form agreed between the Transaction Agent and the Central Servicer which sets out:

(a)
in respect of Vehicles purchased in Spain, Italy and France, the inclusion in the relevant Supplemental Agreement of provisions the same or substantially the same as clause 4 (Volume Targets and Rebates), clause 7 (Repurchase Obligations unconditional), clauses 8.1.1 and 8.1.3 (Termination), clause 9 (Set-Off), clause 10.2 (Transfer to the Supplier) and clause 12.2 (Assignment by the Supplier) as such clauses are contained schedule 2 to the relevant Servicing Agreement or, in the case of France, schedule 6 to the French Master Lease Agreement.

(b)
in respect of Vehicles purchased in Germany and The Netherlands, the inclusion of set-off provisions in the relevant Supplemental Agreement and in the case of The Netherlands, retention of title provisions in the relevant Supplemental Agreement.

"TARGET2" means the Trans-European Automated Real-Time Gross Settlement Express Transfer payment system which utilises a single shared platform and which was launched on 19 November 2007.
"TARGET Day" means any day on which TARGET2 is open for the settlement of payments in Euro.
"Tax" and "tax" means any tax, levy, impost, duty, assessment or other charge or withholdings of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying the same).

"Tax Authority" means any government, state or municipality or any local, state, federal or other authority, body or official anywhere in the world exercising a fiscal, revenue, customs or excise function.
"Tax Credit" means a credit against, relief or remission for, or repayment of any Tax.
"Tax Deduction" means a deduction or withholding for or on account of Tax other than a FATCA Deduction.
"Tax Deed of Covenant" means the tax deed of covenant dated 5 March 2013 as amended, restated, modified, supplemented or waived from time to time between, among others, the FleetCos, the Opcos, the FleetCo Security Agent, the Issuer and the Issuer Security Trustee, pursuant to which the FleetCos, the Opcos and the Issuer represent, warrant and undertake in respect of certain tax matters.
"Tax on Certain Means of Transport" means the Spanish tax imposed on the registration of certain means of transport as regulated in Law 38/1992, dated 28 December 1992, on special taxes of Spain.
"Tax Payment" means either the increase in any payment made by the Issuer to a Senior Noteholder or by a FleetCo to the Issuer or by French FleetCo to the FCT under the relevant tax gross-up provisions in the relevant Issuer Transaction Documents or FleetCo Transaction Documents (as applicable) or any amount payable under any tax indemnity provisions under the relevant Issuer Transaction Documents or FleetCo Transaction Documents (as applicable).
"Termination Value" means, in relation to a Vehicle and at any time, an amount equal to the Net Book Value of such Vehicle at such time.
"Third Party Holder" means Spanish Opco in its capacity as third party holder under the Third Party Holding Agreement.
"Third Party Holding Agreement" means the holding agreement dated on or about hereof in respect of the Spanish Vehicle fleet in respect of the Public Deed of Pledge and entered into between Spanish Opco, Dutch FleetCo, Spanish Branch and the Issuer.
"Third Party Insolvency Event" means, in respect of a Relevant Third Party, the occurrence of any of the following under any applicable law:

(a)	any corporate action, legal proceedings or other procedure or step is taken or threatened in relation to:

(i)
bankruptcy, insolvency, or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt (including, without limitation, with respect to any Relevant Third Party which is subject to insolvency proceedings in Italy, any liquidazione, procedura concorsuale (fallimento, concordato preventivo, liquidazione coatta amministrativa, amministrazione straordinaria or ristrutturazione industriale delle grandi imprese in stato di insolvenza), cessione dei beni ai creditori or any other similar proceedings)), adjustment, winding-up, examinership, liquidation, dissolution, emergency regulations, legal de-merger, declaration or other relief with respect to it or its debts; or

(ii)	any expropriation, attachment, sequestration, distress or execution affecting any asset or assets of such Relevant Third Party; or

(iii)	any analogous procedure or step is taken or threatened in any jurisdiction;

(b)	the furtherance of, or acquiescence in, any of the acts in paragraph (a) above by such Relevant Third Party;

(c)	the value of the assets of such Relevant Third Party is less than the amount of its liabilities, taking into account its contingent and prospective liabilities;

(d)	such Relevant Third Party is or becomes unable to pay its debts as they fall due or insolvent or such Relevant Third Party admits its inability to pay its debts as they fall due; and

(e)	with respect to any Relevant Third Party which is subject to insolvency proceedings in Germany:

(i)
such Relevant Third Party is unable or admits inability to pay its debts as they fall due, suspends making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness and/or is unable to pay its debts as they fall due (zahlungsunfähig) within the meaning of Section 17 of the German Insolvency Code (Insolvenzordnung);

(ii)	such Relevant Third Party is overindebted (überschuldet) within the meaning of Section 19 of the German Insolvency Code (Insolvenzordnung); and/or

(iii)	a moratorium is declared in respect of any indebtedness of such Relevant Third Party.
"Third Party Insolvency Proceeding" means any corporate action, legal proceedings or other procedure or step is taken in relation to:

(a)
the suspension of payments, a moratorium of any indebtedness, winding-up, examinership, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of any Relevant Third Party;

(b)	a composition, compromise, assignment or arrangement with any creditor of any Relevant Third Party;

(c)
the appointment of a liquidator, receiver, examiner, administrative receiver, administrator, compulsory manager or other similar officer in respect of any Relevant Third Party or any of its assets (including, without limitation, with respect to any Relevant Third Party which is subject to insolvency proceedings in Italy, a curatore, commissario giudiziale, commissario straordinario, commissario liquidatore or any other Relevant Third Party performing the same function) in respect of it or in respect of any of its assets;

(d)	enforcement of any Security over any assets of any Relevant Third Party;

(e)	with respect to any Relevant Third Party which is subject to insolvency proceedings in Germany:

(i)
a petition for insolvency proceedings in respect of its assets (Eröffnungsantrag) has been filed or any event has occurred which constitutes a cause for the initiation of insolvency proceedings (Eröffnungsantrag) as set out in Sections 17 et seq. of the German Insolvency Code (Insolvenzordnung); or

(ii)	any action has been taken pursuant to Section 21 of the German Insolvency Code (Insolvenzordnung) by a competent court;

(f)
with respect to any Relevant Third Party which is subject to insolvency proceedings in France, any "mandat ad hoc", "procédure de conciliation", "procédure de sauvegarde", "procédure de redressement judiciaire", "procédure de liquidation judiciaire" as set out under "LIVRE VI" of the French Code de commerce;

(g)
with respect to any Relevant Third Party which is subject to insolvency proceedings in The Netherlands, any faillissement, surseance van betaling, noodregeling and ontbinding and the appointment of a curator or bewindvoerder;

(h)
with respect to any Relevant Third Party which is subject to insolvency proceedings in Italy, any bankruptcy proceedings (faillimento) or any other insolvency proceedings (procedura concorsuale) provided under Italian Royal Decree 16 March 1942, No. 267, including any arrangement with creditors prior to bankruptcy (accordo di ristrutturazione di debiti and/or piano di risanamento attestato and/or concordato preventive and/or transazione fiscale), or any analogous procedure or step is taken in respect of the Relevant Third Party in any jurisdiction.
In respect of a Relevant Third Party in Spain, a reference in this definition to:

(a)	a "suspension of payments" includes any concurso;

(b)	a "liquidator" includes a liquidador;

(c)	an "administrative receiver" includes an administrador judicial; and

(d)
any "other procedure or step" includes solicitud de inicio de procedimento de concurso, auto de declaración de concurso, convenio judicial o extrajudicial con acreedores and transacción judicial o extrajudicial.

"Third Party Purchase Price" means the amount paid by a Vehicle Manufacturer, Vehicle Dealer or any other third party purchaser on the sale of a Non-Programme Vehicle by German Opco or Dutch FleetCo (as applicable) in respect of the Vehicle Fleet in The Netherlands only to that person, plus VAT.
"Third Party Purchase Price VAT Amount" shall have the meaning as ascribed to such term in clause 6.6 of the Master German Fleet Purchase Agreement.
"Total Senior Noteholder Commitments" means €1,400,000,000 on the Amendment Date as increased or decreased pursuant to clause 5 (Increase in and Intra-Senior Noteholder Group Transfer of Senior Noteholder Commitments) of the Issuer Note Issuance Facility Agreement.
"Transaction Agent" means Crédit Agricole Corporate and Investment Bank.
"Transaction Agent Fee Letter" means the fee letter between the Initial Senior Noteholders and CACIB in respect of CACIB's appointment as the Transaction Agent and the FleetCo Security Agent.
"Transaction Documents" means the Issuer Transaction Documents, the FleetCo Transaction Documents and the Avis Europe Payment Guarantee.
"Transaction Party" means any Party to any Transaction Document.
"Treasury Transaction" means any currency or interest rate purchase, cap or collar agreement, forward rate agreement, interest rate agreement, index linked agreement, interest rate or currency or future or option contract, foreign exchange or currency purchase or sale agreement, interest rate swap, currency swap, basis rate swap or combined similar agreement or any derivative transaction protecting against or benefiting from fluctuations in any rate, index or price.
"TRO Defaults" means the Potential Events of Default in relation to which the Italy Repayment Option, Spain Repayment Option and/or France Repayment Option are available.
"TRO Proceeds Confirmation" means the confirmation by the Issuer (or the Issuer Cash Manager on its behalf) to the Central Servicer, Finco and the Transaction Agent that the Issuer has received:

(i)	in respect of a Spain Repayment Option, the amounts set out in clause 6.2.1(ii) (Spain) of the Framework Agreement;

(ii)	in respect of an Italy Repayment Option, the amounts set out in clause 6.2.2(ii) (Italy) of the Framework Agreement; and

(iii)	in respect of a France Repayment Option, the amounts set out in clause 6.2.3(ii) (France) of the Framework Agreement.
"Turn-back Date" means, in relation to a Programme Vehicle, the date on which such Programme Vehicle is returned to and accepted by the relevant Vehicle Manufacturer or Vehicle Dealer pursuant to the terms of the relevant Vehicle Dealer Buy-Back Agreement or Vehicle Manufacturer Buy-Back Agreement.
"UNCITRAL Regulations" means the Cross-Border Insolvency Regulations 2006, SI2006/1030.
"Unpaid Sum" means any sum due and payable by the Issuer under any Transaction Document but unpaid.
"Unrestricted Senior Note" means the Senior Notes issued in the form set out in schedule 3 (Unrestricted Senior Note Certificate) to the Issuer Note Issuance Facility Agreement.
"Unrestricted Senior Note Certificate" means the note certificate set out in schedule 3 (Unrestricted Senior Note Certificate) to the Issuer Note Issuance Facility Agreement.
"US Tax Obligor" means:

(a)	an Avis Obligor, a FleetCo or the Issuer that is resident for tax purposes in the United States of America; or

(b)	an Avis Obligor, a FleetCo or the Issuer some or all of whose payments under the Transaction Documents are from sources within the United States for US federal income tax purposes.
"Value Added Tax Group" means a VAT group permitted under Article 11 of Council Directive 2006/112/EC.
"Van" means a covered boxlike motor vehicle, having at least four wheels and typically having a rear door and/ or sliding doors on the side panels, used for the carriage of people.
"Variable Funding Notes" means the variable funding note issued by the FCT on the Initial French Funding Date pursuant to the VFN Funding Agreement.
"Variable Rent" means, in respect of all Vehicles leased to the Lessee under the relevant Master Lease Agreement on any date during a Calculation Period, on any Lease Payment Date, or any other date on which accrued rent is due and payable (such date being, for the purpose of this definition only, a Lease Payment Date):

(i)
the sum of all amounts payable by the relevant FleetCo under the applicable FleetCo Priority of Payments (in each case excluding any part thereof which represents VAT and excluding further (x) principal due and payable in respect of the relevant FleetCo Facility Agreement or any VAT Loan Agreement, (y) any amounts which are payable by the relevant FleetCo but for which such FleetCo has been indemnified by, or has otherwise received amounts from, the Lessee pursuant to the relevant Master Lease Agreement or Servicing Agreement and (z) item (e)(i) of the relevant FleetCo Pre-Enforcement Priority of Payments and item (d) of the relevant FleetCo Post-Enforcement Priority of Payments);

plus (in respect of Vehicles in Spain, The Netherlands and Italy only)

(ii)	any Monthly Risk Vehicle Loss;
minus (in respect of Vehicles in Spain, The Netherlands and Italy only)
(iii)    any Monthly Risk Vehicle Profit.
"VAT" means:

(a)	any tax imposed in compliance with the council directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and

(b)	any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) above or elsewhere.
"VAT Amount" shall have the meaning as ascribed to such term in clause 6.4 of the Master German Fleet Purchase Agreement.
"VAT Component" shall have the meaning assigned to it in clause 4.3 of the Master German Fleet Purchase Agreement.
"VAT Component and Charge Costs Component Trust Account" means the account with account number 100-9644667-05 in the name of Dutch FleetCo into which the VAT Component and the Charge Costs Component are paid by German Opco pursuant to the terms of the German Trust Agreement.
"VAT Loan Advance" means the principal amount of each advance made or to be made under a VAT Loan Agreement.
"VAT Loan Advance Drawdown Notice" means a duly completed notice substantially in the form set out in schedule 1 (VAT Loan Utilisation Request) to each VAT Loan Agreement.
"VAT Loan Agreement" means (i) in respect of Italian FleetCo, any Italian VAT Loan Agreement and (ii) in respect of Dutch FleetCo in relation to its Vehicle Fleet in The Netherlands only, the Dutch VAT Loan Agreement.
"VAT Loan Borrower" means Italian FleetCo and/or Dutch FleetCo in relation to its Vehicle Fleet in The Netherlands only, respectively.
"VAT Loan Facility" means each facility made available to a VAT Loan Borrower by an Italian VAT Lender under an Italian VAT Loan Agreement.

"VAT Payables" means, at any time and in relation to Dutch FleetCo, Spanish Branch and French FleetCo, the aggregate of all VAT payments owed by it to the Spanish Tax Authority or French Tax Authority, respectively at such time.
"VAT Payables Amount" means, in relation to Dutch FleetCo, Spanish Branch and French FleetCo, the aggregate amount of its VAT Payables in Spain and France, respectively.
"VAT Receivables" means in relation to Dutch FleetCo, Spanish Branch and French FleetCo, the aggregate of all VAT repayments owed by the Spanish Tax Authority to Dutch FleetCo, Spanish Branch and the French Tax Authority to French FleetCo, respectively, in respect of which evidence satisfactory to the Transaction Agent (acting reasonably) has been received that such VAT repayment is owed to Dutch FleetCo, Spanish Branch or French FleetCo, as applicable, but excluding any VAT repayment in respect of which security in form and substance acceptable to the FleetCo Security Agent and the Transaction Agent has not been provided to the Transaction Agent and the FleetCo Security Agent in accordance with the Security Documents.
"Vehicle" means any Passenger Car, Van or Light Truck.
"Vehicle Dealer" means, in relation to any Vehicle, the dealership (being an entity which is in the business of buying and selling cars and which is not a member of any Vehicle Manufacturer Group) which sells or buys such Vehicle to or from the relevant FleetCo (or, in the case of Germany, German Opco and, in the case of The Netherlands, Dutch Opco).
"Vehicle Dealer Agreements" means Vehicle Dealer Buy-Back Agreements and Vehicle Dealer Purchase Agreements.
"Vehicle Dealer Buy-Back Agreement" means, in relation to any FleetCo (or, in the case of Germany, German Opco and, in the case of The Netherlands, Dutch Opco), any agreement providing for a buy-back commitment by such Vehicle Dealer of Vehicles purchased by such FleetCo (or, in the case of Germany, German Opco and, in the case of The Netherlands, Dutch Opco and subsequently sold to Dutch FleetCo).
"Vehicle Dealer Purchase Agreement" means:

(i)
(in respect of Dutch FleetCo, Spanish Branch, French FleetCo and Italian FleetCo) any purchase agreement between such FleetCo and a Vehicle Dealer entered into prior to the date hereof with respect to any Vehicle;

(ii)
(in respect of Dutch FleetCo, Spanish Branch, French FleetCo and Italian FleetCo) any purchase agreement between such FleetCo and a Vehicle Dealer entered into on or after the date hereof with respect to any Vehicle in Spain, France, The Netherlands or Italy, provided that such agreement is consistent with the Vehicle Dealer Purchase Agreement existing on the Signing Date with such Vehicle Dealer (if any) taking into consideration any change in the relevant Vehicle Dealer's policy or, in the absence of such Vehicle Dealer Purchase Agreement, is in form and substance satisfactory to the Transaction Agent (acting reasonably) and is consistent with other Vehicle Dealer Purchase Agreements of such FleetCo;

(iii)
in respect of Dutch FleetCo only and in respect of any Vehicle in Germany, any purchase agreement between German Opco and a Vehicle Dealer entered into on or after the date hereof with respect to any Vehicle in Germany, provided that such agreement is consistent with the Vehicle Dealer Purchase Agreement existing on the Signing Date with such Vehicle Dealer (if any) taking into consideration any change in the relevant Vehicle Dealer's policy or, in the absence of such Vehicle Dealer Purchase

Agreement, is in form and substance satisfactory to the Transaction Agent (acting reasonably) and is consistent with other Vehicle Dealer Purchase Agreements of German Opco; and

(iv)
in respect of Dutch FleetCo only and in respect of any Vehicle in The Netherlands, any purchase agreement between Dutch Opco, Dutch FleetCo and a Vehicle Dealer entered into on or after the date hereof with respect to any Vehicle in The Netherlands, provided that such agreement is consistent with the Vehicle Dealer Purchase Agreement existing on the Signing Date with such Vehicle Dealer (if any) taking into consideration any change in the relevant Vehicle Dealer's policy or, in the absence of such Vehicle Dealer Purchase Agreement, is in form and substance satisfactory to the Transaction Agent (acting reasonably) and is consistent with other Vehicle Dealer Purchase Agreements of Dutch Opco).

"Vehicle Dealer Receivables" means, at any time and in relation to any FleetCo (or, in the case of Germany, German Opco), the aggregate of the unpaid portion of all amounts (excluding amounts in respect of VAT) owed by any Vehicle Dealer to such FleetCo (or, in the case of Germany, German Opco) at such time pursuant to the disposition by such FleetCo (or, in the case of Germany, German Opco) of any Vehicle under any Vehicle Dealer Buy-Back Agreement.
"Vehicle Documents" means the German Vehicle Documents, the Italian Vehicle Documents, the French Vehicle Documents, the Dutch Vehicle Documents and the Spanish Vehicle Documents.
"Vehicle Fleet" means, at any Calculation Date or (if relevant) the Intra-Month Cut-Off Date and in relation to any Country, all Vehicles that have been delivered to, or to the order of, the relevant FleetCo and that are legally owned by such FleetCo free and clear of all liens (other than a retention of title in favour of the corresponding Vehicle Manufacturer or Vehicle Dealer (as applicable)).
"Vehicle Manufacturer" means, in relation to any Vehicle:

(a)
any member of a Vehicle Manufacturer Group who is party to a Vehicle Manufacturer Purchase Agreement in respect of such Vehicle with (i) in respect of Spain, France, The Netherlands and Italy, any relevant FleetCo and (ii) in respect of Germany and The Netherlands, German Opco and Dutch Opco respectively; or

(b)
a vehicle manufacturer who is not a member of a Vehicle Manufacturer Group and who is party to a Vehicle Manufacturer Purchase Agreement in respect of such Vehicle with (i) in respect of Spain, France, The Netherlands and Italy, any relevant FleetCo and (ii) in respect of Germany and The Netherlands, German Opco and Dutch Opco respectively.

"Vehicle Manufacturer Agreements" means Vehicle Manufacturer Buy-Back Agreements and Vehicle Manufacturer Purchase Agreements.
"Vehicle Manufacturer Buy-Back Agreement" means, in relation to any FleetCo, any agreement between such FleetCo (or, in respect of Vehicles in Germany, German Opco and, in respect of Vehicles in The Netherlands, Dutch Opco) and a Vehicle Manufacturer and providing for a buy-back commitment by such Vehicle Manufacturer in favour of or for the benefit of such FleetCo (or, in respect of Vehicles in Germany, German Opco).
"Vehicle Manufacturer Event of Default" means, with respect to any Vehicle Manufacturer, either of the following circumstances:

(i)	the relevant Vehicle Manufacturer has failed to pay when due pursuant to the terms of the relevant Vehicle Manufacturer Programmes and:

(a)	such failure continues unremedied for a period of 30 calendar days or more, the Euro Equivalent of €30,000,000 at such time;

(b)
such amounts are not being contested in good faith by such Vehicle Manufacturer as evidenced in writing questioning the accuracy of amounts paid or payable with respect to certain Vehicles subject to Vehicle Manufacturer Programmes entered into by such Vehicle Manufacturer, (but excluding amounts arising pursuant to a general repudiation by such Vehicle Manufacturer of all of its obligations under all of its Vehicle Manufacturer Programmes with such FleetCo); and

(c)	such FleetCo has not established an adequate reserve (as determined by such FleetCo, acting reasonably) in respect of such amounts; or

(ii)
any of the Vehicle Manufacturer Insolvency Events, Vehicle Manufacturer Insolvency Proceedings or Execution or Distress Events occurs in respect of such Vehicle Manufacturer and/or the Vehicle Manufacturer Group Head Entity of the Vehicle Manufacturer Group of which such Vehicle Manufacturer is a member.

"Vehicle Manufacturer Group" means each vehicle manufacturer group identified as such in schedule 17 (Vehicle Manufacturer Group Table) to the Framework Agreement as such schedule may be amended from time to time as provided for therein, it being provided that each such Vehicle Manufacturer Group shall include (a) the relevant Vehicle Manufacturer Group Head Entity set out in the relevant column in the above-mentioned table opposite that group, (b) the relevant Vehicle Manufacturer Group Rating Entity set out in the relevant column in the above-mentioned table opposite that Vehicle Manufacturer Group (if any) and (c) any Subsidiary of such Vehicle Manufacturer Group Head Entity (and each such entity shall be a "member" of such Vehicle Manufacturer Group).
"Vehicle Manufacturer Group Head Entity" has the meaning ascribed to it in the table set out in schedule 17 (Vehicle Manufacturer Group Table) to the Framework Agreement as such schedule may be amended from time to time as provided for therein with respect to the relevant Vehicle Manufacturer Group.
"Vehicle Manufacturer Group Rating Entity" has the meaning ascribed to it in the table set out in schedule 17 (Vehicle Manufacturer Group Table) to the Framework Agreement as such schedule may be amended from time to time as provided for therein with respect to the relevant Vehicle Manufacturer Group.
"Vehicle Manufacturer Guarantee" means, in relation to any Vehicle Dealer and any Vehicle Dealer Buy-Back Agreement, any guarantee granted by a Vehicle Manufacturer benefiting any FleetCo (or, in the case of Germany, German Opco and, in the case of The Netherlands, Dutch FleetCo and Dutch Opco) with respect to the obligations of such Vehicle Dealer under such Vehicle Dealer Buy-Back Agreement, which guarantee, if entered into after the date hereof, shall be in form and substance satisfactory to the Transaction Agent (acting reasonably).
"Vehicle Manufacturer Insolvency Event" means, in relation to any Vehicle Manufacturer, the occurrence of any of the following under any applicable law:

(a)	any corporate action, legal proceedings or other procedure or step is taken or threatened in relation to:

(i)
bankruptcy, insolvency or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent (including, without limitation, with respect to any Vehicle Manufacturer which is subject to insolvency proceedings in Italy, any liquidazione, procedura concorsuale (fallimento, concordato preventivo, liquidazione coatta amministrativa, amministrazione straordinaria or ristrutturazione industriale delle grandi imprese in stato di insolvenza), cessione dei beni ai creditori or any other similar proceedings)), adjustment, winding-up, examinership, liquidation, dissolution, emergency regulations, legal de-merger, declaration or other relief with respect to it or its debts; or

(ii)	any expropriation, attachment, sequestration, distress or execution affecting any asset or assets of such Vehicle Manufacturer; or

(iii)	enforcement of any Security Interests over any assets of such Vehicle Manufacturer, or any analogous procedure or step is taken or threatened in any jurisdiction;

(b)	the furtherance of, or acquiescence in, any of the acts in paragraph (a) above by such Vehicle Manufacturer;

(c)	the value of the assets of such Vehicle Manufacturer is less than the amount of its liabilities, taking into account its contingent and prospective liabilities;

(d)	such Vehicle Manufacturer is or becomes unable to pay its debts as they fall due or insolvent or such Vehicle Manufacturer admits its inability to pay its debts as they fall due; and

(e)	with respect to any Vehicle Manufacturer which is subject to insolvency proceedings in Germany:

(i)
such Vehicle Manufacturer is unable or admits inability to pay its debts as they fall due, suspends making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness and/or is unable to pay its debts as they fall due (zahlungsunfähig) within the meaning of Section 17 of the German Insolvency Code (Insolvenzordnung);

(ii)	such Vehicle Manufacturer is overindebted (überschuldet) within the meaning of Section 19 of the German Insolvency Code (Insolvenzordnung); and/or

(iii)	a moratorium is declared in respect of any indebtedness of such Vehicle Manufacturer.
"Vehicle Manufacturer Insolvency Proceeding" means any corporate action, legal proceedings or other procedure or step is taken in relation to:

(a)
the suspension of payments, a moratorium of any indebtedness, winding-up, examinership, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of any Vehicle Manufacturer;

(b)	a composition, compromise, assignment or arrangement with any creditor of any Vehicle Manufacturer;

(c)
the appointment of a liquidator, receiver, examiner, administrative receiver, administrator, compulsory manager or other similar officer in respect of any Vehicle Manufacturer or any of its assets (including, without limitation, with respect to any Vehicle Manufacturer which is subject to insolvency proceedings in Italy, a curatore, commissario giudiziale, commissario straordinario, commissario liquidatore or any other Vehicle Manufacturer performing the same function);

(d)	enforcement of any Security over any assets of any Vehicle Manufacturer;

(e)	with respect to any Vehicle Manufacturer which is subject to insolvency proceedings in Germany:

(i)
a petition for insolvency proceedings in respect of its assets (Eröffnungsantrag) has been filed or any event has occurred which constitutes a cause for the initiation of insolvency proceedings (Eröffnungsantrag) as set out in Sections 17 et seq. of the German Insolvency Code (Insolvenzordnung); or

(ii)	any action has been taken pursuant to Section 21 of the German Insolvency Code (Insolvenzordnung) by a competent court;

(f)
with respect to any Vehicle Manufacturer which is subject to insolvency proceedings in France, any "mandat ad hoc", "procédure de conciliation", "procédure de sauvegarde", "procédure de redressement judiciaire", "procédure de liquidation judiciaire" as set out under "LIVRE VI" of the French Code de commerce;

(g)
with respect to any Vehicle Manufacturer which is subject to insolvency proceedings in The Netherlands, any faillissement, surseance van betaling, noodregeling and ontbinding and the appointment of a curator or bewindvoerder;

(h)
with respect to any Vehicle Manufacturer which is subject to insolvency proceedings in Italy, any bankruptcy proceedings (faillimento) or any other insolvency proceedings (procedura concorsuale) provided under Italian Royal Decree 16 March 1942, No. 267, including any arrangement with creditors prior to bankruptcy (accordo di ristrutturazione di debiti and/or piano di risanamento attestato and/or concordato preventive and/or transazione fiscale), or any analogous procedure or step is taken in respect of the Vehicle Manufacturer in any jurisdiction.
In respect of a Vehicle Manufacturer in Spain, a reference in this definition to:
(a)    a "suspension of payments" includes any concurso;
(b)    a "liquidator" includes a liquidador;
(c)    an "administrative receiver" includes an administrador judicial; and

(d)
any "other procedure or step" includes solicitud de inicio de procedimento de concurso, auto de declaración de concurso, convenio judicial o extrajudicial con acreedores and transacción judicial o extrajudicial.

"Vehicle Manufacturer Programme" means, in relation to any FleetCo and any Vehicle Manufacturer, any Vehicle Manufacturer Buy-Back Agreement to which such Vehicle Manufacturer and such FleetCo (or, in the case of Germany, German Opco and, in the case of The Netherlands, Dutch FleetCo and Dutch Opco) are parties and any Vehicle Manufacturer Guarantee from which such FleetCo (or, in the case of Germany, German Opco and, in the case of The Netherlands, Dutch FleetCo and Dutch Opco) benefits.

"Vehicle Manufacturer Purchase Agreement" means, in relation to any FleetCo:

(a)	any purchase agreement between such FleetCo and a Vehicle Manufacturer entered into prior to the date hereof with respect to any Vehicle; and

(b)
any purchase agreement between such FleetCo and a Vehicle Manufacturer entered into on or after the date hereof with respect to any Vehicle, provided that such agreement is consistent with the Vehicle Manufacturer Purchase Agreement and Vehicle Manufacturer Buy-Back Agreement existing on the Signing Date with such Vehicle Manufacturer (if any) taking into consideration any change in the relevant Vehicle Manufacturer's policy or, in the absence of such Vehicle Manufacturer Purchase Agreement, is in form and substance satisfactory to the Transaction Agent (acting reasonably) and is consistent with other Vehicle Manufacturer Purchase Agreements of such FleetCo.

"Vehicle Manufacturer Receivables" means, at any time and in relation to any Country, the aggregate of all amounts (excluding amounts in respect of VAT and volume bonuses) owed by any Vehicle Manufacturer in such Country to the relevant FleetCo) in respect of the Vehicle Fleet in such Country at such time pursuant to the disposition by such FleetCo) of any Vehicle under any Vehicle Manufacturer Buy-Back Agreement and to any Vehicle Manufacturer Guarantee.
"Vehicle Manufacturer Repurchase Price" means, in relation to a Vehicle, the purchase price or other consideration payable by the relevant Vehicle Manufacturer or Vehicle Dealer to (in respect of Vehicles in Italy, France, The Netherlands or Spain) the relevant FleetCo or (in respect of Vehicles in Germany) German Opco (or a person determined by German Opco) for the repurchase by the Vehicle Manufacturer or Vehicle Dealer of such Vehicle, as provided for in the relevant Vehicle Manufacturer Agreement or Vehicle Dealer Agreement, plus VAT.
"Vehicle Purchasing Agreement" means an agreement pursuant to which a FleetCo, Dutch Opco or German Opco purchases Vehicles from a Vehicle Manufacturer or Vehicle Dealer.
"Vehicle Ratio" means, in respect of a Vehicle on a Lease Determination Date, the Net Book Value of such Vehicle on the Calculation Date immediately preceding such Lease Determination Date divided by the Borrower Vehicle Fleet NBV in relation to such FleetCo on such Calculation Date.
"Vehicle Request Notice" means the vehicle request notice in the form of schedule 2 (Form of Vehicle Request Notice) to the relevant Master Lease Agreement.
"Vehicle Schedule" means, in relation to the Spanish Master Lease Agreement, an Individual Vehicle Schedule or a Global Vehicle Schedule, in relation to the French Master Lease Agreement, a vehicle schedule substantially in the form of schedule 3 to the French Master Lease Agreement, in relation to the Avis Italian Master Lease Agreement, a vehicle schedule substantially in the form of schedule 3 to the Avis Italian Master Lease Agreement and in relation to the Maggiore Italian Master Lease Agreement, a Maggiore vehicle schedule substantially in the form of schedule 3 to the Maggiore Italian Master Lease Agreement.
"VFN Advance" means each advance made available to the FCT under the VFN Funding Agreement and by which the VFN Principal Amount Outstanding is increased.
"VFN Advance Drawdown Date" means the date of funding of each VFN Advance by the Issuer pursuant to the relevant VFN Advance Drawdown Notice.

"VFN Advance Drawdown Notice" means a notice substantially in the relevant form set out in the Framework Agreement pursuant to which the FCT irrevocably requests one or more funding of VFN Advance(s) under the VFN Funding Agreement.
"VFN Final Repayment Date" has the meaning ascribed to such terms in clause 7.1.1 of the VFN Funding Agreement.
"VFN Funding Agreement" means the VFN funding agreement entered into between the Issuer and the FCT.
"VFN Funding Agreement Purchase Option" has the meaning given to it in clause 6.2.3(vii) of the Framework Agreement.
"VFN Note Certificate" means the note certificate set out in Schedule 1 to the VFN Funding Agreement.
"VFN Principal Amount Outstanding" means, on any date in respect of the Variable Funding Note, the current principal amount outstanding of such Variable Funding Note as reflected on the FCT Register on such date.
"VFN Repayment" means a payment of principal under the VFN Funding Agreement made by the FCT to the Issuer on the VFN Repayment Date and by which the VFN Principal Amount Outstanding is decreased.
"Voluntary Insolvency Event" means:

(i)
the occurrence of an event referred to in paragraph (c) or paragraph (e) under the definition of "Insolvency Proceedings" in respect of any Italian Opco, Italian FleetCo, Dutch Opco, French Opco, French FleetCo or Spanish Opco, provided that:

(a)
the reference to a meeting of such person in paragraph (c) shall mean a meeting convened by the directors of the relevant Italian Opco, Italian FleetCo, Dutch Opco, French Opco, French FleetCo or Spanish Opco; and

(b)
the reference to protection granted (including any moratorium) from its creditors under paragraph (e) shall mean protection granted by or at the request of the relevant Italian Opco, Italian FleetCo, Dutch Opco, French Opco, French FleetCo or Spanish Opco or any of their directors;

(ii)
(A) the occurrence of an event referred to in paragraph (b)(i)(y) under the definition of "Insolvency Proceedings" in respect of any Italian Opco, Dutch Opco, French Opco and Spanish Opco or (B) the occurrence of an event referred to in paragraph (b)(i)(x) or paragraph (b)(ii) under the definition of "Insolvency Proceedings" in respect of Italian FleetCo or French FleetCo, provided, in each case, that the reference to a corporate action, legal proceedings or other procedure or step of such person in the relevant sub-paragraph (b) of the definition of "Insolvency Proceedings" shall mean a corporate action, legal proceedings or other procedure or step taken by or at the request of any Italian Opco, Italian FleetCo, Dutch Opco, French Opco, French FleetCo or Spanish Opco (as applicable) or any of their directors;

(iii)
the occurrence of an event in respect of any Italian Opco, Italian FleetCo, Dutch Opco, French Opco, French FleetCo or Spanish Opco referred to in paragraph (i) of the definition of "Insolvency Proceedings" which has an effect equivalent or substantially similar to any of those mentioned in paragraph (b)(i)(y), paragraph (b)(i)(x), paragraph (b)(ii), paragraph (c) or paragraph (e) of the definition of "Insolvency Proceedings", as applicable, in each case where such event occurs at the request of or on the application by the directors of the relevant Italian Opco, Italian FleetCo, Dutch Opco, French Opco, French FleetCo or Spanish Opco;

(iv)
the occurrence of an event referred to in paragraph (g) of the definition of "Insolvency Proceedings" in respect of any Italian Opco, Italian FleetCo, Dutch Opco, French Opco, French FleetCo or Spanish Opco where the Insolvency Official referred to therein is appointed at the request of, or the application to appoint the Insolvency Officer referred to therein has been made by, the directors of the relevant Italian Opco, Italian FleetCo, Dutch Opco, French Opco, French FleetCo or Spanish Opco; or

(v)	any Italian Opco, Italian FleetCo, Dutch Opco, French Opco, French FleetCo or Spanish Opco is or becomes Insolvent as per paragraph (b) or paragraph (c) of the definition of "Insolvent".
"Voting Stock" means, with respect to any person, the common stocks or membership interests of such person and any other security of, or ownership interest in, such person having ordinary voting power to elect a majority of the board of directors or a majority of the managers (or other persons serving similar functions) of such person.
"Weighted Average Exposure Rate" means, in respect of all the outstanding Treasury Transactions entered into by the Issuer, the weighted average of:

(i)
in the case of an interest rate Treasury Transaction, the fixed rate (per annum) payable by the Issuer to the Issuer Hedge Counterparties as scheduled payments in accordance with the relevant Issuer Hedging Agreement; and

(ii)	in the case of an interest rate cap Treasury Transaction, the interest rate cap rate (per annum) set out in the relevant Issuer Hedging Agreement, pro rata to the Notional Amount (as defined in the relevant Confirmations (as defined in the relevant Issuer Hedging Agreement)) of such Treasury Transaction.

2	Principles of Interpretation and Construction
Each of the Parties agrees that in any agreement, deed or other document expressly stating that it shall be construed and interpreted in accordance with the provisions of this Clause 2 (Principles of Interpretation and Construction) (a "Relevant Document"):

2.1	references to:

(i)	such Relevant Document:

(a)
are to such Relevant Document (as from time to time amended, varied, supplemented, modified, suspended, assigned or novated, in each case, however fundamental and in accordance with such Relevant Document) and any other document executed in accordance with such Relevant Document (as from time to time so amended, varied, supplemented, modified, suspended, assigned or novated, in each case, however fundamental) and expressed to be supplemental to such Relevant Document; and

(b)	include its Schedules and references to paragraphs, clauses, Recitals, or Schedules are (unless specified otherwise) references to such provisions of such Relevant Document;

(ii)
any other agreement, deed, instrument, licence, code or other document, or to a provision contained in any of these, shall be construed, at the particular time, as a reference to it as it may then have been amended, varied, supplemented, modified, suspended, assigned or novated, in each case, however fundamental and, in respect of the FleetCo Facility Agreements, the VFN Funding Agreement and the Issuer Note Issuance Facility Agreement, shall include all amendments, variations, supplements, modifications, suspensions, assignments or novations providing for further FleetCo Advances or Senior Advances (as applicable);

(iii)	any party to any Transaction Document include its successors in title, permitted assigns and permitted transferees;

(iv)	"Senior Notes" are to the Senior Notes for the time being outstanding and include any replacement Senior Notes issued pursuant to the Issuer Note Issuance Facility Agreement;

(v)	fees, costs, charges or expenses include any value added, turnover or similar tax charged in respect thereof;

(vi)
an action, remedy or method of judicial proceedings for the enforcement of creditors' rights include references to the action, remedy or method of judicial proceedings in jurisdictions other than England as shall most nearly approximate thereto;

(vii)	a statute or statutory provision include that statute or provision as from time to time modified, re-enacted or consolidated;

(viii)	a "judgment" include any order, injunction, determination, award or other judicial or arbitral measure in any jurisdiction;

(ix)	a "person" include any company, partnership or unincorporated association (whether or not having separate legal personality);

(x)	a "company" include any company, corporation or body corporate, wherever incorporated;

(xi)	"assets" include present and future properties, revenues and rights of every description;

(xii)	"indebtedness" include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(xiii)
a "regulation" include any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

(xiv)	"the service of an Issuer Enforcement Notice" mean the giving of an Issuer Enforcement Notice to the Issuer in accordance with clause 8.1 (Notification of Enforcement) of the Issuer Deed of Charge;

(xv)
"the service of an FleetCo Enforcement Notice" mean the giving of a FleetCo Enforcement Notice to the relevant FleetCo in accordance with clause 8.1 (Notification of Enforcement) of the relevant FleetCo Deed of Charge;

(xvi)
"the FleetCo in a/each/the relevant/such Country" shall mean, in the context of Dutch FleetCo, either Dutch FleetCo's Vehicle Fleet in Germany, Dutch FleetCo's Vehicle Fleet in The Netherlands or Dutch FleetCo, Spanish Branch's Vehicle Fleet in Spain, as applicable;

(xvii)
"Dutch FleetCo" shall, in the context of Dutch FleetCo's activities in relation to the Spanish Vehicle Fleet, mean Dutch FleetCo, Spanish Branch and, in all other contexts, Dutch FleetCo acting through its headquarters in The Netherlands, provided further that, for the avoidance of doubt, a reference to Dutch FleetCo in the Transaction Documents shall always be a reference to the Dutch FleetCo in relation to its Vehicle Fleet in Spain, Germany or The Netherlands and provided further that a reference to Dutch FleetCo's Vehicle Fleet in the Netherlands shall mean the Vehicle Fleet Dutch FleetCo has purchased from Dutch Opco, a reference to Dutch FleetCo's Vehicle Fleet in Germany shall mean the Vehicle Fleet Dutch FleetCo has purchased from German Opco and a reference to Dutch FleetCo, Spanish Branch's Vehicle Fleet in Spain shall mean the Vehicle Fleet owned by Dutch FleetCo, Spanish Branch, as the context may require, unless expressly specified otherwise;

(xviii)
in respect of a Country Repayment Option, a Spain Repayment Option, an Italy Repayment Option or a France Repayment Option, "exercise", "exercises" or "exercised" shall mean the delivery of the TRO Proceeds Confirmation by the Issuer (or the Issuer Cash Manager on its behalf) to the Transaction Agent, the Central Servicer and Finco in accordance with clause 6 (Country Repayment Option) of the Framework Agreement;

(xix)	an "Act" of parliament or any other governmental authority is a reference to such act as amended superseded, supplemented or replaced from time to time;

(xx)	an "amendment" includes a supplement, novation, restatement or re-enactment and "amended" will be construed accordingly;

(xxi)	an "approval" shall be construed as a reference to any approval, consent, authorisation, exemption, permit, licence, registration, filing or enrolment by or with any competent authority;

(xxii)	an "authorisation" includes an authorisation, consent, approval, resolution, licence, exemption, filing, registration or notarisation;

(xxiii)	a "currency" is a reference to the lawful currency for the time being of the relevant country;

(xxiv)	"disposal" means a sale, transfer, grant, lease or other disposal, whether voluntary or involuntary, and "dispose" will be construed accordingly;

(xxv)
any reference in the Transaction Documents to an action being "contemplated by", "contemplated under" or similar references in a Transaction Document shall, for the avoidance of doubt, not include an action which is expressly prohibited in such Transaction Document;

(xxvi)	"set-off" shall include analogous rights in other relevant jurisdictions;

(xxvii)	"repay", "redeem" and "pay" shall each include both of the others and cognate expressions shall be construed accordingly;

(xxviii)	a "successor" of any party shall be construed so as to include an assignee or successor in title of such party and any person who under the laws of the jurisdiction of incorporation or domicile of such party has assumed the rights and obligations of such party under any Transaction Document or to which, under such laws, such rights and obligations have been transferred;

(xxix)	all references to the "Companies Act 2014 " are to such legislation, each as may be modified, re-enacted, consolidated or superseded; and

(xxx)
"acting reasonably" or similar references means, in relation to the FleetCo Security Agent or the Transaction Agent (a) acting on the instructions of any of the Senior Noteholders pursuant to and in accordance with clause 13.4 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Transaction Agent) of the Framework Agreement and clause 14.2 (Instructions to FleetCo Security Agent) of the Framework Agreement or (b) acting in a reasonable manner;

(xxxi)
"consent or approval not to be unreasonably withheld" or similar references mean, in relation to the FleetCo Security Agent or the Transaction Agent, that, in determining whether to give such consent or approval, the FleetCo Security Agent or the Transaction Agent (as applicable) shall have regard to the time necessary to seek and act upon the instructions of the Senior Noteholders pursuant to and in accordance with clause 13.4 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Transaction Agent) of the Framework Agreement and clause 14.2 (Instructions to FleetCo Security Agent) of the Framework Agreement;

(xxxii)
"may reasonably direct", "may reasonably request" or "may reasonably require" or similar references means, in relation to the FleetCo Security Agent or the Transaction Agent, such directions or requests acting on the instructions of any of the Senior Noteholders pursuant to and in accordance with clause 13.4 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Transaction Agent) of the Framework Agreement and clause 14.2 (Instructions to FleetCo Security Agent) of the Framework Agreement;

(xxxiii)
the ratings of Vehicle Manufacturers in "Non-Investment Grade Vehicle Manufacturer Receivables (for which a FleetCo holds enforceable title)", "Non-Investment Grade Vehicle Manufacturer", "Investment Grade Vehicle Manufacturer", "Investment Grade Vehicle Manufacturer Receivables", "Investment Grade Programme Vehicles", "Investment Grade Non-Programme Vehicles", "Non-Investment Grade Programme Vehicles", "Non-Investment Grade Non-Programme Vehicles" or any other ratings of Vehicle Manufacturers referred to in such definition or the definitions of "Credit Enhancement Matrix", "Concentration Limit" or related definitions shall mean, in respect of any date, such rating of the relevant Vehicle Manufacturer on the immediately preceding Calculation Date or the immediately preceding Intra-Month Cut-off Date, as applicable;

(xxxiv)
the English Transaction Documents shall, in the context of (i) the Dutch FleetCo Deed of Charge, exclude the FleetCo Spanish Facility Agreement, the FleetCo German Facility Agreement, the Spanish FleetCo Deed of Charge, the German FleetCo Deed of Charge and the FleetCo Security Powers of Attorney granted under the Spanish FleetCo Deed of Charge and the German FleetCo Deed of Charge; (ii) the German FleetCo Deed of Charge, exclude the FleetCo Spanish Facility Agreement, the FleetCo Dutch Facility Agreement, the Spanish

FleetCo Deed of Charge, the Dutch FleetCo Deed of Charge and the FleetCo Security Powers of Attorney granted under the Spanish FleetCo Deed of Charge and the Dutch FleetCo Deed of Charge; and (iii) the Spanish FleetCo Deed of Charge, exclude the FleetCo Dutch Facility Agreement, the FleetCo German Facility Agreement, the Dutch FleetCo Deed of Charge, the German FleetCo Deed of Charge and the FleetCo Security Powers of Attorney granted under the Dutch FleetCo Deed of Charge and the German FleetCo Deed of Charge;

(xxxv)
items (i) (Framework Agreement), (ii) (Master Definitions Agreement), (iii) (Funds Flow Agreement), (iv) (Tax Deed of Covenant), (xiii) (Central Servicing Agreement), (xiv) (FleetCo Back-up Cash Management Agreement), (xvi) (Finco Payment Guarantee), (xvii) (Parent Performance Guarantee), (xx) (Liquidation Agency Agreement) and (xxiv) (Lessor Power of Attorney) of the English Transaction Documents shall: (x) in the definition of Dutch FleetCo Deed of Charge and in the context of enforcement of the Dutch FleetCo Dutch Secured Property (as applicable) be construed as references to such items to the extent of the Dutch FleetCo Level Dutch Advances Proportion only; (y) in the definition of Spanish FleetCo Deed of Charge and in the context of enforcement of the Dutch FleetCo Spanish Secured Property (as applicable), be construed as references to such items to the extent of the Dutch FleetCo Level Spanish Advances Proportion only; and (z) in the definition of German FleetCo Deed of Charge and in the context of enforcement of the Dutch FleetCo German Secured Property (as applicable), be construed as references to such items to the extent of the Dutch FleetCo Level German Advances Proportion only; and

(xxxvi)
the proceeds of enforcement of any security over the Dutch FleetCo Share Pledge and the Dutch FleetCo Management Documents shall be construed as being to the extent of the Dutch FleetCo Level Dutch Advances Proportion, Dutch FleetCo Level Spanish Advances Proportion or the Dutch FleetCo Level German Advances Proportion, as appropriate.

2.2	use of the singular shall include the plural and vice versa;

2.3	headings are for ease of reference only and shall be ignored in interpreting such Relevant Document;

2.4
all notices to be given by any Party and all other communications and documentation which are in any way relevant to such Relevant Document or the performance or termination of such Relevant Document shall be in the English language;

2.5
any statement qualified by reference to a party's state of knowledge, belief or awareness shall be deemed to include an additional statement that, before making it, the relevant party has made such enquiry as it would be reasonable to expect it to have made;

2.6	the words "include" and "including" are to be construed without limitation;

2.7	time shall be of the essence of such Relevant Document; and

2.8	a Default (other than an Event of Default) is "continuing" if it has not been remedied or waived and an Event of Default is "continuing" if it has not been waived.

3	Incorporation of Common Terms and Clause 24 of the Framework Agreement

This Agreement shall have expressly and specifically incorporated into it the Common Terms and clause 24 (Consents, Amendments, Waivers and Modifications) of the Framework Agreement as though they were set out in full in this Agreement. If there is any conflict between this Agreement and the incorporated Common Terms or clause 24 (Consents, Amendments, Waivers and Modifications) of the Framework Agreement, such incorporated Common Terms and clause 24 (Consents, Amendments, Waivers and Modifications) of the Framework Agreement shall prevail.

4	Governing Law and Jurisdiction

4.1	This Agreement and any non-contractual obligations arising out of it or in connection with it shall be governed by English law.

4.2
The courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and accordingly any legal action or proceedings arising out of or in connection with this Agreement may be brought in such courts. The Parties irrevocably submit to the jurisdiction of such courts and waive any objection to Proceedings in such courts whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. These submissions are for the benefit of the Issuer Security Trustee, the FleetCo Security Agent and the Transaction Agent and shall not limit the right of the Issuer Security Trustee, the FleetCo Security Agent or the Transaction Agent to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

5	Enforcement

5.1
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement).

5.2	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no such Party will argue to the contrary.

5.3
This Clause 0 (Enforcement) is for the benefit of the Issuer Secured Creditors and the FleetCo Secured Creditors only. As a result, no Issuer Secured Creditor and no FleetCo Secured Creditor shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, such Parties may take concurrent proceedings in any number of jurisdictions.

Schedule -
The Parties
Part 1
Opcos, Servicers and Lessees
Opcos

Name of Opcos	Registration number (or equivalent, if any)
Avis Budget Autovermietung GmbH & Co. KG (the "German Opco")	HRA 3033
Avis Budget Italia S.p.A. (the "Avis Italian Opco" and an "Italian Opco")	421940586
Avis Alquile un Coche S.A. (the "Spanish Opco")	A28152767
Avis Budget Autoverhuur B.V. (the "Dutch Opco")	33129079 in The Netherlands
Avis Location de Voitures SAS (the "French Opco")	652 023 961 RCS Nanterre
Maggiore Rent S.p.A. (the "Maggiore Italian Opco" and an "Italian Opco")	6771581003

Servicers (excluding the Central Servicer)

Name of Servicers	Registration number (or equivalent, if any)
Avis Alquile un Coche S.A. (the "Spanish Servicer") in respect of Dutch FleetCo's fleet in Spain	A28152767
In respect of Italian FleetCo: Avis Budget Italia S.p.A. (the "Avis Italian Servicer" and an "Italian Servicer")	421940586
In respect of Italian FleetCo: Maggiore Rent S.p.A. (the "Maggiore Italian Servicer" and an "Italian Servicer")	6771581003
In respect of French FleetCo: Avis Location de Voitures SAS (the "French Servicer")	652 023 961 RCS Nanterre

Lessees

Name of Lessees	Registration number (or equivalent, if any)
Avis Budget Autovermietung GmbH & Co. KG (as lessee under the Master German Fleet Lease Agreement)	HRA 3033
Avis Budget Italia S.p.A. (as lessee under the Avis Italian Master Lease Agreement)	421940586
Avis Alquile un Coche S.A. (as lessee under the Spanish Master Lease Agreement)	A28152767
Avis Budget Autoverhuur B.V. (as lessee under the Master Dutch Fleet Lease Agreement)	33129079 in The Netherlands
Avis Location de Voitures SAS (as lessee under the French Master Lease Agreement)	652 023 961 RCS Nanterre
Maggiore Rent S.p.A. (as lessee under the Maggiore Italian Master Lease Agreement)	6771581003

Central Servicer

Name	Registration number (or equivalent, if any)
Avis Finance Company Ltd	2123807

Part 2
FleetCos

Name of FleetCos Jurisdiction of incorporation and legal form	Registration number (or equivalent, if any)
FinCar Fleet B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) (the "Dutch FleetCo")	55227732
Fincar Fleet B.V., Sucursal en España, the Spanish branch of FINCAR FLEET B.V. (a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of Netherlands) with registered address at Avenida Manoteras, nº 32, 28050 Madrid, Spain and Spanish fiscal identification number W0037096E and registered at the Mercantile Registry in Madrid under volume 28809, page 190, section 8th and sheet M-518708 (the "Dutch FleetCo, Spanish Branch")
W0037096E
Avis Budget Italia S.p.A. Fleet Co. S.A.p.A., a partnership limited by shares (the "Italian FleetCo")	97550851009
AB FleetCo a simplified limited stock company (société par actions simplifiée) (the "French FleetCo")	799 383 997 R.C.S. Beauvais

Part 3
The Account Banks

Name of Account Bank	Registration number (or equivalent, if any)
Deutsche Bank AG, London Branch (the "Issuer Account Bank")	HRB 30 000, branch number BR00005
Deutsche Bank S.A.E. (the "Dutch FleetCo Spanish Account Bank")	A-08000614
Deutsche Bank AG, London Branch (the "Dutch FleetCo Spanish Account Bank Operator")	HRB 30 000, branch number BR00005
Deutsche Bank S.P.A. (the "Italian FleetCo Account Bank")	1340740156
Deutsche Bank AG (the "Dutch FleetCo German Account Bank")	HRB 30 000
Deutsche Bank AG, London Branch (the "Dutch FleetCo German Account Bank Operator")	HRB 30 000, branch number BR00005
Deutsche Bank AG, Amsterdam Branch (the "Dutch FleetCo Dutch Account Bank")	HRB 30 000, branch number 33304583
Deutsche Bank AG, London Branch (the "Dutch FleetCo Dutch Account Bank Operator")	HRB 30 000, branch number BR00005
Deutsche Bank AG, Paris Branch (the "French FleetCo Account Bank")	HRB 30 000, branch number 310327481
Deutsche Bank AG, London Branch (the "French FleetCo Account Bank Operator")	HRB 30 000, branch number BR00005

Part 4
The Senior Noteholders

Names of Senior Noteholders	Registration number (or equivalent, if any)
Blue Finn S.a.r.l., Luxembourg, Küsnacht Branch	CH-020.9.003.783-3
Crédit Agricole Corporate and Investment Bank	304187701
Deutsche Bank AG, London Branch	HRB 30 000, branch number BR00005
Natixis	542044524
Scotiabank Europe plc	817692
Elektra Purchase No. 34 Limited	548807
Jupiter Securitization Company LLC	223771
JPMorgan Chase Bank, N.A.	2118141
Managed and Enhanced Tap (Magenta) Funding S.T.	520563479
Matchpoint Finance plc	386704
Gresham Receivables (No. 34) UK Limited	7807235

This Agreement has been entered into on the date stated at the beginning.

Schedule 3
Reliance Letters and Opinions
Part I
Conditions Precedent

1	Arthur Cox reliance letter in respect of:

(a)	Opinion dated 20 March 2013

(b)	Bankruptcy remoteness memorandum dated 20 March 2013

(c)	Opinion dated 21 May 2014

2	Avis internal counsel reliance letter in respect of:

(a)	Opinion dated 20 March 2013

(b)	Opinion dated 21 May 2014

(c)	Opinion dated 16 April 2015

(d)	Opinion dated 22 January 2016

3	Clifford Chance (London) reliance letter in respect of:

(a)	Opinion dated 20 March 2013

(b)	Opinion dated 21 May 2014

(c)	Opinion dated 16 April 2015

(d)	Opinion dated 22 January 2016

(e)	Insurance memorandum dated 20 March 2013

(f)	Insurance memorandum dated 21 May 2014

(g)	VPA due diligence report dated 20 March 2013

(h)	VPA due diligence report dated 21 May 2014

(i)	Liquidation tax memorandum dated 20 March 2013, other than in respect of Section 3 (Germany), Section 4 (Italy) and Section 5 (Spain)

(j)	Liquidation tax memorandum dated 21 May 2014

4	Clifford Chance (Netherlands) reliance letter in respect of:

(a)	Opinion dated 20 March 2013

(b)	Opinion dated 21 May 2014

(c)	Tax opinion dated 20 March 2013

(d)	Tax opinion dated 21 May 2014

19

(e)	Memorandum relating to set-off and retention of title under Dutch law dated 21 May 2014

5	Clifford Chance (Italy) reliance letter in respect of:

(a)	Opinion dated 20 March 2013

(b)	Opinion dated 21 May 2014

(c)	Opinion dated 22 January 2016

(d)	Tax opinion dated 22 January 2016

(e)	Memorandum relating to set-off rights under the vehicle manufacturer agreements and vehicle dealer agreements dated 20 March 2013

(f)	Memorandum relating to potential interference of any landlord/owner rights with Italian FleetCo’s rights dated 20 March 2013

(g)	Memorandum relating to retention of title arrangements in the vehicle provider agreements dated 20 March 2013

(h)	Memorandum relating to certain insurance requirements in respect of motor vehicles and to product liability dated 20 March 2013

(i)
Supplemental memorandum on Italian taxation dated 22 January 2016, including Section 4 (Italy) of the liquidation tax memorandum originally dated 20 March 2013 referred to at item 3(i) of this Part I Schedule 3 (Reliance Letters and Opinions)

6	Clifford Chance (Spain) reliance letter in respect of:

(a)	Opinion dated 21 May 2014

(b)	Memorandum relating to set-off rights under the vehicle provider agreement dated 20 March 2013

(c)	Memorandum relating to retention of title provisions dated 20 March 2013

(d)	Memorandum relating to potential interference of any landlord/owner rights with Dutch FleetCo’s rights dated 20 March 2013

7	Clifford Chance (Germany) reliance letter in respect of:

(a)	Opinion dated 20 March 2013

(b)	Opinion dated 21 May 2014

(c)	Memorandum relating to set-off and retention of title under German law dated 20 March 2013

(d)	Memorandum relating to third party rights dated 20 March 2013

8	Clifford Chance (France) reliance letter in respect of:

(a)	Opinion dated 21 May 2014

(b)	Memorandum relating to set-off under French law dated 21 May 2014

20

(c)	Memorandum relating to retention of title under French law dated 21 May 2014

(d)	Memorandum relating to third party rights dated 21 May 2014

9	Linklaters (London) reliance letter in respect of:

(a)	Opinion dated 20 March 2013

(b)	Opinion dated 21 May 2014

(c)	Opinion dated 22 January 2016

10	Linklaters (Netherlands) reliance letter in respect of:

(a)	Dutch bankruptcy remoteness memorandum dated 20 March 2013

(b)	Dutch FleetCo bankruptcy remoteness memorandum dated 21 May 2014

(c)	Dutch insolvency and repossession memorandum dated 21 May 2014

(d)	Opinion dated 20 March 2013

(e)	Opinion dated 21 May 2014

11	Linklaters (Italy) reliance letter in respect of:

(a)	Opinion dated 20 March 2013

(b)	Opinion dated 22 January 2016

(c)	Italian FleetCo bankruptcy remoteness memorandum dated 20 March 2013

(d)	Italian insolvency memorandum dated 20 March 2013

(e)	Italian Labour Law Memorandum dated 20 March 2013

(f)	Italian Dedicated Financing Memorandum dated 20 March 2013

(g)	Bring-down Italian insolvency memorandum dated 22 January 2016

(h)	Bring-down Italian Labour Law Memorandum dated 22 January 2016

(i)	Bring-down Italian Dedicated Financing Memorandum dated 22 January 2016

12	Linklaters (Germany) - Reliance letter in respect of:

(a)	Opinion dated 20 March 2013

(b)	German bankruptcy remoteness memorandum dated 20 March 2013

(c)	German insolvency memorandum dated 20 March 2013

(d)	German Legal Services Act Memorandum dated 20 March 2013

(e)	German Banking Licence Memorandum dated 20 March 2013

13	Linklaters (France) reliance letter in respect of:

(a)	French bankruptcy remoteness memorandum dated 21 May 2014

21

(b)	French insolvency and repossession memorandum dated 21 May 2014

(c)	Opinion dated 21 May 2014

14	Linklaters (Spain) reliance letter in respect of:

(a)	Opinion dated 20 March 2013

15	Clifford Chance (Spain) updated opinion and memorandum in respect of:

(a)	Opinion originally dated 20 March 2013

(b)	Tax opinion originally dated 20 March 2013

(c)	Section 5 (Spain) of the liquidation tax memorandum originally dated 20 March 2013 referred to at item 3(i) of this Part I Schedule 3 (Reliance Letters and Opinions)

Part II
Conditions Subsequent

1	Linklaters (Spain) updated memorandum in respect of:

(a)	Spanish bankruptcy remoteness memorandum originally dated 20 March 2013

(b)	Spanish insolvency memorandum originally dated 20 March 2013

(c)	Spanish Labour Law Memorandum originally dated 20 March 2013

2	Clifford Chance (Germany) updated opinion or memorandum in respect of:

(a)	Tax opinion originally dated 20 March 2013

(b)	Section 3 (Germany) off the liquidation tax memorandum originally dated 20 March 2013 referred to at item 3(i) of this Part I Schedule 3 (Reliance Letters and Opinions)

22

Execution Page

Issuer and FCT Noteholder
SIGNED AND DELIVERED AS A DEED
for and on behalf of
CARFIN FINANCE INTERNATIONAL LIMITED
by its lawfully appointed attorney:

/s/ Siobhan Hallissey
Name:	Siobhan Hallissey
Title:	Attorney

in the presence of: /s/ Rosemary Love
Name:	Rosemary Love
Address:	1 Grant’s Row Lower Mount Street Dublin 2, Ireland
Occupation:	Analyst, Corporate Services

i

Transaction Agent and Arranger
EXECUTED AS A DEED on behalf of
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Edith Lusson
Name:	Edith Lusson
Title:	Managing Director

in the presence of /s/ Laurent Haik
Name:	Laurent Haik
Address:	9 Quai du President Paul Doumer 92920 Paris La Défense Cedex
Occupation	Head of Operating Securitisation and Project Bond Group in Europe

Issuer Security Trustee
The common seal of
DEUTSCHE TRUSTEE COMPANY LIMITED
was affixed to this DEED in the presence of:

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Associate Director

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Associate Director

FleetCo Security Agent
EXECUTED AS A DEED on behalf of
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Edith Lusson
Name:	Edith Lusson
Title:	Managing Director

in the presence of /s/ Laurent Haik
Name:	Laurent Haik
Address:	9 Quai du President Paul Doumer 92920 Paris La Défense Cedex
Occupation	Head of Operating Securitisation and Project Bond Group in Europe

The Opcos
EXECUTED AS A DEED on behalf of
AVIS BUDGET AUTOVERMIETUNG GMBH & CO. KG (as German Opco)

By:	/s/ Martin Gruber
Name:	Martin Gruber
Title:	Managing Director

in the presence of: /s/ Susan Blosser
Name:	Susanne Blosser
Address:	Avis Budget Autovermietung AG Hoffwisenstrasse 36 CH-8153 Rümlang
Occupation:	Assistant to Senior Management

v

The Opcos
EXECUTED AS A DEED on behalf of
AVIS BUDGET ITALIA S.P.A. (as Avis Italian Opco and an Italian Opco)

By:	/s/ Mark Kightley
Name:	Mark Kightley
Title:	Director

in the presence of: /s/ Jamie Mouton-Bloom
Name:	Jamie Mouton-Bloom
Address:	Clifford Chance 10 Upper Bank Street London E14 5JJ
Occupation:	Paralegal

The Opcos
EXECUTED AS A DEED on behalf of
AVIS BUDGET ITALIA S.P.A. (as VAT Sharing Italian Opco)

By:	/s/ Mark Kightley
Name:	Mark Kightley
Title:	Director

in the presence of: /s/ Jamie Mouton-Bloom
Name:	Jamie Mouton-Bloom
Address:	Clifford Chance 10 Upper Bank Street London E14 5JJ
Occupation:	Paralegal

The Opcos
EXECUTED AS A DEED on behalf of
AVIS ALQUILE UN COCHE S.A. (as Spanish Opco)

By:	/s/ Valerie Chenivesse
Name:	Valerie Chenivesse
Title:	Managing Director

The Opcos
EXECUTED AS A DEED on behalf of
AVIS BUDGET AUTOVERHUUR B.V. (as Dutch Opco)

By:	/s/ Renato De Lussie
Name:	Renato De Lussie
Title:	Director

in the presence of: /s/ Sarah Coeus
Name:	Sarah Coeus
Address:	1 rue du Cal Leclerc Puteaux
Occupation:	Legal

The Opcos
EXECUTED AS A DEED on behalf of
AVIS LOCATION DE VOITURES SAS (as French Opco)

By:	/s/ Massimo Marsili
Name:	Massimo Marsili
Title:	President

In the presence of: /s/ Sarah Coeus
Name:	Sarah Coeus
Address:	1 rue du Cal Leclerc Puteaux
Occupation:	Legal

x

The Opcos
EXECUTED AS A DEED on behalf of
MAGGIORE RENT S.P.A. (as Maggiore Italian Opco and an Italian Opco)

By:	/s/ Mark Kightley
Name:	Mark Kightley
Title:	Director

in the presence of: /s/ Jamie Mouton-Bloom
Name:	Jamie Mouton-Bloom
Address:	Clifford Chance 10 Upper Bank Street London E14 5JJ
Occupation:	Paralegal

The Servicers
EXECUTED AS A DEED on behalf of
AVIS ALQUILE UN COCHE S.A. (as Spanish Servicer)

By:	/s/ Valerie Chenivesse
Name:	Valerie Chenivesse
Title:	Managing Director

The Servicers
EXECUTED AS A DEED on behalf of
AVIS FINANCE COMPANY LIMITED (as Central Servicer)

By:	/s/ Joanna Spiers	By:	/s/ Paul For
Name:	Joanna Spiers	Name:	Paul Ford
	Director		Director

The Servicers
EXECUTED AS A DEED on behalf of
AVIS BUDGET ITALIA S.P.A. (as Avis Italian Servicer and an Italian Servicer)

By:	/s/ Mark Kightley
Name:	Mark Kightley
Title:	Director

in the presence of: /s/ Jamie Mouton-Bloom
Name:	Jamie Mouton-Bloom
Address:	Clifford Chance 10 Upper Bank Street London E14 5JJ
Occupation:	Paralegal

The Servicers
EXECUTED AS A DEED on behalf of
AVIS LOCATION DE VOITURES SAS (as French Servicer)

By:	/s/ Massimo Marsili
Name:	Massimo Marsili
Title:	President

In the presence of: /s/ Sarah Coeus
Name:	Sarah Coeus
Address:	1 rue du Cal Leclerc Puteaux
Occupation:	Legal

The Servicers
EXECUTED AS A DEED on behalf of
MAGGIORE RENT S.P.A. (as Maggiore Italian Servicer and an Italian Servicer)

By:	/s/ Mark Kightley
Name:	Mark Kightley
Title:	Director

in the presence of: /s/ Jamie Mouton-Bloom
Name:	Jamie Mouton-Bloom
Address:	Clifford Chance 10 Upper Bank Street London E14 5JJ
Occupation:	Paralegal

The Lessees
EXECUTED AS A DEED on behalf of
AVIS BUDGET AUTOVERMIETUNG GMBH & CO. KG (as German Lessee)

By:	/s/ Martin Gruber
Name:	Martin Gruber
Title:	Managing Director

in the presence of: /s/ Susan Blosser
Name:	Susanne Blosser
Address:	Avis Budget Autovermietung AG Hoffwisenstrasse 36 CH-8153 Rümlang
Occupation:	Assistant to Senior Management

The Lessees
EXECUTED AS A DEED on behalf of
AVIS BUDGET ITALIA S.P.A. (as an Italian Lessee)

By:	/s/ Mark Kightley
Name:	Mark Kightley
Title:	Director

in the presence of: /s/ Jamie Mouton-Bloom
Name:	Jamie Mouton-Bloom
Address:	Clifford Chance 10 Upper Bank Street London E14 5JJ
Occupation:	Paralegal

The Lessees
EXECUTED AS A DEED on behalf of
AVIS ALQUILE UN COCHE S.A. (as Spanish Lessee)

By:	/s/ Valerie Chenivesse
Name:	Valerie Chenivesse
Title:	Managing Director

The Lessees
EXECUTED AS A DEED on behalf of
AVIS BUDGET AUTOVERHUUR B.V. (as Dutch Lessee)

By:	/s/ Renato De Lasso
Name:	Renato De Lasso
Title:	Director

In the presence of: /s/ Sarah Coeus
Name:	Sarah Coeus
Address:	1 rue du Cal Leclerc Puteaux
Occupation:	Legal

The Lessees
EXECUTED AS A DEED on behalf of
AVIS LOCATION DE VOITURES SAS (as French Lessee)

By:	/s/ Massimo Marsili
Name:	Massimo Marsili
Title:	President

In the presence of: /s/ Sarah Coeus
Name:	Sarah Coeus
Address:	1 rue du Cal Leclerc Puteaux
Occupation:	Legal

The Lessees
EXECUTED AS A DEED on behalf of
MAGGIORE RENT S.P.A. (as an Italian Lessee)

By:	/s/ Mark Kightley
Name:	Mark Kightley
Title:	Director

in the presence of: /s/ Jamie Mouton-Bloom
Name:	Jamie Mouton-Bloom
Address:	Clifford Chance 10 Upper Bank Street London E14 5JJ
Occupation:	Paralegal

FleetCo Holdings
SIGNED AND DELIVERED AS A DEED
for and on behalf of
CARFIN FINANCE HOLDINGS LIMITED
by its lawfully appointed attorney:

/s/ Siobhan Hallissey
Name:	Siobhan Hallissey
Title:	Attorney at Fact

in the presence of: /s/ Rosemary Love
Name:	Rosemary Loye
Address:	1 Grant’s Row Lower Mount Street Dublin 2, Ireland
Occupation:	Analyst, Corporate Services

The FleetCos
EXECUTED AS A DEED on behalf of
FINCAR FLEET B.V. (as Dutch FleetCo)

By:	/s/ P D Haverkamp-Idema
Name:	P D Haverkamp-Idema
Title:	Managing Director

By:	/s/ N.S. Lo
Name:	N.S. Lo
Title:	Director B

The FleetCos
EXECUTED AS A DEED on behalf of
FINCAR FLEET B.V., SUCURSAL EN ESPAÑA (as Dutch FleetCo, Spanish Branch)

By:	/s/ Beatriz Diez Arronz
Name:	Beatriz Diez Arronz
Title:	Represetnative of Fincar Fleet B.V Sucursal en Espana

The FleetCos
EXECUTED AS A DEED on behalf of
AVIS BUDGET ITALIA S.P.A. FLEET CO. S.A.P.A. (as Italian FleetCo, Avis Italian VAT Loan Borrower and Maggiore Italian VAT Loan Borrower)

By:	/s/ Mark Kightley
Name:	Mark Kightley
Title:	Director

in the presence of: /s/ Jamie Mouton-Bloom
Name:	Jamie Mouton-Bloom
Address:	Clifford Chance 10 Upper Bank Street London E14 5JJ
Occupation:	Paralegal

The FleetCos
EXECUTED AS A DEED on behalf of
AB FLEETCO (as French FleetCo)

By:	/s/ Josefina Parisi
Name:	Josefina Parisi
Title:	Representative

in the presence of: /s/ C Pement Johaa
Name:	C Pement Johaa
Address:	21 rue C Pement Merot, 75008 Paris
Occupation	Employee

Parent
EXECUTED AS A DEED on behalf of
AVIS BUDGET CAR RENTAL, LLC

By:	/s/ Rochelle Tarlowe
Name:	Rochelle Tarlowe
Title:	Senior Vice President and Treasurer

in the presence of: /s/ Erik Johnson
Name:	Erik Johnson
Address:	6 Sylvan Way, Parsippany, NJ USA
Occupation	Corporate Counsel

Finco, Avis Italian VAT Lender, Maggiore Italian VAT Lender, Dutch VAT Lender and the Subordinated Lender
EXECUTED AS A DEED on behalf of
AVIS FINANCE COMPANY LIMITED

By:	/s/ Joanna Spiers	By:	/s/ Paul For
Name:	Joanna Spiers	Name:	Paul Ford
	Director		Director

EXECUTED AS A DEED on behalf of
Avis Europe
AVIS BUDGET EMEA LIMITED

By:	/s/ Paul Ford
Name:	Paul Ford
Title:	Director

in the presence of: /s/ Claire Hook
Name:	Claire Hook
Address:	Avis Budget House, Bracknell RG12 2EW
Occupation	Legal Assitant

The Account Banks
EXECUTED AS A DEED on behalf of
DEUTSCHE BANK S.A.E. (as Dutch FleetCo Spanish Account Bank)

By:	/s/ T H Steimann
Name:	T H Steimann
Title:	Director

By:	/s/ Javier Di Girolamo
Name:	Javier Di Girolamo
Title:	Vice President

EXECUTED AS A DEED on behalf of
DEUTSCHE BANK S.P.A. (as Italian FleetCo Account Bank)

By:	/s/ Marrion Solideab
Name:	Marrion Solideab
Title:	Vice President

By:	/s/ A M Pemnelli
Name:	A M Pemnelli
Title:	Vice President

EXECUTED AS A DEED on behalf of
DEUTSCHE BANK AG (as Dutch FleetCo German Account Bank)

By:	/s/ Bernd Birck
Name:	Bernd Birck
Title:	Vice President

By:	/s/ Vivien Wichmann
Name:	Vivien Wichmann
Title:	Vice President

EXECUTED AS A DEED on behalf of
DEUTSCHE BANK AG, AMSTERDAM BRANCH (as Dutch FleetCo Dutch Account Bank)

By:	/s/ J Rees
Name:	J Rees
Title:	Vice President

By:	/s/ F de Roy van Zuidewijn
Name:	F de Roy van Zuidewijn
Title:	Vice President

EXECUTED AS A DEED on behalf of
DEUTSCHE BANK AG, PARIS BRANCH (as French FleetCo Account Bank)

By:	/s/ R Conner
Name:	R Conner
Title:	Authorized signatory

By:	/s/ Julien Monguis
Name:	Julien Monguis
Title:	Vice President

DEUTSCHE BANK AG, LONDON BRANCH (as Issuer Cash Manager, Issuer Account Bank, Dutch FleetCo Spanish Account Bank Operator, Dutch FleetCo German Account Bank Operator, Dutch FleetCo Dutch Account Bank Operator, French FleetCo Account Bank Operator, FleetCo German Back-up Cash Manager, FleetCo Italian Back-up Cash Manager, FleetCo Spanish Back-up Cash Manager, FleetCo French Back-up Cash Manager and FleetCo Dutch Back-up Cash Manager)

EXECUTED AS A DEED

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Vice President

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Vice President

The Senior Noteholder
EXECUTED AS A DEED
DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ Harlan Rothman
Name:	Harlan Rothman
Title:	Director

By:	/s/ Frederic de Benoist
Name:	Frederic de Benoist
Title:	Director

The Senior Noteholder
EXECUTED AS A DEED on behalf of
CREDIT AGRICOLE CORPORATE
AND INVESTMENT BANK

By:	/s/ Edith Lusson
Name:	Edith Lusson
Title:	Managing Director

in the presence of /s/ Laurent Haik
Name:	Laurent Haik
Address:	9 Quai du President Paul Doumer 92920 Paris La Défense Cedex
Occupation	Head of Operating Securitisation and Project Bond Group in Europe

The Senior Noteholder
EXECUTED AS A DEED on behalf of
SCOTIABANK EUROPE PLC

By:	/s/ Mark Caplan
Name:	Mark Caplan
Title:	CEO

Witnessed:

By:	/s/ Anjali Asnanee
Name:	Anjali Asnanee
Title:	Director 201 Bishopsgate, London

The Senior Noteholder
EXECUTED AS A DEED on behalf of
BLUE FINN S.A.R.L., LUXEMBOURG, KÜSNACHT BRANCH

By:	/s/ Paul K C Spiering
Name:	Paul K C Spiering
Title:	Branch Manager

in the presence of: /s/ George Ross
Name:	George Ross
Address:	2 King Edward Street London EC1A 1HQ
Occupation:	Banking

The Senior Noteholder
SIGNED AND DELIVERED AS A DEED
for and on behalf of
ELEKTRA PURCHASE NO. 34 LIMITED
Acting by its duly authorised Attorney

By:	/s/ Brian Buckley
Name:	Brian Buckley
Title:	Director

in the presence of: /s/ Kate Paelan
Name:	Kate Paelan
Address:	52 Dunville Avenue, Ranelagh, Dublin
Occupation:	Administrator

The Senior Noteholder
EXECUTED AS A DEED on behalf of
JUPITER SECURITIZATION COMPANY LLC
By JPMorgan Chase Bank N.A., its attorney-in-fact

By:	/s/ Adam J Klimek
Name:	Adam J Klimek
Title:	Executive Director

The Senior Noteholder
EXECUTED AS A DEED on behalf of
JPMORGAN CHASE BANK, N.A.

By:	/s/ Adam J Klimek
Name:	Adam J Klimek
Title:	Executive Director

The Senior Noteholder
EXECUTED AS A DEED on behalf of
MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T.

By:	/s/ Jean-Marc Leger
Name:	Jean-Marc Leger
Title:	Directeur Général

The Senior Noteholder

GIVEN under the common seal of MATCHPOINT FINANCE PUBLIC LIMITED COMPANY in the presence of:	Director
Director/Secretary For and on behalf of Marsh Management Services (Dublin) Limited Secretary

The Senior Noteholder
EXECUTED AS A DEED on behalf of
GRESHAM RECEIVABLES (NO. 34) UK LIMITED

By:	/s/ Mark Filer
Name:	Mark Filer
Title:	Director

in the presence of: /s/ Mignon Clarke
Name:	Mignon Clarke
Address:	Third Floor 1 King’s Arm Yard London EC2R 7AF
Occupation:	Head of Corporate Administration at Wilmington Trust

The Exiting Senior Noteholder
EXECUTED AS A DEED on behalf of
NATIXIS

By:	/s/ Michael Combes
Name:	Michael Combes
Title:	Chief Operating Officer of GSCS

in the presence of: /s/ Alexandre Hartheiser
Name:	Alexandre Hartheiser
Address:	Natixis 31 avenue Pierre Mondes France 76013 Paris
Occupation:	Employee of Natixis, Global Structured Credit and Solutions Europe Conduit Management

French Intermediary Bank
EXECUTED AS A DEED on behalf of
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Edith Lusson
Name:	Edith Lusson
Title:	Managing Director

in the presence of /s/ Laurent Haik
Name:	Laurent Haik
Address:	9 Quai du President Paul Doumer 92920 Paris La Défense Cedex
Occupation	Head of Operating Securitisation and Project Bond Group in Europe

The Corporate Services Providers

EXECUTED AS A DEED on behalf of
INTERTRUST (NETHERLANDS) B.V. (as a Dutch FleetCo Corporate Services Provider)

By:	/s/ P.D Haverkamp-Hama	By:	/s/ L.F van der Sman
Name:	P.D Haverkamp-Hama	Name:	L.F van der Sman
Title:	Proxyholder	Title:	Proxyholder

EXECUTED AS A DEED on behalf of
VISTRA B.V. (as a Dutch FleetCo Corporate Services Provider)

By:	/s/ R H W Funnekotter	By:	C C van den Broek
Name:	R H W Funnekotter	Name:	C C van den Broek
Title:	Director	Title:	Proxyholder B

l

PRESENT when the COMMON SEAL of
STRUCTURED FINANCE MANAGEMENT (IRELAND) LIMITED
(as Issuer Corporate Services Provider and FleetCo Holdings Corporate Services Provider)
was affixed hereto and this DEED was delivered

/s/ Karen McCrave Name: Karen McCrave Director Name: Company Secretary Per Pro Structured Finance Management Corporate Services (Ireland) Limited

Registrar
EXECUTED AS A DEED on behalf of
DEUTSCHE BANK LUXEMBOURG S.A.

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Attorney

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Attorney

FCT Servicer
EXECUTED AS A DEED on behalf of
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Edith Lusson
Name:	Edith Lusson
Title:	Managing Director

in the presence of /s/ Laurent Haik
Name:	Laurent Haik
Address:	9 Quai du President Paul Doumer 92920 Paris La Défense Cedex
Occupation	Head of Operating Securitisation and Project Bond Group in Europe

FCT CARFIN
Represented by Eurotitrisation
EXECUTED AS A DEED on behalf of
EUROTITRISATION

By:	/s/ Jean-Marc Leger
Name:	Jean-Marc Leger
Title:	Directeur Général

in the presence of: /s/ Cecile Fossati
Name:	Cecile Fossati
Address:	Eurotitrisation SA au capital de 684000 EUR Immueble “Les Diamants” 41 rue Delizy 93500 Pantin
Occupation:	Legal

FCT Custodian
EXECUTED AS A DEED on behalf of
CACEIS BANK FRANCE

By:	/s/ Carine Echelard
Name:	Carine Echelard
Title:	Chief Executive Officer

in the presence of: /s/ Phillippe Bourgues
Name:	Philippe Bourgues
Address:	CACEIS Bank France 1-3 Place Valhubert 75206 Paris Cedex 13
Occupation:	Deputy CEO

FCT Registrar
EXECUTED AS A DEED on behalf of
CACEIS CORPORATE TRUST

By:	/s/ Jean-Michael Desmarest
Name:	Jean-Michael Desmarest
Title:	Directeur Général

in the presence of: /s/ Laurent Drouin
Name:	Laurent Drouin
Address:	14, rue Rouget de Lisle – 92130 ISSY LES MOULINEAUX
Occupation:	Directeur Commercial

The Exiting Issuer Hedge Counterparty
EXECUTED AS A DEED on behalf of
DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ Bilal Kahloon
Name:	Bilal Kahloon
Title:	Director

Witness’s signature:
………………………………..
Name (in BLOCK CAPITALS):
Address:    1 Great Winchester House St, London EC2N 2DB

By:	/s/ Nick Khoo
Name:	Nick Khoo
Title:	Director

Witness’s signature:
………………………………..
Name (in BLOCK CAPITALS):
Address: 1 Great Winchester House St, London EC2N 2DB

The Issuer Hedge Counterparty
EXECUTED as a deed on behalf of
THE BANK OF NOVA SCOTIA

By:	/s/ Blake Hampton-Davies
Name:	Blake Hampton-Davies
Title:	Managing Director

in the presence of /s/ Boris Nikic
Name:	Boris Nikic
Address:	40 King St W. Toronto, ON, M5H 1H1
Occupation:	Associate Director, GBM

The Issuer Hedge Counterparty
EXECUTED as a deed on behalf of
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Rachel Tresser
Name:	Rachel Tresser
Title:	Managing Director

in the presence of /s/ Sam Pilcer
Name:	Sam Pilcer
Address:	9 Quai du President Paul Doumer 92920 Paris La Défense Cedex
Occupation:	Managing Director

By:	/s/ Christine Cremel
Name:	Christine Cremel
Title:	Managing Director

in the presence of /s/ Sam Pilcer
Name:	Sam Pilcer
Address:	9 Quai du President Paul Doumer 92920 Paris La Défense Cedex
Occupation:	Managing Director